SAXON ASSET SECURITIES TRUST 199_-_

                     MORTGAGE LOAN ASSET BACKED CERTIFICATES





                                  SERIES 199_-_





                                 TRUST AGREEMENT



                             dated as of ___1, 199_,



                                      among



                         SAXON ASSET SECURITIES COMPANY,

                                  as Depositor



                              SAXON MORTGAGE, INC.,

                               as Master Servicer



                                       and



                        --------------------------------,

                                   as Trustee





















                                TABLE OF CONTENTS



                                                                                                               Page
ARTICLE I DEFINITIONS.............................................................................................1
   Section 1.01.  Standard Terms; Section References..............................................................1
   Section 1.02.  Defined Terms...................................................................................3
ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS......................................................20
   Section 2.01.  Conveyance of Mortgage Loans...................................................................20
ARTICLE III REMITTING TO CERTIFICATEHOLDERS......................................................................21
   Section 3.01.  Subaccount Distributions.......................................................................21
   Section 3.02.  Certificate Distributions......................................................................22
   Section 3.04.  Reports by Master Servicer.....................................................................28
   Section 4.01.  The Certificates...............................................................................29
   Section 4.02.  Denominations..................................................................................30
   Section 4.03.  Interest Fund..................................................................................30
   Section 4.04.  Principal Fund.................................................................................30
ARTICLE V MISCELLANEOUS PROVISIONS...............................................................................30
   Section 5.01.  Request for Opinions...........................................................................30
   Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law....................................31
   Section 5.03.  REMIC Administration...........................................................................31
   Section 5.04.  Optional Termination...........................................................................32
   Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent........................................32


Schedule I:    The Mortgage Loans:           A.     Group I Mortgage Loans
                                             B.     Group II Mortgage Loans

Schedule II:   Sales Agreement and Servicing Agreements
Schedule III:  Mortgage Loans for which first payment to the Trust will be after ___1, 199_
Exhibit AF:    1:      Form of Class AF-1 Certificate
               2:      Form of Class AF-2 Certificate
               3:      Form of Class AF-3 Certificate
               4:      Form of Class AF-4 Certificate
               5:      Form of Class AF-5 Certificate
               6:      Form of Class AF-6 Certificate
Exhibit MF:    1:      Form of Class MF-1 Certificate
               2:      Form of Class MF-2 Certificate
Exhibit BF:    1:      Form of Class BF-1 Certificate
               2:      Form of Class BF-2 Certificate
               3:      Form of Class BF-3 Certificate
Exhibit AV     1:      Form of Class AV-1 Certificate
Exhibit AV     2:      Form of Class AV-2 Certificate
Exhibit MV:    1:      Form of Class MV-1 Certificate
               2:      Form of Class MV-2 Certificate
Exhibit BV:    1:      Form of Class BV-1 Certificate
               2:      Form of Class BV-2 Certificate
               3:      Form of Class BV-3 Certificate
Exhibit C:             Form of Class C Certificate
Exhibit R:             Form of Class R Certificate










                                 TRUST AGREEMENT

         THIS TRUST AGREEMENT dated as of ___1, 199_ (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"), SAXON MORTGAGE, INC., a Virginia corporation, as Master Servicer (the "Master
Servicer"),   and    ________________________________,    a   national   banking
association, as Trustee, under this Agreement and the Standard Terms to Trust Agreement (January 1997 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").



                              PRELIMINARY STATEMENT

        The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $0 to be known as the Saxon Asset Securities Trust 199_-_, Mortgage Loan Asset Backed Certificates, Series 199_-_ (the "Certificates"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class BF-3, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class BV-3, Class C and Class R Certificates.

        In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat certain assets of the Trust as real estate mortgage investment conduits for federal income tax purposes.

        NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master Servicer and the Trustee agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01.  Standard Terms; Section References

        (a) The Standard Terms prescribe the duties, responsibilities and obligations of the Depositor, the Master Servicer and the Trustee with respect to the Certificates. The Depositor, the Master Servicer, and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections 1.01, 1.02 and 5.07 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

        (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

        (c) The definition of "Qualified Substitute Mortgage Loan" is amended to read as follows:

               "Qualified Substitute Mortgage Loan": A mortgage loan substituted by Saxon or a Seller for a Deleted Mortgage Loan that, on the date of such substitution: (i) has an Unpaid Principal Balance not greater than the Unpaid Principal Balance of the Deleted Mortgage Loan, (ii) has a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) has a Net Rate not less than the Net Rate of the Deleted Mortgage Loan, (iv) has a remaining term to maturity not later than one year prior to the "latest possible maturity date" specified in the Trust Agreement, (v) has a Loan-to-Value Ratio as of the first day of the month in which the substitution occurs equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date (in each case, using the fair market value at origination and after taking into account the Monthly Payment due on such date), and (vi) complies with each applicable representation, warranty, and covenant pertaining to an individual Mortgage Loan set forth in the Trust Agreement, was underwritten on the basis of credit underwriting standards at least as strict as the credit underwriting standards used with respect to the Deleted Mortgage Loan and, if a Seller is effecting the substitution, complies with each applicable representation, warranty, or covenant pertaining to an individual Mortgage Loan set forth in the related Sales Agreement or Subsequent Sales Agreement; provided, however, that no ARM Loan may be substituted for a Deleted Mortgage Loan unless such Deleted Mortgage Loan is also an ARM Loan and, in addition to meeting the conditions set forth above, the ARM Loan to be substituted, on the date of the substitution: (a) provides for a lowest possible Net Rate that is not lower than the lowest possible Net Rate for the Deleted Mortgage Loan and a highest possible Net Rate that is not lower than the highest possible Net Rate for the Deleted Mortgage Loan, (b) has a Gross Margin that is not less than the Gross Margin of the Deleted



         Mortgage Loan, (c) has a Periodic Rate Cap not less than the Periodic Rate Cap on the Deleted Mortgage Loan, (d) has a next interest adjustment date that is the same as the next interest adjustment date for the Deleted Mortgage Loan or occurs not more than two months prior to or two months later than the next interest adjustment date for the Deleted Mortgage Loan, (e) does not have a permitted increase or decrease in the Monthly Payment less than the permitted increase or decrease applicable to the Deleted Mortgage Loan and (f) is not convertible to a fixed Mortgage Interest Rate unless the Deleted Mortgage Loan is so convertible. If more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, the amount described in clause (i) of the preceding sentence shall be determined on the basis of aggregate Unpaid Principal Balances, the rates described in clauses (ii) and (iii) of the preceding sentence and clause (a) of the proviso to the preceding sentence shall be determined on the basis of weighted average Mortgage Interest Rates and Net Rates, as the case may be, the Gross Margins described in clause (b) of the proviso to the preceding sentence shall be determined on the basis of weighted average Gross Margins, and the interest adjustment dates described in clause (d) of the proviso to the preceding sentence shall be determined on the basis of weighted average interest adjustment dates. In the case of a Trust for which a REMIC election has been or will be made, a Qualified Substitute Mortgage Loan also shall satisfy the following criteria as of the date of its substitution for a Deleted Mortgage Loan: (A) the Borrower shall not be 59 or more days delinquent in payment on the Qualified Substitute Mortgage Loan, (B) the Trustee Mortgage Loan File for such Mortgage Loan shall not contain any material deficiencies in documentation and shall include an executed Mortgage Note and a recorded Security Instrument; (C) the Loan to Value Ratio of such Mortgage Loan must be 125% or less on the date of origination of such Mortgage Loan or, if any of the terms of such Mortgage Loan were modified other than in connection with a default or imminent default on such Mortgage Loan, on the date of such modification; (D) no property securing such Mortgage Loan may be subject to foreclosure, bankruptcy, or insolvency proceedings; (E) such Mortgage Loan must be secured by a valid lien on the related Mortgaged Premises; and (F) shall otherwise constitute an eligible asset for a REMIC under the REMIC Provisions.



        (d) Paragraph (e) of the definition of "Trustee Mortgage Loan File" in the Standard Terms is amended to read as follows:

         "(e) in the case of a Mortgage Loan that is not identified in the Mortgage Loan Schedule as a Junior Mortgage Loan of the type described below, an original Title Insurance Policy, Certificate of Title Insurance or a written commitment to issue a Title Insurance Policy or Certificate of Title Insurance or a copy of a Title Insurance Policy or Certificate of Title Insurance certified as true and correct by the applicable Insurer and, in the case of a Mortgage Loan identified as a Junior Mortgage Loan with a principal balance of $50,000 or less, a representation of the Seller in the Sales Agreement that (i) the related senior mortgage loan is held by an institutional lender such as a bank, other financial institution or mortgage company and (ii) the Seller has determined based on a review of a property profile or title report acceptable to such Seller that the Borrower has valid title to the Mortgaged Premises;"

         (e) Upon the occurrence of a Group I or Group II Trigger Event, the Trustee shall advise the Certificateholders of that fact and, if requested to do so by the holders of Certificates representing a majority of the Voting Rights, the Trustee shall terminate Meritech as the Servicer.


        Section 1.02.  Defined Terms

        Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

        "Accrual Period": With respect to the Group I Certificates and the Class AV-2 Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Group II Certificates (other than the Class AV-2
Certificates) and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date. All calculations of interest on the Group I Certificates and the Class AV-2 Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Group II Certificates (other than the Class AV-2 Certificates) will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

        "Book-Entry Certificates": The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 Class BF-2, Class BF-3, Class BV-2 and Class BV-3 Certificates, except to the extent provided in Section 5.03 of the Standard Terms.

        "Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class BF-3, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class BV-3, Class C and Class R Certificates.

        "Certificate  Registrar":  ________________________________,   a
national banking association, and its successors and assigns in such capacity.

        "Class": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class BF-3, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class BV-3, Class C and Class R.

         "Certificate Definitions":

                  "Group I Certificates":

   "Class   AF-1   Certificate":    Any    "Class   AF-2   Certificate":   Any    "Class   AF-3   Certificate":   Any
Certificate   designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
AF-1  Certificate" on the face thereof,  AF-2   Certificate"   on   the   face  AF-3   Certificate"   on   the   face
in the  form of  Exhibit  AF-1  hereto,  thereof,  in the form of Exhibit AF-2  thereof,  in the form of Exhibit AF-3
representing      the      right     to  hereto,  representing  the  right  to  hereto,  representing  the  right  to
distributions as set forth herein.       distributions as set forth herein.     distributions as set forth herein.


  "Class  AF-1  Certificate   Principal    "Class AF-2  Certificate  Principal    "Class AF-3  Certificate  Principal
Balance":   The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance of the Class AF-1 Certificates.  Balance    of    the    Class    AF-2  Balance    of    the    Class    AF-3
                                         Certificates.                          Certificates.


  "Class AF-1 Current  Interest":  With    "Class  AF-2   Current   Interest":    "Class  AF-3   Current   Interest":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on  the  Class  AF-1  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Certificate      Principal      Balance  Class  AF-2   Certificate   Principal  Class  AF-3   Certificate   Principal
immediately  prior to such Distribution  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Date during the related  Accrual Period  Distribution  Date during the related  Distribution  Date during the related at the  Class  AF-1  Pass-Through  Rate  Accrual  Period  at  the  Class  AF-2  Accrual  Period  at  the  Class  AF-3
plus any amount previously  distributed  Pass-Through  Rate  plus  any  amount  Pass-Through  Rate  plus  any  amount with  respect  to  interest  for  Class  previously  distributed  with respect  previously  distributed  with respect
AF-1  that  is  recovered   during  the  to  interest  for Class  AF-2 that is  to  interest  for Class  AF-3 that is related  Accrual  Period as a  voidable  recovered  during the related Accrual  recovered  during the related Accrual preference  by a trustee in  bankruptcy  Period as a voidable  preference by a  Period as a voidable  preference by a
pursuant  to  a  final   non-appealable  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
order.                                   final non-appealable order.            final non-appealable order.


  "Class AF-1  Interest  Carry  Forward    "Class AF-2 Interest  Carry Forward    "Class AF-3 Interest  Carry Forward
Amount":    With    respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date,  the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class   AF-1   Current  the excess of (A) Class AF-2  Current  the excess of (A) Class AF-3  Current
Interest    with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution  Dates over (B) the amount  Distribution   Dates   over  (B)  the  Distribution   Dates   over  (B)  the
actually   distributed  to  Class  AF-1  amount actually  distributed to Class  amount actually  distributed to Class with  respect to interest on such prior  AF-2  with  respect  to  interest  on  AF-3  with  respect  to  interest  on
Distribution  Dates  and (ii)  interest  such  prior  Distribution  Dates  and  such  prior  Distribution  Dates  and thereon at the Class AF-1  Pass-Through  (ii)  interest  thereon  at the Class  (ii)  interest  thereon  at the Class
Rate for the related Accrual Period.     AF-2   Pass-Through   Rate   for  the  AF-3   Pass-Through   Rate   for  the
                                         related Accrual Period.                related Accrual Period.


  "Class   AF-1   Pass-Through   Rate":    "Class  AF-2  Pass-Through   Rate":    "Class  AF-3  Pass-Through   Rate":
With   respect  to  each   Distribution  With  respect  to  each  Distribution  With  respect  to  each  Distribution
Date, _.__% per annum.                   Date, _.__% per annum.                 Date, _.__% per annum.




   "Class   AF-4   Certificate":    Any    "Class   AF-5   Certificate":   Any    "Class   AF-6   Certificate":   Any
Certificate   designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
AF-4  Certificate" on the face thereof,  AF-5   Certificate"   on   the   face  AF-6   Certificate"   on   the   face
in the  form of  Exhibit  AF-4  hereto,  thereof,  in the form of Exhibit AF-5  thereof,  in the form of Exhibit AF-6
representing      the      right     to  hereto,  representing  the  right  to  hereto,  representing  the  right  to
distributions as set forth herein.       distributions as set forth herein.     distributions as set forth herein.


  "Class  AF-4  Certificate   Principal    "Class AF-5  Certificate  Principal    "Class AF-6  Certificate  Principal
Balance":   The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance of the Class AF-4 Certificates.  Balance    of    the    Class    AF-5  Balance    of    the    Class    AF-6
                                         Certificates.                          Certificates.


  "Class AF-4 Current  Interest":  With    "Class  AF-5   Current   Interest":    "Class  AF-6   Current   Interest":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on  the  Class  AF-4  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Certificate      Principal      Balance  Class  AF-5   Certificate   Principal  Class  AF-6   Certificate   Principal
immediately  prior to such Distribution  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Date during the related  Accrual Period  Distribution  Date during the related  Distribution  Date during the related at the  Class  AF-4  Pass-Through  Rate  Accrual  Period  at  the  Class  AF-5  Accrual  Period  at  the  Class  AF-6
plus any amount previously  distributed  Pass-Through  Rate  plus  any  amount  Pass-Through  Rate  plus  any  amount with  respect  to  interest  for  Class  previously  distributed  with respect  previously  distributed  with respect
AF-4  that  is  recovered   during  the  to  interest  for Class  AF-5 that is  to  interest  for Class  AF-6 that is related  Accrual  Period as a  voidable  recovered  during the related Accrual  recovered  during the related Accrual preference  by a trustee in  bankruptcy  Period as a voidable  preference by a  Period as a voidable  preference by a
pursuant  to  a  final   non-appealable  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
order.                                   final non-appealable order.            final non-appealable order.


  "Class AF-4  Interest  Carry  Forward    "Class AF-5 Interest  Carry Forward    "Class AF-6 Interest  Carry Forward
Amount":    With    respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date,  the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class   AF-4   Current  the excess of (A) Class AF-5  Current  the excess of (A) Class AF-6  Current
Interest    with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution  Dates over (B) the amount  Distribution   Dates   over  (B)  the  Distribution   Dates   over  (B)  the
actually   distributed  to  Class  AF-4  amount actually  distributed to Class  amount actually  distributed to Class with  respect to interest on such prior  AF-5  with  respect  to  interest  on  AF-6  with  respect  to  interest  on
Distribution  Dates  and (ii)  interest  such  prior  Distribution  Dates  and  such  prior  Distribution  Dates  and thereon at the Class AF-4  Pass-Through  (ii)  interest  thereon  at the Class  (ii)  interest  thereon  at the Class
Rate for the related Accrual Period.     AF-5   Pass-Through   Rate   for  the  AF-6   Pass-Through   Rate   for  the
                                         related Accrual Period.                related Accrual Period.


  "Class AF-4 Pass-Through  Rate": With    "Class  AF-5  Pass-Through   Rate":    "Class  AF-6  Pass-Through   Rate":
respect  to  each  Distribution   Date,  With  respect  to  each  Distribution  With  respect  to  each  Distribution
_.__% per annum.                         Date,  the  lesser  of (i)  _.__% per  Date, _.__% per annum.
                                         annum plus,  after the Initial Optional
                                         Termination  Date,  0._0%  and (ii) the
                                         Group I Net Rate for such
                                         date.









  "Class AF-6 Principal  Distribution  Amount": With respect to any Distribution
Date,  the product of (i) a fraction  the  numerator  of which is the Class AF-6
Certificate  Principal Balance and the denominator of which is the Group I Class
A  Certificate  Principal  Balance,  in  each  case  immediately  prior  to such
Distribution  Date, (ii) the Group I Class A Principal  Distribution  Amount for
such Distribution Date and (iii) the applicable percentage for such Distribution
Date set forth below:
                  Distribution Date                 Percentage

             July 1998 - June 2001                      0%
             July 2001 - June 2003                      45%
             July 2003 - June 2004                      80%
             July 2004 - June 2005                     100%
             July 2005 and thereafter                  300%

  "Class  MF-1  Applied  Realized  Loss    "Class MF-2 Applied  Realized  Loss    "Class BF-1 Applied  Realized  Loss
Amount":  As to any Distribution  Date,  Amount":   As  to  any   Distribution  Amount":   As  to  any   Distribution
the  sum of the  Realized  Losses  with  Date, the sum of the Realized  Losses  Date, the sum of the Realized  Losses
respect  to  Group  I which  have  been  with  respect  to Group I which  have  with  respect  to Group I which  have
applied    in    reduction    of    the  been  applied  in  reduction  of  the  been  applied  in  reduction  of  the
Certificate  Principal  Balance  of the  Certificate  Principal Balance of the  Certificate  Principal Balance of the
Class  MF-1  Certificates  pursuant  to  Class MF-2  Certificates  pursuant to  Class BF-1  Certificates  pursuant to
Section 3.02(h) hereof.                  Section 3.02(h) hereof.                Section 3.02(h) hereof.


   "Class   MF-1   Certificate":    Any    "Class   MF-2   Certificate":   Any    "Class   BF-1   Certificate":   Any
Certificate   designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
MF-1  Certificate" on the face thereof,  MF-2   Certificate"   on   the   face  BF-1   Certificate"   on   the   face
in the  form of  Exhibit  MF-1  hereto,  thereof,  in the form of Exhibit MF-2  thereof,  in the form of Exhibit BF-1
representing      the      right     to  hereto,  representing  the  right  to  hereto,  representing  the  right  to
distributions as set forth herein.       distributions as set forth herein.     distributions as set forth herein.


  "Class  MF-1  Certificate   Principal    "Class MF-2  Certificate  Principal    "Class BF-1  Certificate  Principal
Balance":   The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance of the Class MF-1  Certificates  Balance    of    the    Class    MF-2  Balance    of    the    Class    BF-1
less any  Class  MF-1  Unpaid  Realized  Certificates   less  any  Class  MF-2  Certificates   less  any  Class  BF-1
Loss Amount.                             Unpaid Realized Loss Amount.           Unpaid Realized Loss Amount.


  "Class MF-1 Current  Interest":  With    "Class  MF-2   Current   Interest":    "Class  BF-1   Current   Interest":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on  the  Class  MF-1  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Certificate      Principal      Balance  Class  MF-2   Certificate   Principal  Class   BF   Certificate    Principal
immediately  prior to such Distribution  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Date during the related  Accrual Period  Distribution  Date during the related  Distribution  Date during the related at the  Class  MF-1  Pass-Through  Rate  Accrual  Period  at  the  Class  MF-2  Accrual  Period  at  the  Class  BF-1
plus any amount previously  distributed  Pass-Through  Rate  plus  any  amount  Pass-Through  Rate  plus  any  amount with  respect  to  interest  for  Class  previously  distributed  with respect  previously  distributed  with respect
MF-1  that  is  recovered   during  the  to  interest  for Class  MF-2 that is  to  interest  for Class  BF-1 that is related  Accrual  Period as a  voidable  recovered  during the related Accrual  recovered  during the related Accrual preference  by a trustee in  bankruptcy  Period as a voidable  preference by a  Period as a voidable  preference by a
pursuant  to  a  final   non-appealable  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
order.                                   final non-appealable order.            final non-appealable order.


  "Class MF-1  Interest  Carry  Forward    "Class MF-2 Interest  Carry Forward    "Class BF-1 Interest  Carry Forward
Amount":    With    respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date,  the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class   MF-1   Current  the excess of (A) Class MF-2  Current  the excess of (A) Class BF-1  Current
Interest    with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution  Dates over (B) the amount  Distribution   Dates   over  (B)  the  Distribution   Dates   over  (B)  the
actually   distributed  to  Class  MF-1  amount actually  distributed to Class  amount actually  distributed to Class with  respect to interest on such prior  MF-2  with  respect  to  interest  on  BF-1  with  respect  to  interest  on
Distribution  Dates  and (ii)  interest  such  prior  Distribution  Dates  and  such  prior  Distribution  Dates  and thereon at the Class MF-1  Pass-Through  (ii)  interest  thereon  at the Class  (ii)  interest  thereon  at the Class
Rate for the related Accrual Period.     MF-2   Pass-Through   Rate   for  the  BF-1   Pass-Through   Rate   for  the
                                         related Accrual Period.                related Accrual Period.


  "Class MF-1 Pass-Through  Rate": With    "Class  MF-2  Pass-Through   Rate":    "Class  BF-1  Pass-Through   Rate":
respect to each Distribution  Date, the  With  respect  to  each  Distribution  With  respect  to  each  Distribution lesser  of (i) _.__% per annum and (ii)  Date  the  lesser  of (i)  _.__%  per  Date,  the  lesser  of (i)  _.__% per
the Group I Net Rate.                    annum and (ii) the Group I Net Rate.   annum  and (ii) the  Group I Net Rate
                                                                                on such date.


  "Class  MF-1  Unpaid   Realized  Loss    "Class  MF-2 Unpaid  Realized  Loss    "Class  BF-1 Unpaid  Realized  Loss
Amount":  As to any Distribution  Date,  Amount":   As  to  any   Distribution  Amount":   As  to  any   Distribution
the   excess  of  (i)  the  Class  MF-1  Date,  the  excess  of (i) the  Class  Date,  the  excess  of (i) the  Class
Applied  Realized Loss Amount over (ii)  MF-2  Applied  Realized  Loss  Amount  BF-1  Applied  Realized  Loss  Amount
the sum of all  increases  in the Class  over  (ii)  the sum of all  increases  over  (ii)  the sum of all  increases
MF-1 Certificate  Principal  Balance on  in   the   Class   MF-2   Certificate  in   the   Class   BF-1   Certificate
all   previous    Distribution    Dates  Principal  Balance  on  all  previous  Principal  Balance  on  all  previous
pursuant to Section 3.02(j) hereof.      Distribution    Dates   pursuant   to  Distribution    Dates   pursuant   to
                                         Section 3.02(j) hereof.                Section 3.02(j) hereof.

                                        5



  "Class BF-2 Applied  Realized  Loss  Amount":  As to any    "Class BF-3 Applied  Realized Loss Amount":  As to any
Distribution  Date,  the sum of the  Realized  Losses with  Distribution  Date, the sum of the Realized  Losses with respect  to Group I which have been  applied in  reduction  respect to Group I which have been  applied in reduction of the  Certificate  Principal  Balance  of the Class BF-2  of the Certificate  Principal  Balance of the Class BF-3
Certificates pursuant to Section 3.02(h) hereof.            Certificates pursuant to Section 3.02(h) hereof.

  "Class BF-2  Certificate":  Any  Certificate  designated    "Class BF-3 Certificate":  Any Certificate  designated
as a "Class BF-2 Certificate" on the face thereof,  in the  as a "Class BF-3  Certificate"  on the face thereof,  in form of Exhibit  BF-2  hereto,  representing  the right to  the form of Exhibit BF-3 hereto,  representing the right
distributions as set forth herein.                          to distributions as set forth herein.



  "Class  BF-2   Certificate   Principal   Balance":   The    "Class  BF-3  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of  the   Class   BF-2  Certificate   Principal   Balance   of  the  Class  BF-3
Certificates  less any Class  BF-2  Unpaid  Realized  Loss  Certificates  less any Class BF-3 Unpaid  Realized  Loss
Amount.                                                     Amount.


  "Class  BF-2  Current  Interest":  With  respect  to any    "Class BF-3  Current  Interest":  With  respect to any
Distribution  Date, the interest accrued on the Class BF-2  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately prior to such  BF-2 Certificate  Principal Balance immediately prior to
Distribution  Date  during the related  Accrual  Period at  such   Distribution  Date  during  the  related  Accrual
the  Class   BF-2   Pass-Through   Rate  plus  any  amount  Period  at the  Class  BF-3  Pass-Through  Rate plus any previously  distributed with respect to interest for Class  amount  previously  distributed with respect to interest
BF-2 that is recovered  during the related  Accrual Period  for Class  BF-3 that is  recovered  during  the  related as a  voidable  preference  by  a  trustee  in  bankruptcy  Accrual Period as a voidable  preference by a trustee in
pursuant to a final non-appealable order.                   bankruptcy pursuant to a final non-appealable order.


  "Class  BF-2  Interest  Carry  Forward   Amount":   With    "Class  BF-3  Interest  Carry  Forward  Amount":  With
respect  to  each  Distribution  Date,  the sum of (i) the  respect to each  Distribution  Date,  the sum of (i) the excess of (A) Class BF-2 Current  Interest with respect to  excess of (A) Class BF-3 Current  Interest  with respect
prior  Distribution  Dates  over (B) the  amount  actually  to  prior   Distribution   Dates  over  (B)  the  amount
distributed  to Class  BF-2 with  respect to  interest  on  actually  distributed  to Class  BF-3  with  respect  to such prior  Distribution  Dates and (ii) interest  thereon  interest  on such  prior  Distribution  Dates  and  (ii)
at the  Class  BF-2  Pass-Through  Rate  for  the  related  interest  thereon  at the Class BF-3  Pass-Through  Rate
Accrual Period.                                             for the related Accrual Period.


 "Class BF-2  Pass-Through  Rate":  With  respect to each     "Class BF-3  Pass-Through  Rate": With respect to each
Distribution  Date,  the lesser of (i) _.__% per annum and  Distribution  Date,  the  lesser  of (i) _.__% per annum
(ii) the Group I Net Rate on such date.                     and (ii) the Group I Net Rate on such date.


  "Class  BF-2 Unpaid  Realized  Loss  Amount":  As to any    "Class BF-3 Unpaid  Realized Loss  Amount":  As to any
Distribution  Date,  the  excess  of (i)  the  Class  BF-2  Distribution  Date,  the  excess of (i) the  Class  BF-3
Applied  Realized  Loss  Amount  over  (ii) the sum of all  Applied  Realized  Loss  Amount over (ii) the sum of all
increases   in  the  Class  BF-2   Certificate   Principal  increases  in  the  Class  BF-3  Certificate   Principal
Balance on all  previous  Distribution  Dates  pursuant to  Balance on all previous  Distribution  Dates pursuant to
Section 3.02(j) hereof.                                     Section 3.02(j) hereof.




         "Group II Certificates":

"Class AV-1  Certificate":  Any  Certificate  designated    "Class AV-2 Certificate":  Any Certificate  designated
as a "Class AV-1 Certificate" on the face thereof,  in the  as a "Class AV-2  Certificate"  on the face thereof,  in form of  Exhibit  AV-1  hereto  representing  the right to  the form of Exhibit AV-2 hereto  representing  the right
distributions as set forth herein.                          to distributions as set forth herein.


  "Class  AV-1   Certificate   Principal   Balance":   The    "Class  AV-2  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of  the   Class   AV-1  Certificate   Principal   Balance   of  the  Class  AV-2
Certificates.                                               Certificates.


  "Class AV-1  Certificates  Carryover":  If on any Distribution  Date the Class
AV-1 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of (i) the amount of interest the Class AV-1 Certificates would be entitled to receive on such Distribution Date had the Class AV-1 Pass-Through
Rate not been calculated based on the Group II Available Funds Cap over (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available
Funds Cap).


  "Class  AV-1  Current  Interest":  With  respect  to any    "Class AV-2  Current  Interest":  With  respect to any
Distribution  Date, the interest accrued on the Class AV-1  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately prior to such  AV-2 Certificate  Principal Balance immediately prior to
Distribution  Date  during the related  Accrual  Period at  such   Distribution  Date  during  the  related  Accrual
the  Class  AV-1  Pass   Through   Rate  plus  any  amount  Period at the  Class  AV-2  Pass  Through  Rate plus any previously  distributed with respect to interest for Class  amount  previously  distributed with respect to interest
AV-1 that is recovered  during the related  Accrual Period  for Class  AV-2 that is  recovered  during  the  related as a  voidable  preference  by  a  trustee  in  bankruptcy  Accrual Period as a voidable  preference by a trustee in
pursuant  to  a  final,   nonappealable  order;  provided,  bankruptcy pursuant to a final, nonappealable order.
however,   Class  AV-1  Current Interest shall not include
any  Class  AV-1 Certificates Carryover.


  "Class  AV-1  Interest  Carry  Forward   Amount":   With    "Class  AV-2  Interest  Carry  Forward  Amount":  With
respect  to any  Distribution  Date,  the  sum of (i)  the  respect  to any  Distribution  Date,  the sum of (i) the excess of (A) Class AV-1 Current  Interest with respect to  excess of (A) Class AV-2 Current  Interest  with respect
prior   Distribution   Dates  (excluding  any  Class  AV-1  to prior  Distribution  Dates  (excluding any Class AV-2
Certificates  Carryover)  over  (B)  the  amount  actually  Certificates  Carryover)  over (B) the  amount  actually distributed to Class AV-1 with respect to interest  (other  distributed  to Class  AV-2  with  respect  to  interest
than in respect of Class AV-1  Certificate  Carryover)  on  (other  than  in  respect  of  Class  AV-2   Certificate
such prior  Distribution  Dates and (ii)  interest on such  Carryover)  on such  prior  Distribution  Dates and (ii)
excess  at  the  Class  AV-1  Pass-Through  Rate  for  the  interest on such  excess at the Class AV-2  Pass-Through
related Accrual Period.                                     Rate for the related Accrual Period.

  "Class  AV-1  Pass-Through  Rate":  With  respect to any    "Class AV-2  Pass-Through  Rate":  With respect to any
Distribution  Date, the least of (x) One Month LIBOR plus,  Distribution  Date,  the lesser of (x) _.__% and (y) the in the case of any Distribution  Date prior to the Initial  Group II Available Funds Cap for such Distribution Date.
Optional  Termination  Date,  0.__% per  annum,  or in the
case of any Distribution  Date that occurs on or after the
Initial Optional  Termination  Date, plus 0.__% per annum,
(y) the weighted average of the Maximum Lifetime  Mortgage
Interest  Rates on the Mortgage Loans in Group II less the
Group  II  Servicing  Fee Rate  and the  Group  II  Master
Servicing  Fee Rate and (z) the Group II  Available  Funds
Cap for such Distribution Date.


  "Class AV-2 Principal  Distribution  Amount": With respect to any Distribution
Date (i) on or before June 2003,  the product of (i) a fraction the numerator of which is the Class AV-2  Certificate  Principal  Balance and the  denominator of which is the  Group II  Class A  Certificate  Principal  Balance,  in each  case immediately prior to such Distribution Date, (ii) the Group II Class A Principal
Distribution  Amount  for  such  Distribution  Date  and  (iii)  the  applicable percentage for such Distribution Date set forth below:
                                Distribution Date                 Percentage

                           July 1998 - October 1999                   0%
                           November  1999 - June 2003                500%

  and (ii) after June 2003 so long as the Class AV-2 Certificates are outstanding, the Group II Class A Principal Distribution Amount.

  "Class MV-1 Applied  Realized  Loss  Amount":  As to any    "Class MV-2 Applied  Realized Loss Amount":  As to any
Distribution  Date,  the sum of the  Realized  Losses with  Distribution  Date, the sum of the Realized  Losses with
respect to Group II which have been  applied in  reduction  respect  to  Group  II  which   have  been   applied  in
of the  Certificate  Principal  Balance  of the Class MV-1  reduction of the  Certificate  Principal  Balance of the
Certificates pursuant to Section 3.02(i) hereof.            Class MV-2  Certificates  pursuant  to  Section  3.02(i)
                                                            hereof.

  "Class MV-1  Certificate":  Any  Certificate  designated    "Class MV-2 Certificate":  Any Certificate  designated
as a "Class MV-1 Certificate" on the face thereof,  in the  as a "Class MV-2  Certificate"  on the face thereof,  in form of  Exhibit  MV-1  hereto  representing  the right to  the form of Exhibit MV-2 hereto  representing  the right
distributions as set forth herein.                          to distributions as set forth herein.


  "Class  MV-1   Certificate   Principal   Balance":   The    "Class  MV-2  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of  the   Class   MV-1  Certificate   Principal   Balance   of  the  Class  MV-2
Certificates  less any Class  MV-1  Unpaid  Realized  Loss  Certificates  less any Class MV-2 Unpaid  Realized  Loss
Amount.                                                     Amount.


  "Class   MV-1   Certificates   Carryover":   If  on  any    "Class  MV-2  Certificates   Carryover":   If  on  any
Distribution  Date the  Class  MV-1  Pass-Through  Rate is  Distribution  Date the Class MV-2  Pass-Through  Rate is
based upon the Group II  Available  Funds Cap,  the excess  based upon the Group II Available  Funds Cap, the excess
of (i) the amount of interest the Class MV-1  Certificates  of  (i)  the   amount  of   interest   the  Class   MV-2
would be  entitled  to receive on such  Distribution  Date  Certificates  would  be  entitled  to  receive  on  such had the Class MV-1  Pass-Through  Rate not been calculated  Distribution  Date had the Class MV-2  Pass-Through Rate
based on the  Group II  Available  Funds Cap over (ii) the  not  been  calculated  based on the  Group II  Available
amount of  interest  such  Certificates  received  on such  Funds  Cap  over  (ii)  the  amount  of  interest   such
Distribution  Date based on the Group II  Available  Funds  Certificates  received on such  Distribution  Date based
Cap,  together with the unpaid  portion of any such excess  on the Group II Available  Funds Cap,  together with the
from  prior   Distribution  Dates  (and  interest  accrued  unpaid   portion   of  any  such   excess   from   prior
thereon at the then applicable  Pass-Through Rate, without  Distribution  Dates (and interest accrued thereon at the
giving effect to the Group II Available Funds Cap).         then  applicable   Pass-Through   Rate,  without  giving
                                                            effect to the Group II Available Funds Cap).

  "Class  MV-1  Current  Interest":  With  respect  to any    "Class MV-2  Current  Interest":  With  respect to any
Distribution  Date, the interest accrued on the Class MV-1  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately prior to such  MV-2 Certificate  Principal Balance immediately prior to
Distribution  Date  during the related  Accrual  Period at  such   Distribution  Date  during  the  related  Accrual
the  Class  MV-1  Pass   Through   Rate  plus  any  amount  Period at the  Class  MV-2  Pass  Through  Rate plus any previously  distributed with respect to interest for Class  amount  previously  distributed with respect to interest
MV-1 that is recovered  during the related  Accrual Period  for Class  MV-2 that is  recovered  during  the  related as a  voidable  preference  by  a  trustee  in  bankruptcy  Accrual Period as a voidable  preference by a trustee in
pursuant  to  a  final,   nonappealable  order;  provided,  bankruptcy  pursuant  to a final,  nonappealable  order;
however,  Class MV-1  Current  Interest  shall not include  provided,  however,  Class MV-2 Current  Interest  shall
any Class MV-1 Certificates Carryover.                      not include any Class MV-2 Certificates Carryover.


  "Class  MV-1  Interest  Carry  Forward   Amount":   With    "Class  MV-2  Interest  Carry  Forward  Amount":  With
respect  to any  Distribution  Date,  the  sum of (i)  the  respect to each  Distribution  Date,  the sum of (i) the excess of (A) Class MV-1 Current  Interest with respect to  excess of (A) Class MV-2 Current  Interest  with respect
prior   Distribution   Dates  (excluding  any  Class  MV-1  to prior  Distribution  Dates  (excluding any Class MV-2
Certificates  Carryover)  over  (B)  the  amount  actually  Certificates  Carryover)  over (B) the  amount  actually distributed to Class MV-1 with respect to interest  (other  distributed  to Class  MV-2  with  respect  to  interest
than in respect of Class MV-1  Certificate  Carryover)  on  (other  than  in  respect  of  Class  MV-2   Certificate
such prior  Distribution  Dates and (ii)  interest on such  Carryover)  on such  prior  Distribution  Dates and (ii)
excess  at  the  Class  MV-1  Pass-Through  Rate  for  the  interest on such  excess at the Class MV-2  Pass-Through
related Accrual Period.                                     Rate for the related Accrual Period.


  "Class  MV-1  Pass-Through  Rate":  With  respect to any    "Class MV-2  Pass-Through  Rate":  With respect to any
Distribution  Date, the least of (x) One Month LIBOR plus,  Distribution  Date,  the  least of (x) One  Month  LIBOR in the case of any Distribution  Date prior to the Initial  plus, in the case of any Distribution  Date prior to the
Optional  Termination  Date,  0.__% per  annum,  or in the  Initial Optional  Termination  Date, 0.__% per annum, or case of any Distribution  Date that occurs on or after the  in the case of any  Distribution  Date that occurs on or
Initial Optional  Termination  Date, plus 0.__% per annum,  after the Initial Optional  Termination Date, plus 0.__%
(y) the weighted average of the Maximum Lifetime  Mortgage  per  annum,  (y) the  weighted  average  of the  Maximum
Interest  Rates on the Mortgage Loans in Group II less the  Lifetime  Mortgage  Interest Rates on the Mortgage Loans
Group  II  Servicing  Fee Rate  and the  Group  II  Master  in  Group II less the  Group II  Servicing  Fee Rate and
Servicing  Fee Rate and (z) the Group II  Available  Funds  the  Group  II  Master  Servicing  Fee  Rate and (z) the
Cap for such Distribution Date.                             Group II Available Funds Cap for such Distribution Date.


    "Class MV-1 Unpaid  Realized Loss  Amount":  As to any      "Class  MV-2 Unpaid  Realized  Loss  Amount":  As to
Distribution  Date,  the  excess  of (i)  the  Class  MV-1  any Distribution  Date, the excess of (i) the Class MV-2
Applied  Realized  Loss  Amount  over  (ii) the sum of all  Applied  Realized  Loss  Amount over (ii) the sum of all
increases in the Class MV-1 Certificate  Principal Balance  increases  in  the  Class  MV-2  Certificate   Principal
on all  previous  Distribution  Dates  pursuant to Section  Balance on all previous  Distribution  Dates pursuant to
3.02(k) hereof.                                             Section 3.02(k) hereof.


  "Class BV-1  Applied  Realized  Loss    "Class BV-2 Applied  Realized  Loss    "Class BV-3 Applied  Realized  Loss
Amount:  As to any Distribution  Date,  Amount:   As  to   any   Distribution  Amount:   As  to   any   Distribution
the sum of the  Realized  Losses  with  Date, the sum of the Realized  Losses  Date, the sum of the Realized  Losses
respect  to Group II which  have  been  with  respect  to Group II which have  with  respect  to Group II which have
applied    in    reduction    of   the  been  applied  in  reduction  of  the  been  applied  in  reduction  of  the
Certificate  Principal  Balance of the  Certificate  Principal Balance of the  Certificate  Principal Balance of the
Class BV-1  Certificates  pursuant  to  Class BV-2  Certificates  pursuant to  Class BV-3  Certificates  pursuant to
Section 3.02(i) hereof.                 Section 3.02(i) hereof.                Section 3.02(i) hereof.


  "Class   BV-1   Certificate":    Any    "Class   BV-2   Certificate":   Any    "Class   BV-3   Certificate":   Any
Certificate  designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
BV-1    Certificate"   on   the   face  BV-2   Certificate"   on   the   face  BV-3   Certificate"   on   the   face
thereof,  in the form of Exhibit  BV-1  thereof,  in the form of Exhibit BV-2  thereof,  in the form of Exhibit BV-3
hereto   representing   the  right  to  hereto   representing  the  right  to  hereto   representing  the  right  to
distributions as set forth herein.      distributions as set forth herein.     distributions as set forth herein.


  "Class  BV-1  Certificate  Principal    "Class BV-2  Certificate  Principal    "Class BV-3  Certificate  Principal
Balance":  The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance     of    the    Class    BV-1  Balance    of    the    Class    BV-2  Balance    of    the    Class    BV-3
Certificates   less  any  Class   BV-1  Certificates   less  any  Class  BV-2  Certificates   less  any  Class  BV-3
Unpaid Realized Loss Amount.            Unpaid Realized Loss Amount.           Unpaid Realized Loss Amount.


  "Class       BV-1       Certificates    "Class      BV-2       Certificates    "Class      BV-3       Certificates
Carryover":  If  on  any  Distribution  Carryover":  If on  any  Distribution  Carryover":  If on  any  Distribution
Date the Class BV-1  Pass-Through Rate  Date  the  Class  BV-2   Pass-Through  Date  the  Class  BV-3   Pass-Through
is based  upon the Group II  Available  Rate  is  based  upon  the  Group  II  Rate  is  based  upon  the  Group  II
Funds  Cap,  the  excess  of  (i)  the  Available  Funds  Cap,  the excess of  Available  Funds  Cap,  the excess of amount  of  interest  the  Class  BV-1  (i) the amount of interest  the Class  (i) the amount of interest  the Class
Certificates   would  be  entitled  to  BV-2  Certificates  would be entitled  BV-3  Certificates  would be entitled receive on such  Distribution Date had  to receive on such  Distribution Date  to receive on such  Distribution Date the Class BV-1  Pass-Through  Rate not  had the Class BV-2  Pass-Through Rate  had the Class BV-3  Pass-Through Rate
been calculated  based on the Group II  not  been  calculated  based  on  the  not  been  calculated  based  on  the
Available  Funds  Cap  over  (ii)  the  Group  II  Available  Funds  Cap over  Group  II  Available  Funds  Cap over amount of interest  such  Certificates  (ii)  the  amount  of  interest  such  (ii)  the  amount  of  interest  such
received  on  such  Distribution  Date  Certificates    received    on   such  Certificates    received    on   such
based on the Group II Available  Funds  Distribution  Date based on the Group  Distribution  Date based on the Group
Cap,  together with the unpaid portion  II  Available  Funds  Cap,   together  II  Available  Funds  Cap,   together
of  any   such   excess   from   prior  with the  unpaid  portion of any such  with the  unpaid  portion of any such
Distribution   Dates   (and   interest  excess from prior  Distribution Dates  excess from prior  Distribution Dates
accrued    thereon    at   the    then  (and interest  accrued thereon at the  (and interest  accrued thereon at the applicable  Pass-Through Rate, without  then  applicable  Pass-Through  Rate,  then  applicable  Pass-Through  Rate,
giving   effect   to  the   Group   II  without  giving  effect  to the Group  without  giving  effect  to the Group
Available Funds Cap).                   II Available Funds Cap).               II Available Funds Cap).


  "Class   BV-1   Current   Interest":    "Class  BV-2   Current   Interest":    "Class  BV-3   Current   Interest":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Class   BV-1   Certificate   Principal  Class  BV-2   Certificate   Principal  Class  BV-3   Certificate   Principal
Balance   immediately  prior  to  such  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Distribution  Date  during the related  Distribution  Date during the related  Distribution  Date during the related
Accrual  Period at the Class BV-1 Pass  Accrual  Period  at  the  Class  BV-2  Accrual  Period  at  the  Class  BV-3
Through    Rate   plus   any    amount  Pass  Through  Rate  plus any  amount  Pass  Through  Rate  plus any  amount previously  distributed  with  respect  previously  distributed  with respect  previously  distributed  with respect to  interest  for  Class  BV-1 that is  to  interest  for Class  BV-2 that is  to  interest  for Class  BV-3 that is recovered  during the related  Accrual  recovered  during the related Accrual  recovered  during the related Accrual
Period as a voidable  preference  by a  Period as a voidable  preference by a  Period as a voidable  preference by a trustee in  bankruptcy  pursuant  to a  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
final,  nonappealable order; provided,  final,      nonappealable      order;  final,      nonappealable      order;
however,  Class BV-1 Current  Interest  provided,    however,    Class   BV-2  provided,    however,    Class   BV-3
shall  not   include  any  Class  BV-1  Current  Interest  shall not  include  Current  Interest  shall not  include
Certificates Carryover.                 any    Class    BV-2     Certificates  any    Class    BV-3     Certificates
                                        Carryover.                             Carryover.

  "Class BV-1  Interest  Carry Forward    "Class BV-2 Interest  Carry Forward    "Class BV-3 Interest  Carry Forward
Amount":    With   respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date, the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class  BV-1   Current  the excess of (A) Class BV-2  Current  the excess of (A) Class BV-3  Current
Interest   with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution   Dates   (excluding  any  Distribution   Dates  (excluding  any  Distribution   Dates  (excluding  any
Class  BV-1  Certificates   Carryover)  Class  BV-2  Certificates  Carryover)  Class  BV-3  Certificates  Carryover)
over   (B)   the    amount    actually  over   (B)   the   amount    actually  over   (B)   the   amount    actually
distributed   to   Class   BV-1   with  distributed   to  Class   BV-2   with  distributed   to  Class   BV-3   with
respect  to  interest  (other  than in  respect to  interest  (other  than in  respect to  interest  (other  than in
respect  of  Class  BV-1   Certificate  respect  of  Class  BV-2  Certificate  respect  of  Class  BV-3  Certificate
Carryover) on such prior  Distribution  Carryover)      on     such     prior  Carryover)      on     such     prior
Dates  and  (ii)   interest   on  such  Distribution  Dates and (ii) interest  Distribution  Dates and (ii) interest excess at the Class BV-1  Pass-Through  on  such  excess  at the  Class  BV-2  on  such  excess  at the  Class  BV-3
Rate for the related Accrual Period.    Pass-Through  Rate  for  the  related  Pass-Through  Rate  for  the  related
                                        Accrual Period.                        Accrual Period.

  "Class  BV-1   Pass-Through   Rate":    "Class  BV-2  Pass-Through   Rate":    "Class  BV-3  Pass-Through   Rate":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  least  of  (x)  One  Month  Date,  the  least  of (x)  One  Month  Date,  the  least  of (x)  One  Month
LIBOR   plus,   in  the  case  of  any  LIBOR  plus,   in  the  case  of  any  LIBOR  plus,   in  the  case  of  any
Distribution   Date   prior   to   the  Distribution   Date   prior   to  the  Distribution   Date   prior   to  the
Initial  Optional   Termination  Date,  Initial  Optional  Termination  Date,  Initial  Optional  Termination  Date,
_.__%  per  annum,  or in the  case of  _.__%  per  annum,  or in the case of  _.__%  per  annum,  or in the case of any  Distribution  Date that occurs on  any Distribution  Date that occurs on  any Distribution  Date that occurs on
or   after   the   Initial    Optional  or   after   the   Initial   Optional  or   after   the   Initial   Optional
Termination   Date,   plus  _.__%  per  Termination   Date,  plus  _.__%  per  Termination   Date,  plus  _.__%  per
annum,  (y) the  weighted  average  of  annum,  (y) the  weighted  average of  annum,  (y) the  weighted  average of
the    Maximum    Lifetime    Mortgage  the   Maximum    Lifetime    Mortgage  the   Maximum    Lifetime    Mortgage
Interest  Rates on the Mortgage  Loans  Interest  Rates on the Mortgage Loans  Interest  Rates on the Mortgage Loans
in  Group   II  less   the   Group  II  in  Group   II  less  the   Group  II  in  Group   II  less  the   Group  II
Servicing  Fee Rate  and the  Group II  Servicing  Fee Rate and the  Group II  Servicing  Fee Rate and the  Group II
Master  Servicing Fee Rate and (z) the  Master  Servicing  Fee  Rate  and (z)  Master  Servicing  Fee  Rate  and (z)
Group II Available  Funds Cap for such  the Group II Available  Funds Cap for  the Group II Available  Funds Cap for
Distribution Date.                      such Distribution Date.                such Distribution Date.


    "Class BV-1 Unpaid  Realized  Loss      "Class BV-2 Unpaid  Realized Loss      "Class BV-3 Unpaid  Realized Loss
Amount":   As  to   any   Distribution  Amount":   As  to  any   Distribution  Amount":   As  to  any   Distribution
Date,  the  excess  of (i)  the  Class  Date,  the  excess  of (i) the  Class  Date,  the  excess  of (i) the  Class
BV-1  Applied   Realized  Loss  Amount  BV-2  Applied  Realized  Loss  Amount  BV-3  Applied  Realized  Loss  Amount
over (ii) the sum of all  increases in  over  (ii)  the sum of all  increases  over  (ii)  the sum of all  increases
the Class BV-1  Certificate  Principal  in   the   Class   BV-2   Certificate  in   the   Class   BV-3   Certificate
Balance on all  previous  Distribution  Principal  Balance  on  all  previous  Principal  Balance  on  all  previous
Dates  pursuant  to  Section   3.02(k)  Distribution    Dates   pursuant   to  Distribution    Dates   pursuant   to
hereof.                                 Section 3.02(k) hereof.                Section 3.02(k) hereof.


        "Class C Certificate": Any of the Certificates designated as a "Class C Certificate" on the face thereof in the form of Exhibit C hereto representing the right to distributions as set forth herein.

        "Class C Distribution Amount": With respect to any Distribution Date, one-twelfth of the sum of:

         (a) the product of the AF-1 Balance and the excess of the Group I Net Rate over the Class AF-1 Pass-Through Rate;

         (b) the product of the AF-2 Balance and the excess of the Group I Net Rate over the Class AF-2 Pass-Through Rate;

         (c) the product of the AF-3 Balance and the excess of the Group I Net Rate over the Class AF-3 Pass-Through Rate;

         (d) the product of the AF-4 Balance and the excess of the Group I Net Rate over the Class AF-4 Pass-Through Rate;

         (e) the product of the AF-5 Balance and the excess of the Group I Net Rate over the Class AF-5 Pass-Through Rate;

         (f) the product of the AF-6 Balance and the excess of the Group I Net Rate over the Class AF-6 Pass-Through Rate;

         (g) the product of the MF-1 Balance and the excess of the Group I Net Rate over the Class MF-1 Pass-Through Rate;

         (h) the product of the MF-2 Balance and the excess of the Group I Net Rate over the Class MF-2 Pass-Through Rate;

         (i) the product of the BF-1 Balance and the excess of the Group I Net Rate over the Class BF-1 Pass-Through Rate;

         (j) the product of the BF-2 Balance and the excess of the Group I Net Rate over the Class BF-2 Pass-Through Rate;

         (k) the product of the BF-3 Balance and the excess of the Group I Net Rate over the Class BF-3 Pass-Through Rate; and

         (l) any excess of the amount specified  pursuant to clauses (a) through
(k) above for prior Distribution Dates over the amount actually distributed pursuant to such clauses on prior Distribution Dates.

        "Class R Certificate": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

        "Closing Date":  _____, 199_.

        "Current Interest": As to any Class, the definition therefor having the corresponding designation as such Class.

        "Custodian":  ________________________________,  a national  banking association,  and its  successors and assigns in such capacity.

        "Cut-Off Date":  As of the close of business on ____ 1, 199.

        "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

        "Designated Class":  There is no designated Class for purposes of
Section 9.02 of the Standard Terms.

        "Distribution Account": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

        "Distribution Amount": As to each Distribution Date and Class of Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.02 hereof.

        "Distribution Date": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing ____ __, 1998.

         "Fitch": Fitch IBCA, Inc., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).

Group Definitions:

    "Group I": The pool of Mortgage  Loans  identified  in      "Group II":  The pool of Mortgage  Loans  identified
the related  Schedules  of  Mortgage  Loans as having been  in the related  Schedules  of  Mortgage  Loans as having assigned  to  Group I,  including  any  Group I  Qualified  been  assigned  to  Group  II,  including  any  Group II
Substitute   Mortgage   Loans   delivered  in  replacement  Qualified   Substitute   Mortgage  Loans   delivered  in
thereof.                                                    replacement thereof.


          "Group II Available Funds Cap": As of any Distribution Date, a per annum rate equal to (w)(i) the total scheduled interest on the Mortgage
Loans in Group II for the related Due Period less (ii) the Group II
Servicing Fees and Group II Master Servicing Fee for such Due Period divided by (x) the Group II Certificate Principal Balance divided by (y) the actual number of days in the related Accrual Period (30 days in the case of the Class AV-2 Certificates) and multiplied by (z) 360.


    "Group I  Certificate":  Any of the Class AF-1,  Class      "Group  II  Certificate":  Any  of the  Class  AV-1,
AF-2,  Class  AF-3,  Class AF-4,  Class AF-5,  Class AF-6,  Class AV-2,  Class MV-1,  Class MV-2,  Class BV-1, Class
Class MF-1,  Class MF-2,  Class BF-1, Class BF-2 and Class  BV-2 and Class BV-3 Certificates.
BF-3 Certificates.


    "Group I Certificate  Principal  Balance":  The sum of     "Group II Certificate  Principal  Balance":  The sum
the Class AF-1,  Class AF-2, Class AF-3, Class AF-4, Class  of the Class AV-1,  Class AV-2,  Class MV-1, Class MV-2,
AF-5,  Class  AF-6,  Class MF-1,  Class MF-2,  Class BF-1,  Class  BV-1,  Class  BV-2  and  Class  BV-3  Certificate
Class BF-2 and Class BF-3 Certificate Principal Balances.   Principal Balances.


    "Group I Class A Certificate  Principal Balance":  The      "Group II Class A  Certificate  Principal  Balance":
sum of the Class  AF-1,  Class  AF-2,  Class  AF-3,  Class  The sum of the  Class  AV-1 and Class  AV-2  Certificate
AF-4,  Class  AF-5 and Class  AF-6  Certificate  Principal  Principal Balances.
Balances.


    "Group I Class A Principal  Distribution Amount": With      "Group II Class A  Principal  Distribution  Amount":
respect  to any  Distribution  Date  before  the  Group  I  With respect to any  Distribution  Date before the Group
Stepdown  Date or as to which a Group I Trigger  Event has  II  Stepdown  Date or as to  which a  Group  II  Trigger occurred,  100%  of the  Group  I  Principal  Distribution  Event  has  occurred,  100% of the  Group  II  Principal
Amount for such  Distribution Date and with respect to any  Distribution  Amount for such Distribution Date and with
Distribution  Date on or after the Stepdown Date and as to  respect  to  any  Distribution  Date  on  or  after  the which a Group  I  Trigger  Event  has  not  occurred,  the  Stepdown  Date and as to which a Group II Trigger  Event excess  of (i) the Group I Class A  Certificate  Principal  has not  occurred,  the excess of (i) the Group II Class
Balance  immediately  prior to such Distribution Date over  A Certificate  Principal  Balance  immediately  prior to
(ii)  the  lesser  of (A)  73% of the  Schedule  Principal  such  Distribution  Date over (ii) the lesser of (A) 62%
Balances of Group I on the  preceding Due Date and (B) the  of the  Schedule  Principal  Balances of Group II on the
excess of (I) the Scheduled  Principal Balances of Group I  preceding  Due  Date  and  (B)  the  excess  of (I)  the
on the preceding Due Date over (II) $1,169,109.             Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,120,022.


    "Group I Class BF-1  Principal  Distribution  Amount":      "Group   II  Class   BV-1   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c)  hereof),  the excess of (i) the sum of  proviso  set  forth  in  Section  3.02(d)  hereof),  the
(A) the  Group I Class A  Certificate  Principal  Balance,  excess  of (i)  the  sum of (A)  the  Group  II  Class A
(B) the Class MF-1 Certificate  Principal Balance, (C) the  Certificate   Principal  Balance,  (B)  the  Class  MV-1
Class  MF-2  Certificate  Principal  Balance  and  (D) the  Certificate   Principal  Balance,  (C)  the  Class  MV-2
Class  BF-1  Certificate   Principal  Balance  immediately  Certificate  Principal  Balance  and (D) the Class  BV-1
prior to such  Distribution  Date over (ii) the  lesser of  Certificate  Principal Balance immediately prior to such
(A) 95.5% of the Scheduled  Principal  Balances of Group I  Distribution  Date over (ii) the  lesser of (A) 94.5% of on the  preceding  Due Date and (B) the  excess of (I) the  the  Scheduled  Principal  Balances  of  Group II on the
Scheduled  Principal  Balances of Group I on the preceding  preceding  Due  Date  and  (B)  the  excess  of (I)  the
Due Date over (II) $1,169,109.                              Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,120,022.


    "Group I Class BF-2  Principal  Distribution  Amount":      "Group   II  Class   BV-2   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c)  hereof),  the excess of (i) the sum of  proviso  set  forth  in  Section  3.02(d)  hereof),  the
(A) the  Group I Class A  Certificate  Principal  Balance,  excess  of (i)  the  sum of (A)  the  Group  II  Class A
(B) the Class MF-1 Certificate  Principal Balance, (C) the  Certificate   Principal  Balance,  (B)  the  Class  MV-1
Class MF-2 Certificate  Principal  Balance,  (D) the Class  Certificate   Principal  Balance,  (C)  the  Class  MV-2
BF-1 Certificate  Principal Balance and (E) the Class BF-2  Certificate   Principal  Balance,  (D)  the  Class  BV-1
Certificate  Principal  Balance  immediately prior to such  Certificate  Principal  Balance  and (E) the Class  BV-2
Distribution  Date over (ii) the  lesser of (A) 98% of the  Certificate  Principal Balance immediately prior to such
Scheduled  Principal  Balances of Group I on the preceding  Distribution  Date  over  (ii) the  lesser of (A) 98% of
Due  Date  and  (B)  the  excess  of  (I)  the   Scheduled  the Scheduled  Principal Balances of the Group II on the
Principal  Balances of Group I on the  preceding  Due Date  preceding  Due  Date  and  (B)  the  excess  of (I)  the
over (II) $1,169,109.                                       Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,120,022.


    "Group I Class BF-3  Principal  Distribution  Amount":      "Group   II  Class   BV-3   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c) hereof),  the excess of (i) the Group I  proviso  set  forth  in  Section  3.02(d)  hereof),  the
Principal  Distribution  Amount for such Distribution Date  excess  of  (i)  the  Group  II  Principal  Distribution over  (ii)  sum of (A)  the  Group  I  Class  A  Principal  Amount for such  Distribution  Date over (ii) the sum of
Distribution   Amount,   (B)  the  Class  MF-1   Principal  (A) the Group II Class A Principal  Distribution Amount,
Distribution   Amount,   (C)  the  Class  MF-2   Principal  (B) the Class MV-1 Principal  Distribution  Amount,  (C)
Distribution   Amount,   (D)  the  Class  BF-1   Principal  the Class MV-2 Principal  Distribution  Amount,  (D) the
Distribution  Amount  and (E)  the  Class  BF-2  Principal  Class  BV-1  Principal  Distribution  Amount and (E) the
Distribution Amount for such Distribution Date.             Class   BV-2   Principal    Distribution    Amount   for
                                                            Distribution Date.


    "Group I Class MF-1  Principal  Distribution  Amount":      "Group   II  Class   MV-1   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c)  hereof),  the excess of (i) the sum of  proviso  set  forth  in  Section  3.02(d)  hereof),  the
(A) the Group I Class A Certificate  Principal Balance and  excess  of (i)  the  sum of (A)  the  Group  II  Class A
(B)  the  Class   MF-1   Certificate   Principal   Balance  Certificate  Principal  Balance  and (B) the Class  MV-1
immediately  prior to such Distribution Date over (ii) the  Certificate  Principal Balance immediately prior to such lesser  of (A) 83% of the  aggregate  Scheduled  Principal  Distribution  Date  over  (ii) the  lesser of (A) 77% of
Balances of Group I on the  preceding Due Date and (B) the  the  Scheduled  Principal  Balances  of  Group II on the
excess of (I) the Scheduled  Principal Balances of Group I  preceding  Due  Date  and  (B)  the  excess  of (I)  the
on the preceding Due Date over (II) $1,169,109.             Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,120,022.


    "Group I Class MF-2  Principal  Distribution  Amount":      "Group   II  Class   MV-2   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c)  hereof),  the excess of (i) the sum of  proviso  set  forth  in  Section  3.02(d)  hereof),  the
(A) the  Group I Class A  Certificate  Principal  Balance,  excess  of (i)  the  sum of (A)  the  Group  II  Class A
(B) the Class MF-1 Certificate  Principal  Balance and (C)  Certificate   Principal  Balance,  (B)  the  Class  MV-1
the Class MF-2 Certificate  Principal  Amount  immediately  Certificate  Principal  Balance  and (C) the Class  MV-2
prior to such  Distribution  Date over (ii) the  lesser of  Certificate  Principal Amount  immediately prior to such
(A) 90% of the Scheduled  Principal Balances of Group I on  Distribution  Date over (ii) the  lesser of (A) 88.5% of the  preceding  Due  Date  and (B) the  excess  of (I) the  the  Scheduled  Principal  Balances  of  Group II on the
Scheduled  Principal  Balances  of  Group  I  over  on the  preceding  Due  Date  and  (B)  the  excess  of (I)  the
preceding Due Date(II) $1,169,109.                          Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,120,022.


    "Group I Extra Principal  Distribution  Amount":  With      "Group  II  Extra  Principal  Distribution  Amount":
respect to any  Distribution  Date, to the extent of Group  With respect to any Distribution  Date, to the extent of
I Interest  Funds  pursuant  to Section  3.02(a)(vii)  and  Group   II   Interest    Funds   pursuant   to   Section
Group  II  Interest   Funds   available  for  the  purpose  3.02(b)(vii)  and Group I Interest  Funds  available for pursuant to Section  3.02(f)(vii)  hereof, an amount equal  the purpose pursuant to Section  3.02(e)(vii) hereof, an to the excess of (i) all  Realized  Losses with respect to  amount  equal to the excess of (i) all  Realized  Losses
Group  I  over   (ii)   all   Group   I  Extra   Principal  with  respect  to Group II over  (ii) all Group II Extra
Distribution  Amounts with  respect to prior  Distribution  Principal  Distribution  Amounts  with  respect to prior
Dates.                                                      Distribution Dates.


    "Group I  Interest  Funds":  With  respect  to Group I      "Group II  Interest  Funds":  With  respect to Group
and any Master  Servicer  Remittance  Date,  to the extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer  Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,  the  sum,  without   duplication,   of  (i)  all  Custodial Account, the sum, without duplication,  of (i)
scheduled   interest  collected  during  the  related  Due  all scheduled  interest collected during the related Due
Period with  respect to Group I less the Group I Servicing  Period  with  respect  to  Group  II less  the  Group II
Fee and  the  Group  I  Master  Servicing  Fee,  (ii)  all  Servicing  Fee and the  Group II Master  Servicing  Fee,
Advances  relating  to interest  with  respect to Group I,  (ii) all Advances  relating to interest  with respect to
(iii) all Month End  Interest  with respect to Group I and  Group II, (iii) all Month End  Interest  with respect to
(iv) Liquidation  Proceeds with respect to Group I (to the  Group II and (iv)  Liquidation  Proceeds with respect to extent such Liquidation  Proceeds relate to interest) less  Group  II  (to  the  extent  such  Liquidation  Proceeds all  Non-Recoverable  Advances  relating to  interest  and  relate to interest)  less all  Non-Recoverable  Advances
expenses pursuant to Section 6.03 of the Standard Terms.    relating to interest  and  expenses  pursuant to Section
                                                            6.03 of the Standard Terms.


    "Group I Master  Servicing  Fee": With respect to each      "Group II Master  Servicing  Fee":  With  respect to
Master  Servicer  Remittance  Date, an amount  payable (or  each Master Servicer  Remittance Date, an amount payable allocable) to the Master  Servicer equal to the product of  (or  allocable)  to the  Master  Servicer  equal  to the one-twelfth  of the Group I Master  Servicing Fee Rate and  product of one-twelfth of the Group II Master  Servicing the aggregate  Scheduled  Principal  Balance of Group I on  Fee Rate and the aggregate  Scheduled  Principal Balance the  first day of the Due  Period  preceding  such  Master  of  Group  II  on  the  first  day  of  the  Due  Period
Servicer Remittance Date.                                   preceding such Master Servicer Remittance Date.


    "Group I Master Servicing Fee Rate":  0.03% per annum.      "Group  II Master  Servicing  Fee  Rate":  0.03% per
                                                            annum.


    "Group I Net  Rate":  The  weighted  average  Net Rate      "Group II Net Rate":  The weighted  average Net Rate
for Group I.                                                for Group II.


 "Group  I   Principal   Distribution   Amount":   With      "Group  II  Principal   Distribution  Amount":  With
respect  to any  Distribution  Date,  the  sum of (i)  the  respect  to any  Distribution  Date,  the sum of (i) the
Group  I  Principal  Funds  and  (ii)  the  Group  I Extra  Group II  Principal  Funds  and (ii) the  Group II Extra
Principal Distribution Amount.                              Principal Distribution Amount.


    "Group I  Principal  Funds":  With  respect to Group I      "Group II  Principal  Funds":  With respect to Group
and any Master  Servicer  Remittance  Date,  to the extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer  Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,  the  sum,  without   duplication,   of  (i)  all  Custodial Account, the sum, without duplication,  of (i)
scheduled  principal  with respect to Group I collected by  all  scheduled   principal  with  respect  to  Group  II
the  Servicers  during the  related Due Period or advanced  collected  by  the  Servicers  during  the  related  Due on or before such Master  Servicer  Remittance  Date, (ii)  Period or advanced  on or before  such  Master  Servicer prepayments  with  respect  to  Group I  collected  by the  Remittance  Date, (ii) prepayments with respect to Group
Servicers  in the  related  Prepayment  Period,  (iii) the  II collected by the Servicers in the related  Prepayment
Scheduled  Principal  Balance  of  each  Mortgage  Loan in  Period,  (iii) the Scheduled  Principal  Balance of each
Group  I   repurchased   by  the   Depositor,   (iv)   any  Mortgage Loan in Group II  repurchased by the Depositor,
Substitution  Shortfall  with  respect  to Group I and (v)  (iv) any  Substitution  Shortfall  with respect to Group
all   Liquidation   Proceeds   with  respect  to  Group  I  II and (v) all  Liquidation  Proceeds  with  respect  to collected  by the  Servicer  during the related Due Period  Group II collected  by the  Servicer  during the related
(to  the  extent  such  Liquidation  Proceeds  related  to  Due  Period  (to the extent  such  Liquidation  Proceeds principal) less all  non-recoverable  Advances relating to  related to principal) less all non-recoverable  Advances
principal  with respect to Group I  reimbursed  during the  relating  to   principal   with   respect  to  Group  II
related Due Period.                                         reimbursed during the related Due Period.


    "Group  I  Servicing   Fee":   With  respect  to  each      "Group  II  Servicing  Fee":  With  respect  to each
Mortgage  Loan in Group I and each  Remittance  Date,  the  Mortgage Loan in Group II and each Remittance  Date, the product of (x)  one-twelfth  of the Servicing Fee Rate and  product of (x)  one-twelfth  of the  Servicing  Fee Rate
(y)  aggregate   Scheduled   Principal   Balance  of  such  and (y) aggregate  Scheduled  Principal  Balance of such
Mortgage  Loan as of the  opening of business on the first  Mortgage  Loan  as of the  opening  of  business  on the
day of the Due Period preceding such Remittance Date.       first day of the Due Period  preceding  such  Remittance
                                                            Date.


    "Group I  Servicing  Fee Rate":  With  respect to each      "Group II Servicing Fee Rate":  With respect to each
Mortgage  Loan in  Group  I,  the  fixed  per  annum  rate  Mortgage  Loan in Group II,  the  fixed  per annum  rate payable to the  Servicer as set out on Schedule IA to this  payable to the  Servicer  as set out on  Schedule  IB to
Agreement.                                                  this Agreement.



    "Group I Stepdown Date":  With respect to Group I, the      "Group II Stepdown Date":  With respect to Group II,
earlier  to  occur  of (i) the  later  to occur of (A) the  the  earlier  to occur of (i) the  later to occur of (A)
Distribution   Date  in  ___  200_   and  (B)  the   first  the  Distribution  Date in ___  200_  and (B) the  first
Distribution   Date  on   which   the   Group  I  Class  A  Distribution   Date  on  which  the  Group  II  Class  A
Certificate  Principal  Balance  immediately prior to such  Certificate  Principal Balance immediately prior to such
Distribution  Date (less the Group I  Principal  Funds for  Distribution  Date  (less the Group II  Principal  Funds such  Distribution  Date) is less  than or equal to 73% of  for such  Distribution  Date)  is less  than or equal to the Scheduled  Principal  Balances of Group I and (ii) the  62% of the Scheduled  Principal Balances of Group II and
Distribution   Date  on   which   the   Group  I  Class  A  (ii) the  Distribution  Date on which the Group II Class
Certificate Principal Balance has been reduced to zero.     A  Certificate  Principal  Balance  has been  reduced to
                                                            zero.


    "Group I Subordinated  Certificates":  The Class MF-1,      "Group  II  Subordinated  Certificates":  The  Class
Class  MF-2,   Class  BF-1,  Class  BF-2  and  Class  BF-3  MV-1,  Class MV-2, Class BV-1, Class BV-2 and Class BV-3
Certificates.                                               Certificates.


    "Group I Trigger  Event":  With respect to Group I and      "Group II Trigger  Event":  With respect to Group II
any  Distribution  Date after the Group I Stepdown Date, a  and any  Distribution  Date after the Group II  Stepdown
Group I Trigger  Event exists if two times the quotient of  Date,  a Group II Trigger  Event exists if 2.5 times the
(i) the  Scheduled  Principal  Balances  of all 60 or more  quotient of (i) the Scheduled  Principal Balances of all days  Delinquent  Mortgage  Loans  in Group I and (ii) the  60 or more days  Delinquent  Mortgage  Loans in Group II
Scheduled   Principal  Balances  of  Group  I  as  of  the  and (ii) the  Scheduled  Principal  Balances of Group II
preceding  Master  Servicer   Remittance  Date  equals  or  as of the  preceding  Master  Servicer  Remittance  Date
exceeds 27%.                                                equals or exceeds 38%.



        "Initial Optional Termination Date": The Distribution Date immediately following the Due Period with respect to which the aggregate Scheduled Principal Balances of the Mortgage Loans have declined to less than 10% of the aggregate Scheduled Principal Balances on the Closing Date.

          "Interest Carry Forward Amount": As to any Class, the definition therefor having the corresponding designation as such Class.

        "Interest Determination Date": With respect to the first Accrual Period for the Group II Certificates, March 3, 1998, and with respect to any subsequent Accrual Period for the Group II Certificates, the second London Business Day preceding such Accrual Period.

          "Interest Fund": The Fund created and maintained by the Trustee pursuant to Section 4.03.

  "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

  "Master Servicer": Saxon Mortgage, Inc., a Virginia corporation, and its successors and assigns in such capacity.

  "Master Servicer Remittance Date": The Business Day preceding each Distribution Date.

         "Master Servicer Reporting Date": The opening of business on the third Business Day preceding each Distribution Date.

  "Master Servicing Fee": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

         "Meritech":  Meritech Mortgage Services, Inc., a Texas corporation.

  "Moody's": Moody's Investors Service, Inc., and its successors (99 Church Street, New York, New York 10007).

         "Mortgage Loan Group":  Either Group I or Group II.

         "Mortgage Loans":  The mortgage loans listed on Schedule I.

         "Net Rate": As to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable.

         "Notice Address": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee, are as follows:

         (i)      If to the Depositor:

                           Saxon Asset Securities Company
                           4880 Cox Road
                           Glen Allen, Virginia  23060

         (ii)     If to the Master Servicer:

                           Saxon Mortgage, Inc.
                           4880 Cox Road
                           Glen Allen, Virginia  23060

         (iii) If to the Trustee:

                           --------------------------------
                           600 Travis, 10th Floor
                           Houston, Texas  77002

         "One Month LIBOR": As of any Interest Determination Date, the rate for deposits in United States dollars for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Trustee shall review Telerate Page 3750 at the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

  "Paying Agent": ________________________________, a national banking association, and its successors and assigns in such capacity.

         "Private Certificate": Any of the Class BF-2, Class BF-3, Class BV-2, Class BV-3, Class C and Class R Certificates.

         "Private Subordinated Certificate": Any of the Class BF-2, Class BF-3, Class BV-2, Class BV-3, Class C and Class R Certificates.

         "Public Subordinated Certificate": Any of the Group I Subordinated Certificates or the Group II Subordinated Certificates (other than the Private Certificates).

         "Rating Agency": Each of Moody's and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

         "Reference Banks" Leading banks selected by the Master Servicer and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         "Regular Certificates": Any of the Group I Certificates, Group II Certificates and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

         "Remittance Date": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

         "Residual Certificates": The Class R Certificates, which represent the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

         "Sales Agreement": The Sales Agreement dated ___ __, 199_, between the Depositor and SMI regarding the sale of the Mortgage Loans.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Servicer":  Meritech and its permitted successors and assigns.

         "Servicing Agreement": The Servicing Agreement listed on Schedule II hereto which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

  "Servicing Fee Rate": With respect to each Mortgage Loan, the Servicing Rate specified on Schedule I.

         "State":  New York.

         "Subaccount Definitions":

                  "Balance": With respect to each Subaccount, on any Distribution date, the balance, if any, of such Subaccount immediately prior to such Distribution Date (or, in the case of the first Distribution Date, an amount equal to the initial balance of such Subaccount as of the Closing Date) less the amounts to be applied on such Distribution Date to reduce the balance of such Subaccount.

  "Subaccounts": Any one of the Subaccounts created pursuant to Section 5.03(a)(i) hereof.

         Group I:

  "AF-1  Balance" : The Balance of the    "AF-2  Balance"  : The  Balance  of    "AF-3  Balance"  : The  Balance  of
Subaccount AF-1.                        Subaccount AF-2.                       Subaccount AF-3.

  "AF-1  Monthly   Interest   Amount":    "AF-2  Monthly  Interest   Amount":    "AF-3  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
AF-1   Balance   during  the   Accrual  AF-2   Balance   during  the  Accrual  AF-3   Balance   during  the  Accrual
Period     for    the    Class    AF-1  Period    for    the    Class    AF-2  Period    for    the    Class    AF-3
Certificates  for  that   Distribution  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Date at the Group I Net Rate.           Date at the Group I Net Rate.          Date at the Group I Net Rate.

  "Subaccount  AF-1":  The  Subaccount    "Subaccount  AF-2":  The Subaccount    "Subaccount  AF-3":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
Section 5.03(a)(i) hereof.              Section 5.03(a)(i) hereof.             Section 5.03(a)(i) hereof.

  "AF-4  Balance" : The Balance of the    "AF-5  Balance"  : The  Balance  of    "AF-6  Balance"  : The  Balance  of
Subaccount AF-4.                        Subaccount AF-5.                       Subaccount AF-6.

  "AF-4  Monthly   Interest   Amount":    "AF-5  Monthly  Interest   Amount":    "AF-6  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
AF-4   Balance   during  the   Accrual  AF-5   Balance   during  the  Accrual  AF-6   Balance   during  the  Accrual
Period     for    the    Class    AF-4  Period    for    the    Class    AF-5  Period    for    the    Class    AF-6
Certificates  for  that   Distribution  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Date at the Group I Net Rate.           Date at the Group I Net Rate.          Date at the Group I Net Rate.

  "Subaccount  AF-4":  The  Subaccount    "Subaccount  AF-5":  The Subaccount    "Subaccount  AF-6":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
Section 5.03(a)(i) hereof.              Section 5.03(a)(i) hereof.             Section 5.03(a)(i) hereof.

  "MF-1  Balance"  :  The  Balance  of    "MF-2  Balance"  : The  Balance  of    "BF-1  Balance"  : The  Balance  of
Subaccount MF-1.                        Subaccount MF-2.                       Subaccount BF.

  "MF-1  Monthly   Interest   Amount":    "MF-2  Monthly  Interest   Amount":    "BF-1  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date, the interest  accrued on the BF
MF-1   Balance   during  the   Accrual  MF-2   Balance   during  the  Accrual  Balance  during  the  Accrual  Period
Period     for    the    Class    MF-1  Period    for    the    Class    MF-2  for the  Class  BF  Certificates  for
Certificates  for  that   Distribution  Certificates  for  that  Distribution  that  Distribution  Date at the Group
Date at the Group I Net Rate.           Date at the Group I Net Rate.          I Net Rate.






  "Subaccount  MF-1":  The  Subaccount    "Subaccount  MF-2":  The Subaccount    "Subaccount  BF-1":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
Section 5.03(a)(i) hereof.              Section 5.03(a)(i) hereof.             Section 5.03(a)(i) hereof.

  "BF-2  Balance"  :  The  Balance  of    "BF-3  Balance"  : The  Balance  of
Subaccount BF-2.                        Subaccount BF-3.


  "BF-2 Monthly Interest Amount":          "BF-3 Monthly Interest Amount":  With respect
to any Distribution With respect        to any Distribution  Date, the interest accrued
on the Date,  the interest              accrued on the BF-2 Balance  during the Accrual BF-3
Balance  during the Accrual  Period for the Class BF-2 Period for the Class BF-3
Certificates for that  Distribution     Certificates for that  Distribution Date at
the Group I Net Rate. Date at the Group I Net Rate.

  "Subaccount  BF-2":  The  Subaccount    "Subaccount  BF-3":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to
Section 5.03(a)(i) hereof.              Section 5.03(a)(i) hereof.


         Group II:

  "AV-1 Balance" : The Balance of         "AV-2  Balance"  : The  Balance  of  the  Subaccount
the Subaccount AV-1.                    AV-2.


  "AV-1 Monthly Interest  Amount":        "AV-2 Monthly Interest Amount": With respect to any Distribution Date,
With respect to any Distribution Date,  the interest  accrued on the AV-2
the interest accrued on the AV-1        Balance  during the Accrual  Period for the Class AV-2
Balance during the Accrual Period       Certificates for that
for the Class AV-1                      Distribution Date at the Group II Net Rate.
Certificates  for that  Distribution
Date at the Group II Net Rate.



  "Subaccount   AV-1":   The  Subaccount  by  that  name       "Subaccount  AV-2":  The  Subaccount  by  that  name
created pursuant to Section 5.03(a)(i) hereof.              created pursuant to Section 5.03(a)(i) hereof.


    "MV-1 Balance" : The Balance of Subaccount MV-1.             "MV-2 Balance" : The Balance of Subaccount MV-2.

    "MV-1 Monthly  Interest  Amount":  With respect to any      "MV-2  Monthly  Interest  Amounts":  With respect to
Distribution  Date,  the  interest  accrued  on  the  MV-1  any Distribution  Date, the interest accrued on the MV-2
Balance  during  the  Accrual  Period  for the Class  MV-1  Balance  during  the  Accrual  Period for the Class MV-2
Certificates  for that  Distribution  Date at the Group II  Certificates for that  Distribution Date at the Group II
Net Rate.                                                   Net Rate.



    "Subaccount   MV-1":   The  Subaccount  by  that  name      "Subaccount  MV-2":  The  Subaccount  by  that  name
created pursuant to Section 5.03(a)(i) hereof.              created pursuant to Section 5.03(a)(i) hereof.


    "BV-1  Balance":  The  Balance  of      "BV-2  Balance":  The  Balance of      "BV-3  Balance":  The  Balance of
Subaccount BV-1.                        Subaccount BV-2.                       Subaccount BV-3.

    "BV-1  Monthly  Interest  Amount":      "BV-2 Monthly  Interest  Amount":  "BV-3 Monthly  Interest  Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
BV-1   Balance   during  the   Accrual  BV-2   Balance   during  the  Accrual  BV-3   Balance   during  the  Accrual
Period     for    the    Class    BV-1  Period    for    the    Class    BV-2  Period    for    the    Class    BV-3
Certificates  for  that   Distribution  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Date at the Group II Net Rate.          Date at the Group II Net Rate.         Date at the Group II Net Rate.

    "Subaccount       BV-1":       The      "Subaccount       BV-2":      The      "Subaccount       BV-3":      The
Subaccount   by  that   name   created  Subaccount   by  that  name   created  Subaccount   by  that  name   created
pursuant to Section 5.03(a)(i) hereof.  pursuant   to   Section    5.03(a)(i)  pursuant   to   Section    5.03(a)(i)
                                        hereof.                                hereof.

         "Tax  Matters  Person":   ________________________________,   a  national  banking  association,  and  its
successors and assigns in its capacity as Trustee.

         "Telerate Page 3750" the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Trust Estate":  As defined in Section 2.01 hereof.

         "Trustee":  ________________________________,  a national banking  association,  its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

         "Trustee Fee":  The fee payable monthly to the Trustee by the Master Servicer.

         "Underwriters":    ________________,    ____________________   Incorporated,   ______________   Inc.   and
_______________ Incorporated.

         "Underwriting  Agreement":  The Underwriting  Agreement dated ___ __, 199_,  between the Depositor and SMI and the Underwriters.


                                   ARTICLE II
                FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

         Section 2.01.  Conveyance of Mortgage Loans

         To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders as their interests may appear, all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto), which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto) substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date (except for any prepayments received after the Cut-Off Date but reflected in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Servicing Agreement; (iii) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (iv) the Asset Proceeds Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (v) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (v) above, collectively, the "Trust Estate").

         The Depositor hereby assigns to the Master Servicer all right, title and interest of the Depositor in and to (i) the Interest Fund and all amounts as are deposited and maintained therein from time to time pursuant to the Trust Agreement and (ii) all proceeds of the foregoing of every kind and nature whatsoever, including, but not limited to, proceeds of proceeds and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property. The Master Servicer hereby pledges to the Trust and grants to the Trustee, on behalf of the Certificateholders, a first priority security interest in and to (i) the Interest Fund and all amounts as are deposited and maintained therein from time to time pursuant to the Trust Agreement, excluding, however, any earnings thereon, which are payable to Meritech, and (ii) all proceeds of the foregoing of every kind and nature whatsoever, including, but not limited to, proceeds of proceeds and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property in trust, subject to the limitation set forth above with respect to earnings, to have and to hold in trust to secure the Certificates. The Trustee acknowledges this grant and agrees to hold the pledged property in accordance with the terms hereof.

         The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.


                                   ARTICLE III
                         REMITTING TO CERTIFICATEHOLDERS

         Section 3.01.  Subaccount Distributions.

         On each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers from the Asset Proceeds Account to the Distribution Account, which shall be an Eligible Account, in the following order of priority:


         (a) from the Group I Interest Funds to Subaccounts AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1, BF-2 and BF-3, pro
                  rata, the AF-1,  AF-2,  AF-3,  AF-4,  AF-5,  AF-6, MF-1, MF-2,
                  BF-1, BF-2 and BF-3 Monthly Interest Amounts;

         (b) from the Group II Interest Funds to Subaccounts AV-1, AV-2, MV-1, MV-2, BV-1, BV-2 and BV-3, pro rata, the AV-1, AV-2, MV-1, MV-2, BV-1, BV-2 and BV-3 Monthly Interest Amounts;

         (c) from the Group I Principal Funds:

                           (A)       to Subaccount AF-1 until the AF-1 Balance
is reduced to zero;

                           (B) to  Subaccount  AF-2  until the AF-2  Balance  is
reduced to zero;

                           (C) to  Subaccount  AF-3  until the AF-3  Balance  is
reduced to zero;

                           (D) to  Subaccount  AF-4  until the AF-4  Balance  is
reduced to zero;

                           (E) to  Subaccount  AF-5  until the AF-5  Balance  is
reduced to zero;

                           (F) to  Subaccount  AF-6  until the AF-6  Balance  is
reduced to zero;

                           (G) to  Subaccount  MF-1  until the MF-1  Balance  is
reduced to zero;

                           (H) to  Subaccount  MF-2  until the MF-2  Balance  is
reduced to zero;

                           (I) to Subaccount BF-1 until the BF-1 Balance
is reduced to zero;

                           (J) to Subaccount BF-2 until the BF-2 Balance is
reduced to zero; and

                           (K) to  Subaccount  BF-3  until the BF-3  Balance  is
reduced to zero;

                  provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased; and

         (d) from the Group II Principal Funds:



                           (A)       to Subaccount AV-1 until the AV-1 Balance
is reduced to zero;

                           (B) to  Subaccount  AV-2  until the AV-2  Balance  is
reduced to zero;

                           (C) to  Subaccount  MV-1  until the MV-1  Balance  is
reduced to zero;

                           (D) to  Subaccount  MV-2  until the MV-2  Balance  is
reduced to zero;

                           (E) to  Subaccount  BV-1  until the BV-1  Balance  is
reduced to zero;

                           (F) to  Subaccount  BV-2  until the BV-2  Balance  is
reduced to zero; and

                           (G) to  Subaccount  BV-3  until the BV-3  Balance  is
reduced to zero;

                  provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased.

         Section 3.02.  Certificate Distributions.

         (a) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group I Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates, such amount will be distributed pro rata among each Class of the Group I Class A Certificates based on the ratio of
                           (x) the Current  Interest and Interest  Carry
                           Forward Amount for each Class of the Group I Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Current Interest;

                  (iii) to the Class MF-2 Certificates, the Class MF-2 Current Interest;

                  (iv) to the Class BF-1 Certificates, the Class BF-1 Current Interest;

                  (v) to the Class BF-2 Certificates, the Class BF-2 Current Interest;

                  (vi) to the Class BF-3 Certificates, the Class BF-3 Current Interest; and

                  (vii)    any remainder pursuant to Section 3.02(e) hereof.

                  (b) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

                  (i) to the Group II Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group II Class A Certificates, such amount will be distributed pro rata among each Class of the Group II Class A Certificates based on the ratio of
                           (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group II Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Current Interest;

                  (iii) to the Class MV-2 Certificates, the Class MV-2 Current Interest;

                  (iv) to the Class BV-1 Certificates, the Class BV-1 Current Interest;

                  (v) to the Class BV-2 Certificates; the Class BV-2 Current Interest;

                  (vi) to the Class BV-3 Certificates; the Class BV-3 Current Interest; and

                  (vii)    any remainder pursuant to Section 3.02(f) hereof.

                  (c) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i)      to the  Group I Class  A  Certificates,  the  Group
                           I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A
                           Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower numeral designation shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

                  (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iv) to the Class BF-1 Certificates, the Group I Class BF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (v) to the Class BF-2 Certificates, the Group I Class BF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (vi) to the Class BF-3 Certificates, the Group I Class BF-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

provided, however, that, (i) if a Group I Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount; (d) after the Certificate Principal Balance of the Class BF-1 Certificates has been reduced to zero, the Class BF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount and (e) after the Certificate Principal Balance of the Class BF-2 Certificates has been reduced to zero, the Class BF-3 Principal Distribution Amount shall equal the Group I Principal Distribution Amount; and (ii)(a) if the Group I Class A Certificate Principal Balance has been reduced to zero before ___ 200_, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Distribution Date in ___ 200_ (or until the Class MF-1 Certificate Principal
Balance has been reduced to zero); (b) if the Class MF-1 Certificate Principal Balance has been reduced to zero before ___ 200_, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Distribution Date in ___ 200_ (or until the Class MF-2 Certificate Principal Balance has been reduced to zero); (c) if the Class MF-2 Certificate Principal Balance has been reduced to zero before ___ 200_, the Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Distribution Date in ___ 200_ (or until the Class BF-1 Certificate Principal Balance has been reduced to zero; and (d) if the Class BF-1 Certificate Principal Balance has been reduced to zero before ___ 200_, the Class BF-2 Principal Distribution Amount shall equal to the Group Principal Distribution Amount until the Distribution Date in ___ 200_ (or until the Class BF-2 Certificate Principal Balance has been reduced to zero).

         (d) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

                  (i)       to the  Group II Class A  Certificates,  the  Group
                           II Class A Principal Distribution Amount, to be distributed as follows: (x) the Class AV-2 Principal Distribution Amount to the Class AV-2 Certificates; and (y) the balance of the Group II Class
                           Principal Distribution Amount sequentially to the Class AV-1 Certificates and the Class AV-2 Certificates; provided, however, that, on any Distribution date on which the Group II Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of Group II, the Group II Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

                  (ii) to the Class MV-1 Certificates, the Group II Class MV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) to the Class MV-2 Certificates, the Group II Class MV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iv) to the Class BV-1 Certificates, the Group II Class BV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (v) to the Class BV-2 Certificates, the Group II Class BV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (vi) to the Class BV-3 Certificates, the Group II Class BV-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

provided, however, that, (i) if a Group II Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (d) after the Certificate Principal Balance of the Class BV-1 Certificates has been reduced to zero, the Class BV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (ii)(a) if the Group II Class A Certificate Principal Balance has been reduced to zero before ___ 200_, the Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Distribution Date in ___ 200_ (or until the Class MV-1 Certificate Principal Balance has been reduced to zero); and (e) after the Certificate Principal Balance of the Class BV-2 Certificates has been reduced to zero, the Class BV-3 Principal Distribution Amount shall equal the Group II Principal Distribution Amount; (b) if the Class MV-1 Certificate Principal Balance has been reduced to zero before ___ 200_, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Distribution Date in ___ 200_ (or until the Class MV-2 Certificate Principal Amount has been reduced to zero); (c) if the Class MV-2 Certificate Principal Balance has been reduced to zero before ___ 200_, the Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Distribution Date in ___ 200_ (or until the Class BV-1 Certificate Principal Amount has been reduced to zero); and (d) if the Class BV-1 Certificate Principal Balance has been reduced to zero before ___ 200_, the Class BV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount under the Distribution Date in ___ 200_ (or until the Class BV-2 Certificate Principal Amount has been reduced to zero).

         (e) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(a)(vii) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (vi) of this Section 3.02(e), Section 3.02(f)(vii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

                  (i)       the Group I Extra Principal Distribution Amount;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

                  (iii) to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

                  (iv) to the Class BF-1 Certificates, the Class BF-1 Interest Carry Forward Amount;

                  (v) to the Class BF-2 Certificates, the Class BF-2 Interest Carry Forward Amount;

                  (vi) to the Class BF-3 Certificates, the Class BF-3 Interest Carry Forward Amount;

                  (vii) to the extent required to make the allocations set forth in clauses (i) through (vi) of Section 3.02(f) hereof, pursuant to Section 3.02(f) hereof; and

                  (viii)   the remainder pursuant to Section 3.02(g) hereof.

         (f) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(b)(vii) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (vi) of this Section 3.02(f), Section 3.02(e)(vii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

                  (i)       the Group II Extra Principal Distribution Amount;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

                  (iii) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

                  (iv) to the Class BV-1 Certificates, the Class BV-1 Interest Carry Forward Amount;

                  (v) to the Class BV-2 Certificates, the Class BV-2 Interest Carry Forward Amount;

                  (vi) to the Class BV-3 Certificates, the Class BV-3 Interest Carry Forward Amount;

                  (vii) to the extent required to make the allocations set forth in clauses (i) through (vi) of Section 3.02(e) hereof, pursuant to Section 3.02(e) hereof;

                  (viii) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover;

                  (ix) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

                  (x) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

                  (xi) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates, the Class BV-1 Certificates Carryover;

                  (xii) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-2 Certificates, the Class BV-2 Certificates Carryover;

                  (xiii) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-3 Certificates, the Class BV-3 Certificates Carryover; and

                  (xiv)    the remainder pursuant to Section 3.02(g) hereof.

         (g) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(e)(viii) and (f)(xiv) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

                  (i) to the Class C Certificates, the Class C Distribution Amount; and

                  (ii)     to the Class R Certificates, the remainder.

         (h) On each Distribution Date, the Trustee shall allocate any excess of the Group I Certificate Principal Balance over the Schedule Principal Balances of Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:



                  (i) to the Class BF-3 Certificates until the Class BF-3 Certificate Principal Balance is reduced to zero;

                  (ii) to the Class BF-2 Certificates until the Class BF-2 Certificate Principal Balance is reduced to zero;

                  (iii) to the Class BF-1 Certificates until the Class BF-1 Certificate Principal Balance is reduced to zero;

                  (iv) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

                  (v) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.



         (i) On each Distribution Date, the Trustee shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:



                  (i) to the Class BV-3 Certificates until the Class BV-3 Certificate Principal Balance is reduced to zero;

                  (ii) to the Class BV-2 Certificates until the Class BV-2 Certificate Principal Balance is reduced to zero;

                  (iii) to the Class BV-1 Certificates until the Class BV-1 Certificate Principal Balance is reduced to zero;

                  (iv) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

                  (v) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

         (j) On each Distribution Date, the Trustee shall allocate an amount equal to the Group I Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

                  (i) to the Class MF-1 Certificates in an amount up to the Class MF-1 Unpaid Realized Loss Amount;

                  (ii) to the Class MF-2 Certificates in an amount up to the Class MF-2 Unpaid Realized Loss Amount;

                  (iii) to the Class BF-1 Certificates in an amount up to the Class BF-1 Unpaid Realized Loss Amount;

                  (iv) to the Class BF-2 Certificates in an amount up to the Class BF-2 Unpaid Realized Loss Amount; and

                  (v) to the Class BF-3 Certificates in an amount up to the Class BF-3 Unpaid Realized Loss Amount.

         (k) On each Distribution Date, the Trustee shall allocate an amount equal to the Group II Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

                  (i) to the Class MV-1 Certificates in an amount up to the Class MV-1 Unpaid Realized Loss Amount;

                  (ii) to the Class MV-2 Certificates in an amount up to the Class MV-2 Unpaid Realized Loss Amount;

                  (iii) to the Class BV-1 Certificates in an amount up to the Class BV-1 Unpaid Realized Loss Amount;

                  (iv) to the Class BV-2 Certificates in an amount up to the Class BV-2 Unpaid Realized Loss Amount; and

                  (v) to the Class BV-3 Certificates in an amount up to the Class BV-3 Unpaid Realized Loss Amount.

         Section 3.03. Reports to the Depositor. On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall notify the Depositor and the Trustee of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

                  (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

                  (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

                  (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with Section 3.02 hereof; and

                  (d) whether a Group I or Group II Trigger Event or a Group I or Group II Subordinated Trigger Event has occurred.

         Section 3.04.  Reports by Master Servicer.

         (a) On each Distribution Date, based on information provided by the Servicer, the Master Servicer shall report in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating
Agencies:

                  (i) with respect to each Class of Certificates (other than Class C and Class R) (based on a Certificate in the original principal amount of $1,000):

                           (a) the amount of the distributions on such
                  Distribution Date;

                           (b) the amount of such distribution allocable to
                  interest;

                           (c) the  amount of such  distributions  allocable  to
                  principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein and any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class BF-3 Applied Realized Loss Amount with respect to, and any Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Unpaid Realized Loss Amount at, such Distribution Date;

                           (d) the principal  balance after giving  effect
                  to any  distribution  allocable to principal; and

                           (e) any Class  AF-1,  Class AF-2,  Class AF-3,  Class
                  AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class BF-3 Interest Carry Forward Amount, any Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Interest Carry Forward Amount or any Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Certificates Carryover ;



                  (ii)     the Group I Net Rate and the Group II Net Rate;

                  (iii) the largest Mortgage Loan balance outstanding in each Group;

                  (iv) the Servicing Fees and Master Servicing Fees allocable to each Group;

                  (v) One-Month LIBOR on the most recent Interest Determination Date; and

                  (vi) the Pass-Through Rates for the Group II Certificates for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates for the current Accrual Period is based on the Group I Net Rate, the Pass-Through Rates for the Group I Certificates with respect to which the Group I Net Rate applies.

         (b) On each Distribution Date, based on information provided by the Servicer, the Master Servicer will distribute to the Depositor, each Holder, the Underwriters, the Rating Agencies and the Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

                   (i)     the  number  and  aggregate   principal  balances  of
                           Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

                   (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and
                           (c) of paragraph (i) above represent with respect to all Mortgage Loans in each Group;

                   (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

                   (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

                   (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period;

                   (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

                  (c) All allocations made by the Trustee shall be based on information the Trustee receives from the Master Servicer which the Trustee shall be protected in relying on.

                  (d) At the request of any Holder of any Private Certificate and a prospective purchaser of a Private Certificate designated by any such Holder, the Master Servicer on behalf of the Depositor will furnish to such persons a copy of the Confidential Private Placement Memorandum dated ___ __, 199_, prepared by the Depositor with respect to the private offering of such Certificates and copies of the reports required to be furnished to
Certificateholders pursuant to Section 3.05 hereof for the preceding two years (or such shorter period commencing ___1, 199_) pursuant to Section 5.05 of the Standard Terms.


                                   ARTICLE IV
                                THE CERTIFICATES

         Section 4.01.  The Certificates.

         The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 199_-_. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $0, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates and the initial Certificate Principal Balance for each such Class:

                     Initial Certificate
                      Principal Balance
      Class

       AF-1              $  ,000,000
       AF-2              $  ,000,000
       AF-3              $  ,000,000
       AF-4              $  ,000,000
       AF-5              $  ,   ,000
       AF-6              $  ,   ,000
       MF-1              $  ,   ,000
       MF-2              $  ,   ,000
       BF-1              $      ,000
       BF-2              $  ,   ,000
       BF-3              $  ,   ,000
       AV-1              $  ,   ,000
       AV-2              $  ,   ,000
       MV-1              $  ,   ,000
       MV-2              $   ,  ,000
       BV-1              $  ,   ,000
       BV-2              $  ,   ,000
       BV-3              $  ,   ,000
        C                    (1)
        R                    (2)
---------------------

(1)The Class C Certificates have no stated principal balance or Pass-Through Rate and are entitled to receive the Class C Distribution Amount.

(2)The Class R Certificates have no stated principal balance or Pass-Through Rate and are not entitled to any scheduled distributions of principal or interest.

         Section 4.02.  Denominations.

         The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. in the case of the Public Certificates and in denominations of $250,000 and integral multiples of $1,000 in excess thereof in the case of the Private Certificates. So long as the Private Certificates are Book-Entry Certificates, each Person which becomes a Beneficial Owner of Private Certificates will be deemed to make the representations and agreements set forth in the form of Rule 144A Agreement-QIB Certification attached as Exhibit D to the Standard Terms. and to indemnify the Depositor, the Trustee and the Master Servicer against any liability that may result if any transfer of a Private Certificate by such person is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws.The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.

         Section 4.03.  Interest Fund

         An Interest Fund shall be established by the Trustee. The Interest Fund shall initially consist of cash in the amount of $- 0 - (of which $- 0 - is allocated to Group I and $- 0 - is allocated to Group II). The Interest Fund shall be an Eligible Account and, as soon as practicable after the Closing Date, the Trustee shall invest any moneys on deposit in the Interest Fund in Permitted Investments at the direction of the Master Servicer. On the Business Day preceding the ____ __, 1998, Distribution Date, the Trustee shall withdraw the entire amount from the Interest Fund (excluding any earnings thereon) and deposit such amount into the Asset Proceeds Account. Such entire amount shall be used to make distributions of interest on such Distribution Date and to cover applicable administrative costs (which do not include the Servicing Fees) relating to the Mortgage Loans listed on Schedule III. The Interest Fund shall not be an asset of either of the REMICs. Any earnings on the Interest Fund shall be payable on such date to Master Servicer.

         Section 4.04.  Principal Fund

         A Principal Fund shall be established by the Trustee. The Principal Fund shall consist of cash in the amount of $602.33. The Principal Fund shall be an Eligible Account and, as soon as practicable, after the Closing Date, the Trustee shall invest any moneys on deposit in the Principal Fund in Permitted Investments at the direction of the Master Servicer. On the Business Day preceding the March 25, 1998 Distribution Date, the Trustee shall withdraw the entire amount from the Principal Fund (excluding any earnings thereon) and deposit such amount into the Asset Proceeds Account. Such entire amount shall be used to make distributions of principal with respect to the Group I Certificates on such Distribution Date. Any earnings on the Principal Fund shall be payable on such date to the Master Servicer.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         Section 5.01.  Request for Opinions.

         (a) The Depositor and the Master Servicer hereby request and authorize Arter & Hadden LLP, as their counsel in this transaction, to issue on behalf of the Depositor and the Master Servicer such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust or (ii) requested by the Trustee, any Rating Agency or their respective counsels.

         (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, the Master Servicer, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

         Section 5.02. Form of Certificates; Schedules and Exhibits; Governing Law.

         (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

         (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

         (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

         (d) Notwithstanding Section 5.05(a) of the Standard Terms, the Class BF-2, Class BF-3, Class BV-2, Class BV-3, Class C and Class R shall only be transferable to a Qualified Institutional Buyer.

         Section 5.03.  REMIC Administration.

         (a) Pooling REMIC. (i) The beneficial ownership of the Pooling REMIC shall be evidenced by interests having the following terms:

                                                                       Type of Interest
     Pooling Interest         Initial Subaccount     Pass-Through      For Purposes of
        Designation                Balance               Rate          REMIC Provisions
          Group I
Subaccount AF-1                       $  ,000,000         (1)              Regular
Subaccount AF-2                       $  ,000,000         (1)              Regular
Subaccount AF-3                       $  ,000,000         (1)              Regular
Subaccount AF-4                       $  ,000,000         (1)              Regular
Subaccount AF-5                       $  ,   ,000         (1)              Regular
Subaccount AF-6                       $  ,   ,000         (1)              Regular
Subaccount MF-1                       $  ,   ,000         (1)              Regular
Subaccount MF-2                       $  ,   ,000         (1)              Regular
Subaccount BF-1                       $      ,000         (1)              Regular
Subaccount BF-2                       $  ,   ,000         (1)              Regular
Subaccount BF-3                       $  ,   ,000         (1)              Regular
         Group II
Subaccount AV-1                       $  ,   ,000         (2)              Regular
Subaccount AV-2                       $  ,   ,000         (2)              Regular
Subaccount MV-1                       $  ,   ,000         (2)              Regular
Subaccount MV-2                       $   ,  ,000         (2)              Regular
Subaccount BV-1                       $  ,   ,000         (2)              Regular
Subaccount BV-2                       $  ,   ,000         (2)              Regular
Subaccount BV-3                       $  ,   ,000         (2)              Regular
Subaccount R                         (3)                  (3)              Residual

             (1)  On any Distribution Date, the Group I Net Rate.

             (2)  On any Distribution Date, the Group II Net Rate.

             (3)  Subaccount  R is not issued  with a Balance or a  Pass-Through
Rate.

                  (ii) Subaccount R is the residual interest in the Pooling REMIC and shall be issued in fully registered certificate form as part of the Class R Certificate. All other Subaccounts shall be deemed issued as non-certificated interests and shall constitute assets of the Issuing REMIC.

                  (iii) The assets of the Pooling REMIC are the Mortgage Loans and the Asset Proceeds Account.

                  (iv) On each Distribution Date, amounts in the Asset Proceeds Account will be distributed as provided in Section 3.01 hereof.

         (b) Issuing REMIC. (i) The beneficial ownership of the Issuing REMIC shall be evidenced as set forth in Section 4.01 hereof; the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class BF-3, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Certificates and each of the separate interest-only rights making up the Class C Distribution Amount are Regular Interests in the Issuing REMIC. The Class R Certificates are the residual interest in the Issuing REMIC.

                  (ii) The assets of the Issuing REMIC are the Subaccounts in the Pooling REMIC other than Subaccount R and the Distribution Account.

                  (iii) On each Distribution Date, amounts in the Distribution Account will be distributed as provided in Section 3.02 hereof.

         (c) General.

                  (i) The Closing Date is designated as the "start up" day of the Pooling REMIC and Issuing REMIC.

                  (ii) The Trustee shall make elections to treat the Pooling REMIC and the Issuing REMIC as REMICs under the Code.

         (d) The "latest possible maturity date" for purposes of the REMIC regulations and each REMIC established hereby is ____ 25, 20__.

         Section 5.04.  Optional Termination.

         (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, the Master Servicer may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus the aggregate amount of any unreimbursed Advances and any Advances which the Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

         (b) The Master Servicer shall direct the Trustee to adopt and the Trustee shall adopt, as to the REMIC, a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to the REMIC, a Qualified Liquidation. In addition, the Master Servicer shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

         (c) Promptly following any purchase described in this Section 5.04, the Trustee will release the Trustee Mortgage Loan File to the Master Servicer or otherwise upon its order.

         Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent

         (a) Saxon Mortgage, Inc. is hereby appointed as Master Servicer hereunder.

         (b) ________________________________ is hereby appointed as Certificate
Registrar and Paying Agent.






         IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of ___1, 199_.



                         SAXON ASSET SECURITIES COMPANY


                               By:   ____________________________________
                                        Bradley D. Adams, Vice President


                                            SAXON MORTGAGE, INC.
                                             as Master Servicer





                    By:   __________________________________________
                               Charles E. Coudriet, President

                          ------------------------------------------
                                   as Trustee





                        By:   _________________________________

                              ___________, Vice President






COMMONWEALTH OF VIRGINIA                     )

                                             ) ss.:

COUNTY OF HENRICO                            )



        The foregoing instrument was acknowledged before me _____, 199_, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.



                                             ----------------------------------

                                             Notary Public



My Commission expires:






STATE OF                                         )

                                                 ) ss.:

COUNTY OF                                        )



             The foregoing instrument was acknowledged before me on _____, 199_, by Charles E. Coudriet, a President of Saxon Mortgage, Inc., a Virginia corporation, on behalf of the corporation.



                                                 ------------------------------

                                                 Notary Public



My Commission expires:






CITY OF WASHINGTION                              )

                                                 ) ss.:

DISTRICT OF COLUMBIA                             )



             The foregoing instrument was acknowledged before me _____, 199_, by ___________, a Vice President of ________________________________, a national banking association, on behalf of the bank.







                                                 -------------------------------

                                                 Notary Public



My Commission expires:






                                   Schedule I

                                 Mortgage Loans





         A.       Group I Mortgage Loans.

         B.       Group II Mortgage Loans.






                                   Schedule II

                                 Sales Agreement








                                  Schedule III

            Mortgage Loans for which first payment to the Trust will

                               be after ___1, 199_

                         SAXON ASSET SECURITIES COMPANY
                            ASSET BACKED CERTIFICATES

                        STANDARD TERMS TO TRUST AGREEMENT

                               (JULY 1998 EDITION)

                                TABLE OF CONTENTS


PRELIMINARY STATEMENT.............................................................................................1
ARTICLE I DEFINITIONS.............................................................................................1
         Section 1.01.  Defined Terms.............................................................................1
         Section 1.02.  Section References; Calculations; Ratings; Consents; Certain References..................15
         Section 1.03.  Certain Matters Relating to any Certificate Insurance Policy.............................15
ARTICLE II MORTGAGE LOAN FILES...................................................................................16
         Section 2.01.  Mortgage Loan Files......................................................................16
         Section 2.02.  Acceptance by the Trustee................................................................17
         Section 2.03.  Purchase or Substitution of Mortgage Loans by a Seller, a Servicer or Saxon..............19
         Section 2.04.  Representations and Warranties of Saxon..................................................22
         Section 2.05.  Representations and Warranties of the Master Servicer....................................23
ARTICLE III ADMINISTRATION OF THE TRUST..........................................................................24
         Section 3.01.  Master Servicer Custodial Account........................................................24
         Section 3.02.  Asset Proceeds Account...................................................................25
         Section 3.03.  Issuing REMIC Accounts...................................................................26
         Section 3.04.  Advances by Master Servicer and Trustee..................................................26
         Section 3.05.  Month End Interest.......................................................................27
         Section 3.06.  Trustee to Cooperate; Release of Mortgage Files..........................................28
         Section 3.07.  Reports to the Trustee; Annual Compliance Statements.....................................29
         Section 3.08.  Title, Management and Disposition of REO Properties......................................29
         Section 3.09.  Amendments to Servicing Agreements; Modification of the Guide............................31
         Section 3.10.  Oversight of Servicing...................................................................31
         Section 3.11.  Credit Enhancement.......................................................................32
ARTICLE IV REPORTING/REMITTING TO CERTIFICATEHOLDERS.............................................................32
         Section 4.01.  Statements to Certificateholders.........................................................32
         Section 4.02.  Remittance Reports.......................................................................33
         Section 4.03.  Compliance with Withholding Requirements.................................................33
         Section 4.04.  Reports to the Clearing Agency...........................................................33
         Section 4.05.  Preparation of Regulatory Reports........................................................34
ARTICLE V THE POOLING INTERESTS AND THE CERTIFICATES.............................................................34
         Section 5.01.  Pooling REMIC Interests..................................................................34
         Section 5.02.  The Certificates.........................................................................34
         Section 5.03.  Book-Entry Certificates..................................................................35
         Section 5.04.  Registration of Transfer and Exchange of Certificates....................................36
         Section 5.05.  Restrictions on Transfers................................................................37
         Section 5.06.  Mutilated, Destroyed, Lost or Stolen Certificates........................................38
         Section 5.07.  Persons Deemed Owners....................................................................38
         Section 5.08.  Paying Agent.............................................................................39
ARTICLE VI SAXON AND THE MASTER SERVICER.........................................................................39
         Section 6.01.  Liability of, and Indemnification by, Saxon and the Master Servicer......................39
         Section 6.02.  Merger or Consolidation of Saxon or the Master Servicer..................................39
         Section 6.03.  Limitation on Liability of Saxon, the Master Servicer and Others.........................39
         Section 6.04.  Resignation of the Master Servicer.......................................................40
         Section 6.05.  Compensation to the Master Servicer......................................................40
         Section 6.06.  Assignment or Delegation of Duties by Master Servicer....................................40
ARTICLE VII TERMINATION OF SERVICING AND MASTER SERVICING ARRANGEMENTS...........................................40
         Section 7.01.  Termination and Substitution of Servicing Agreements.....................................40
         Section 7.02.  Termination of Master Servicer; Trustee to Act...........................................41

         Section 7.03.  Notification to Certificateholders.......................................................42
ARTICLE VIII CONCERNING THE TRUSTEE..............................................................................43
         Section 8.01.  Duties of Trustee........................................................................43
         Section 8.02.  Certain Matters Affecting the Trustee....................................................44
         Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans....................................45
         Section 8.04.  Trustee May Own Certificates.............................................................45
         Section 8.05.  Trustee's Fees...........................................................................45
         Section 8.06.  Eligibility Requirements for Trustee.....................................................45
         Section 8.07.  Resignation and Removal of the Trustee...................................................46
         Section 8.08.  Successor Trustee........................................................................46
         Section 8.09.  Merger or Consolidation of Trustee.......................................................46
         Section 8.10.  Appointment of Trustee or Separate Trustee...............................................47
         Section 8.11.  Appointment of Custodians................................................................47
         Section 8.12.  Trustee May Enforce Claims Without Possession of Certificates............................48
ARTICLE IX TERMINATION OF THE TRUST; PURCHASE OF CERTIFICATES....................................................48
         Section 9.01.  Termination of Trust.....................................................................48
         Section 9.02.  Optional Termination.....................................................................48
         Section 9.03.  Optional Purchase........................................................................49
         Section 9.04.  Termination Upon Loss of REMIC Status....................................................49
         Section 9.05.  Disposition of Proceeds..................................................................50
ARTICLE X REMIC TAX PROVISIONS...................................................................................50
         Section 10.02.  Prohibited Activities...................................................................51
ARTICLE XI MISCELLANEOUS PROVISIONS..............................................................................52
         Section 11.01.  Amendment of Trust Agreement............................................................52
         Section 11.02.  Recordation of Agreement; Counterparts..................................................52
         Section 11.03.  Limitation of Rights of Certificateholders..............................................53
         Section 11.04.  Governing Law...........................................................................53
         Section 11.05.  Notices.................................................................................53
         Section 11.06.  Severability of Provisions..............................................................53
         Section 11.07.  Sale of Mortgage Loans..................................................................54
         Section 11.08.  Notice to Rating Agency.................................................................54



Exhibit A-1    Form of Initial Certification
Exhibit A-2    Form of Final Certification
Exhibit B      Form of Recordation Report
Exhibit C      Form of Remittance Report
Exhibit D      Form of Rule 144A Agreement-QIB Certification
Exhibit E      Form of Transferee Agreement
Exhibit F      Form of Benefit Plan Affidavit
Exhibit G      Form of Residual Transferee Agreement
Exhibit H-1    Form of Disqualified Organization Affidavit
Exhibit H-2    Form of Disqualified Organization Affidavit

                              PRELIMINARY STATEMENT

         Saxon Asset Securities Company ("Saxon"), a bank or mortgage banking company, as administrative agent (in such capacity, the "Master Servicer"), and a bank or trust company, as trustee (the "Trustee"), have entered into a Trust Agreement (the "Trust Agreement") that provides for the issuance of a series of asset backed certificates (the "Certificates") that in the aggregate evidence the entire interest in mortgage-related assets and certain other property owned by the trust created by the Trust Agreement (the "Trust"). These Standard Terms are a part of, and are incorporated by reference into, the Trust Agreement.

        NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties made in the Trust Agreement and as hereinafter set forth, Saxon, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        SECTION 1.01.  DEFINED TERMS

        Except as otherwise specified or as the context may otherwise require, the following capitalized terms shall, whenever used in the Trust Agreement, have the respective meanings assigned to them in this Section 1.01. Capitalized terms used but not defined in the Trust Agreement shall have the respective meanings assigned to them in the Guide.

        "ADVANCE": With respect to any Mortgage Loan, any advance of principal and interest, taxes, insurance or expenses made by a Servicer, the Master Servicer, the Trustee or an Insurer.

        "AFFILIATE":  Any person or entity  controlling,  controlled  by or under common control with Saxon or the Master Servicer ("control" meaning the power to direct the management and policies of a person or entity,
directly  or  indirectly,   whether  through  ownership  of  voting  securities,
by contract or otherwise, and "controlling" and "controlled" having meanings correlative to the foregoing).

        "ANNUAL COMPLIANCE STATEMENT": The Officer's certificate required to be delivered annually by the Master Servicer pursuant to Section 3.07 hereof.

        "ARM LOAN": An "adjustable rate" Mortgage Loan, the Mortgage Interest Rate of which is subject to periodic adjustment in accordance with the terms of the related Mortgage Note.

        "ASSET PROCEEDS ACCOUNT": The account or accounts created and maintained for the Trust pursuant to Section 3.02 hereof.

        "BASIS LIMIT AMOUNT": With respect to a Mortgage Loan purchased from a REMIC, an amount equal to the REMIC's adjusted federal income tax basis in such Mortgage Loan as of the date on which the purchase occurs as set forth in a certificate of an Officer of the Master Servicer, which certificate shall be delivered to the Trustee in connection with any purchase of a Mortgage Loan.

        "BENEFICIAL OWNER": With respect to a Book-Entry Certificate, the Person who is registered as owner of such Certificate in the books of the Clearing Agency for such Certificate or in the books of a Person maintaining an account with such Clearing Agency.

        "BENEFIT PLAN AFFIDAVIT": An affidavit substantially in the form of Exhibit F attached hereto.

        "BENEFIT PLAN OPINION": An Opinion of Counsel satisfactory to the Master Servicer and the Trustee (and upon which Saxon, the Master Servicer, the Tax Matters Person and the Trustee are authorized to rely) to the effect that the proposed transfer will not (i) cause the assets of the Trust to be regarded as plan assets for purposes of the Plan Asset Regulations, (ii) give rise to any fiduciary duty under ERISA on the part of Saxon, a Servicer, the Master Servicer or the Trustee or (iii) result in, or be treated as, a prohibited transaction under Section 406 or 407 of ERISA or section 4975 of the Code (which opinion shall not be a cost or expense of Saxon, the Master Servicer, the Tax Matters Person or the Trustee).

        "BOOK-ENTRY CERTIFICATES": Each Class of Certificates, if any, specified as such in the Trust Agreement.

        "BORROWER": With respect to each Mortgage Loan, the individual or individuals or any Servicer obligated to repay the related Mortgage Note.

        "BUSINESS DAY": Unless otherwise provided in the Trust Agreement, any day that is not a Saturday, Sunday, or a day on which the Certificate Insurer or commercial banking institutions in New York City or the city in which the Corporate Trust Office of the Trustee, or the Paying Agent is located are authorized or obligated by law or executive order to be closed.

        "CERTIFICATE": Any asset backed certificate designated in the Trust Agreement.

        "CERTIFICATE GUARANTY INSURANCE POLICY" means any certificate or financial guaranty insurance policy identified in the Trust Agreement.

        "CERTIFICATE INSURER" means the issuer, if any, of a Certificate Guaranty Insurance Policy with respect to the Certificates named in the Trust Agreement.

        "CERTIFICATE INSURER DEFAULT": The existence and continuance of any of the following:

         (a) the Certificate Insurer fails to make a payment required under the Certificate Insurance Policies in accordance with their terms; or

         (b) (i) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Certificate Insurer as bankrupt or insolvent, or approving as properly filed a petition seeking
reorganization,   rehabilitation,  arrangement,  adjustment  or  composition  of or in respect of the Certificate Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of any substantial part of the Certificate Insurer's property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

        (ii) the commencement by the Certificate Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent of the Certificate Insurer to the entry of a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the Certificate Insurer, or the consent by the Certificate Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Certificate Insurer of any substantial part of its property, or the failure of the Certificate Insurer to pay debts generally as they become due, or the admission by the Certificate Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Certificate Insurer in furtherance of any such action;

provided, however, the Certificate Insurer's rights shall be reinstated following a cure, to the satisfaction of the Trustee, of any Certificate Insurer Default.

        "CERTIFICATE OF TITLE INSURANCE": A certificate of title insurance issued pursuant to a master title insurance policy.

        "CERTIFICATE PRINCIPAL BALANCE": Unless otherwise provided in the Trust Agreement, with respect to each Class of Certificates, on any Distribution Date, the aggregate principal amount, if any, of such Class of Certificates immediately prior to such Distribution Date (or, in the case of the first Distribution Date, an amount equal to the aggregate initial principal amount of such Class of Certificates as of the Closing Date) less the amounts to be applied on such Distribution Date to reduce the aggregate principal amount of such Class of Certificates in accordance with the Trust
Agreement plus any amount previously distributed with respect to principal that is recovered as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order (except, for purposes of effecting the Certificate Insurer's subrogation rights, any payment made by the Certificate Insurer with respect to principal of the Certificates shall not be taken into account).

        "CERTIFICATE REGISTER": The register maintained pursuant to the related Trust Agreement.

        "CERTIFICATE REGISTRAR": The registrar designated in the related Trust Agreement, or appointed pursuant to Section 5.02 hereof.

        "CERTIFICATEHOLDERS": The holders of the Certificates as recorded on the Certificate Register.

        "CLASS":  The Certificates of a Series bearing the same designation.

        "CLEARING AGENCY": The Depository Trust Company or any successor organization or any other organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the SEC thereunder.

        "CLEARING AGENCY PARTICIPANT": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing Agency.

        "CLOSING DATE": The date on which Certificates are issued by a Trust as set forth in the Trust Agreement.

        "CODE":  The Internal Revenue Code of 1986, as amended.

        "COLLATERAL": With respect to any Mortgage Loan, the Mortgaged Premises and any real property (other than the related Mortgaged Premises), personal property, securities, cash, instruments, contracts, or other documents, if any, constituting or evidencing collateral pledged as additional security for such Mortgage Loan.

        "CONVERTED MORTGAGE LOAN": An ARM Loan with respect to which the Borrower has complied with the applicable requirements of the related Mortgage Note to convert the Mortgage Interest Rate relating thereto to a fixed rate of interest (and with respect to which the related Servicer has processed such conversion).

        "COOPERATIVE LOAN": A Mortgage Loan that is secured by a first lien against (i) shares issued by a cooperative housing corporation and (ii) the related Borrower's leasehold interest in a cooperative dwelling unit owned by such cooperative housing corporation.

        "CORPORATE TRUST OFFICE": The principal corporate trust office of the Trustee, any Paying Agent or any Certificate Registrar at which at any particular time its corporate trust business shall be administered.

        "CREDIT ENHANCEMENT": Any certificate guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, special hazard fund, mortgagor bankruptcy fund, reserve fund, letter of credit, Certificate Guaranty Insurance Policy, third party guaranty or other form of insurance specified in the Trust Agreement that is obtained by or on behalf of Saxon with respect to the Certificates.

        "CREDIT ENHANCEMENT FEE": With respect to each form of Credit Enhancement, the monthly premium or fee that is payable to the provider of such Credit Enhancement as specified in the Trust Agreement.

        "CREDIT ENHANCEMENT FEE RATE": With respect to each form of Credit Enhancement, each Mortgage Loan and each Distribution Date, an amount equal to the Credit Enhancement Fee with respect to the related Certificates, divided by the aggregate Scheduled Principal Balance of the related Mortgage Loans.

        "CUSTODIAN": The Custodian identified in the Trust Agreement that shall hold all or a portion of the Trustee Mortgage Loan Files with respect to the Certificates.

        "CUT-OFF DATE":  The date specified as such in the Trust Agreement.

        "DEFECT DISCOVERY DATE": With respect to a Mortgage Loan, the date on which either the Trustee or the Master Servicer first discovers a Qualification Defect affecting such Mortgage Loan.

        "DELETED MORTGAGE LOAN": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

        "DIRECTLY OPERATE": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, or any use of such REO Property in a trade or business conducted by the Trust, in each case other than through an Independent Contractor; provided, however, that the Trustee or the Master Servicer on behalf of the Trust shall not be considered to Directly Operate an REO Property solely because the Trustee or the Master Servicer on behalf of the Trust establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or maintenance with respect to such REO Property.

        "DISQUALIFIED ORGANIZATION": Either (i) the United States, (ii) any state or political subdivision thereof, (iii) any foreign government,
(iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) that is exempt from federal income tax unless such organization is subject to tax under the unrelated business taxable income provisions of the Code, (vii) any organization described in section 1381(a)(2)(C) of the Code, or (vii) any other entity identified as a disqualified organization by the REMIC Provisions. A corporation will not be treated as an instrumentality of the United States or any state or political subdivision thereof if all its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

        "DISQUALIFIED ORGANIZATION AFFIDAVIT": If provided by a Non-U.S. Person, an affidavit substantially in the form of Exhibit H-1 attached hereto, and, if provided by a U.S. Person, an affidavit substantially in the form of Exhibit H-2 attached hereto.

        "DISTRIBUTION ACCOUNT": With respect to any Double REMIC Series, an Eligible Account established and maintained with the Paying Agent by the Trustee for the Issuing REMIC. Unless otherwise provided in the Trust Agreement, the Distribution Account shall be considered an asset of the Issuing REMIC.

        "DISTRIBUTION DATE": Unless otherwise provided in the Trust Agreement, the 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing in the month following the Closing Date.

        "DOUBLE REMIC SERIES": A Series with respect to which two REMIC elections are made to form an Issuing REMIC and a Pooling REMIC.

        "DUE DATE":  The first day of the month of the related Distribution
Date.

        "DUE  PERIOD":  Unless  otherwise  provided in the Trust  Agreement,
(i) the period from but excluding the Cut-Off Date to and including the first day of the month in which the first Distribution Date occurs and (ii) each period thereafter from and including the second day of a month to and including the first day of the following month.

        "ELIGIBLE ACCOUNT": Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the long-term or short-term unsecured debt obligations of which (or a federal or state chartered depository institution or trust company that is the principal subsidiary of a holding company the long-term or short-term unsecured debt obligations of which), respectively, are rated by each Rating Agency in one of its two highest long-term rating categories and its highest short-term rating category at the time any amounts are held on deposit therein or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company, acting in the capacity of a trustee, paying agent or master servicer, in a manner acceptable to each Rating Agency in respect of mortgage pass-through certificates rated in one of its two highest rating categories. Eligible Accounts may be interest-bearing accounts or the funds therein may be invested in Permitted Investments. If qualified under this definition, accounts maintained with the Trustee may constitute Eligible Accounts.

        "ERISA": The Employee Retirement Income Securities Act of 1974, as amended.

        "EVENT OF DEFAULT": An event with respect to the Master Servicer described in Section 7.02 hereof.

        "EXCHANGE ACT":  The Securities Exchange Act of 1934, as amended.

        "FINAL CERTIFICATION": A certification as to the completeness of each Trustee Mortgage Loan File substantially in the form of Exhibit A-2 attached hereto provided by the Trustee (or the Custodian) on or before the first anniversary of the Closing Date pursuant to Section 2.02(c) hereof.

        "FINAL DISTRIBUTION DATE": The meaning set forth in Section 9.03 hereof.

        "FISCAL YEAR": Unless otherwise provided in the Trust Agreement, the fiscal year of the Trust shall run from January 1 (or from the Closing Date, in the case of the first fiscal year) through the last day of December.

        "FNMA  GUIDELINES":   The  provisions  contained  in  the  guide  for
selling and servicing first lien residential mortgage loans issued from time to time by the Federal National Mortgage Association.

        "FRAUD LOSSES": Losses on Mortgage Loans resulting from fraud, dishonesty or misrepresentation in the origination of such Mortgage Loans.

        "GROSS MARGIN": With respect to each ARM Loan, the fixed percentage specified in the related Mortgage Note that is added to or subtracted from the Index to determine the Mortgage Interest Rate for such ARM Loan.

        "GUIDE":   Unless  otherwise  provided  in  the  Trust  Agreement,   the
SMI  Seller/Servicer   Guide,  as supplemented and amended from time to time
through the Closing Date.

        "HOLDERS": The holders of the Certificates as recorded on the Certificate Register.

        "HOME IMPROVEMENT LOAN": A mortgage loan that is made to finance actions or items that substantially protect or improve the basic livability or utility of a residential property and that is secured by a lien on such residential property.

        "INDEPENDENT CONTRACTOR": Either (i) any Person (other than the Trustee or the Master Servicer) that would be an "independent contractor" with respect to the Trust within the meaning of section 856(d)(3) of the Code if the Trust were a real estate investment trust (except that, in applying such section, more than 35% of the outstanding principal balance of any Class shall be deemed to be more than 35% of the certificates of beneficial interest of the Trust), so long as the Trust does not receive or derive any income from such Person, the relationship between such Person and the Trust is at arm's length and such Person is not an employee of the Trust, the Trustee or the Master Servicer, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Trustee or the Master Servicer) upon receipt by the Trustee of an Opinion of Counsel, the expense of which shall constitute an Advance if borne by a Servicer or a subservicer, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents From Real Property.

        "INDEX": With respect to each ARM Loan, the index rate specified in the related Mortgage Note to which or from which the Gross Margin is added or subtracted, in accordance with the terms of such Mortgage Note, to determine the Mortgage Interest Rate for such ARM Loan.

        "INITIAL CERTIFICATION": A certification as to the completeness of each Trustee Mortgage Loan File substantially in the form of Exhibit A-1 attached hereto provided by the Trustee (or the Custodian) on the Closing Date pursuant to Section 2.02(b) hereof.

        "INITIAL MORTGAGE LOANS": Any of the Mortgage Loans listed on the Mortgage Loan Schedule attached to the Trust Agreement.

        "INITIAL OPTIONAL TERMINATION DATE":  As defined in the Trust Agreement.

        "INSURANCE PROCEEDS": The proceeds paid by any Insurer pursuant to an insurance policy covering any Mortgage Loan, less the expenses of recovering such proceeds and any Non-Recoverable Advances made with respect to such Mortgage Loan.

        "INSURER": Any issuer of an insurance policy relating to the Mortgage Loans.

        "INTEREST FUND": An Eligible Account that may be established for the purpose of making interest payments on Mortgage Loans for which the Trust is not due any payments until after the first Distribution Date. The amount of the Interest Fund, if any, shall be set forth in the Trust Agreement.
The Interest Fund shall not be an asset of any REMIC but shall be for the benefit of the Certificateholders.

        "INTEREST SHORTFALL": Month End Interest Shortfall and Soldiers' and Sailors' Shortfall.

        "ISSUING REMIC": With respect to any Double REMIC Series, unless otherwise provided in the Trust Agreement, the REMIC consisting primarily of the Distribution Account and the Subaccounts of such Distribution Account.

        "JUNIOR MORTGAGE LOAN": Any Mortgage Loan with respect to which the related Security Instrument constitutes a lien of other than first priority on the related Collateral.

        "LETTER OF CREDIT": A letter of credit issued to the Trustee and its successors or assigns by any Person whose long-term unsecured debt obligations are rated by each Rating Agency in one of its two highest rating categories.

        "LIQUIDATION PROCEEDS": The proceeds received in connection with the liquidation of any Mortgage Loan as a result of defaults by the related Borrower (including any insurance or guarantee proceeds with respect to such Mortgage
Loan), less the expenses of such liquidation and any Advances made with respect to such Mortgage Loan.

        "LOAN TO VALUE RATIO": With respect to any Mortgage Loan, the ratio that results when the Unpaid Principal Balance of such Mortgage Loan is divided by the fair market value of the related Mortgaged Premises. For purposes of determining that ratio, the fair market value of the Mortgage Premises must be reduced by (i) the full amount of any lien on such Mortgaged Premises that is senior to the Mortgage Loan and (ii) a pro rata portion of any lien on such Mortgaged Premises that is in parity with the Mortgage Loan.

        "MASTER SERVICER": The bank or mortgage banking company identified as such in the Trust Agreement.

        "MASTER SERVICER ADVANCE AMOUNT": The amount, if any, specified as such in the Trust Agreement.

        "MASTER SERVICER COMPENSATION": The Master Servicing Fee and any additional compensation payable to the Master Servicer as specified in Section
6.05 hereof.

        "MASTER SERVICER CUSTODIAL ACCOUNT":  The account described in Section
3.01 hereof.

        "MASTER SERVICER ERRORS AND OMISSIONS INSURANCE POLICY": If the Master Servicer is not a national banking association, an insurance policy in an amount and otherwise in form and substance acceptable under FNMA Guidelines insuring the Master Servicer as the named insured against liability for damages arising out of errors, omissions or mistakes committed in the performance of the services and other obligations required of the Master Servicer under the Trust Agreement and, if permitted by the issuer of such policy, naming the Trustee as an additional insured, and containing a severability of interests provision but no other exclusion or other provision that would limit the liability of any insured to any other insured.

        "MASTER SERVICER FIDELITY BOND": If the Master Servicer is not a national banking association, a fidelity bond issued by an insurer and in form and substance acceptable under FNMA Guidelines (i) under which such insurer agrees to indemnify the Master Servicer for all losses sustained as a result of any theft, embezzlement, fraud or other dishonest act on the part of the Master Servicer's directors, officers or employees and (ii) which provides for limits of liability for each such director, officer or employee of not less than an amount required by such guidelines.

        "MASTER  SERVICER  REMITTANCE  DATE":   Unless  otherwise  provided  in
the  Trust  Agreement,   (i)  each Distribution  Date, if the Asset Proceeds
Account and the Master Servicer Custodial Account are maintained at the same bank, or (ii) the Business Day preceding each Distribution Date, if such accounts are not maintained at the same bank.

        "MASTER SERVICER REPORTING DATE": Unless otherwise provided in the Trust Agreement, the close of business on the third Business Day preceding each Distribution Date.

        "MASTER SERVICING FEE": Unless otherwise provided in the Trust Agreement, with respect to each Distribution Date and each Mortgage Loan, an amount equal to one-twelfth of the Master Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the preceding Due Date.

        "MASTER SERVICING FEE RATE": The rate specified as such in the Trust Agreement.

        "MAXIMUM LIFETIME MORTGAGE INTEREST RATE": With respect to each ARM Loan, the interest rate, if any, set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

        "MINIMUM LIFETIME MORTGAGE INTEREST RATE": With respect to each ARM Loan, the interest rate, if any, set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

        "MONTH END INTEREST": With respect to any Mortgage Loan liquidated or prepaid during a Prepayment Period, the difference between the interest that would have been paid on such Mortgage Loan through the last day of the month in which such liquidation or prepayment occurred and the interest actually received by the Servicer with respect to such Mortgage Loan, in each case net of the Servicing Fee applicable thereto. No Month End Interest shall accrue with respect to a prepayment of a Mortgage Loan or to Liquidation Proceeds received on account of any Mortgage Loan during the period from the first day of a month through the last day of the Prepayment Period ending during such month.

        "MONTH END INTEREST SHORTFALL": The amount of Month End Interest not paid by a Servicer or the Master Servicer.

        "MONTHLY PAYMENT": With respect to any Mortgage Loan and any month, the scheduled payment of principal and interest due in such month under the terms of the related Mortgage Note.

        "MONTHLY STATEMENT": The statement required to be prepared and delivered to the Trustee by the Master Servicer on or before each Master Servicer Reporting Date as described in Section 4.01 hereof.

        "MORTGAGE INTEREST RATE": With respect to any Mortgage Loan, the annual interest rate required to be paid by the related Borrower under the terms of the related Mortgage Note.

        "MORTGAGE  LOAN":  Any of  the  Single  Family  Loans,  Multi-Family
Loans, Home Improvement Loans, or Cooperative Loans sold by Saxon to the Trust and listed on the Mortgage Loan Schedule to the Trust Agreement or any Subsequent Sales Agreement and any loans substituted therefor pursuant to the terms of the Trust Agreement.

        "MORTGAGE LOAN SCHEDULE": The schedule(s) of the Mortgage Loans which are attached to the Trust Agreement, in the case of the Initial Mortgage Loans, and to the Subsequent Sales Agreement(s) in the case of Subsequent Mortgage Loans, and set forth for each Mortgage Loan (i) the Servicer (Saxon) Loan Number, (ii) the Borrower's name, (iii) the original principal balance, (iv) the Scheduled Principal Balance as of the Cut-Off Date and (v) such additional information as may be reasonably requested by the Trustee, the Master Servicer or any Certificate Insurer.

        "MORTGAGE NOTE": The note or other evidence of indebtedness of a Borrower with respect to a Mortgage Loan.

        "MORTGAGED PREMISES": With respect to any Mortgage Loan other than a Cooperative Loan, the real property or the leasehold interest, together with any improvements thereon, securing the indebtedness of the Borrower under such Mortgage Loan. With respect to any Cooperative Loan, the shares issued by a cooperative housing corporation that secure the indebtedness of the Borrower under such Cooperative Loan.

        "MORTGAGOR BANKRUPTCY FUND": A fund consisting of: (i) a surety bond, insurance policy, Letter of Credit, guarantee or other credit instrument, issued by an insurance company, surety company, bank, trust company, savings and loan association, financial institution or other Person or (ii) cash, Permitted Investments or a Class of Certificates or portion thereof held by or on behalf of the Trust. The Mortgagor Bankruptcy Fund will
not  be  considered   an  asset  of  the  Trust  or  any  REMIC,   but  shall
be for the benefit of the Certificateholders. The owner of the Mortgagor Bankruptcy Fund will be identified in the Trust Agreement and, to the extent provided in the REMIC Provisions, any amounts transferred by a REMIC to such fund shall be treated as amounts distributed by such REMIC to the owner of such fund.

        "MORTGAGOR BANKRUPTCY LOSSES": Losses resulting from any court ordered reduction in the valuation of the Collateral securing a Mortgage Loan or changes in the repayment terms of a Mortgage Loan in conjunction with a bankruptcy proceeding of a Borrower or otherwise.

        "MULTI-FAMILY LOAN": A mortgage loan that is secured by a lien on a rental apartment building, a cooperative housing corporation or a mixed commercial and residential use property.

        "NEGATIVE  AMORTIZATION  AMOUNT":  With  respect to each  Mortgage
Loan, the excess, if any, of interest accrued at the related Mortgage Interest Rate for any month over the greater of (i) the amount of the Monthly Payment for such month and (ii) the interest received in respect of such month.

        "NET RATE": Unless otherwise provided in the Trust Agreement, with respect to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Servicing Fee Rate, the Master Servicing Fee Rate, the Trustee Fee Rate and the Credit Enhancement Fee Rate relating thereto.

        "NEW LEASE": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed, modified or extended on behalf of the Trust (if the Trustee, the Master Servicer, a Servicer or an agent of the foregoing has the right to renegotiate the terms of such lease).

        "NON-RECOVERABILITY CERTIFICATE": The meaning set forth in Section 3.04 hereof.

        "NON-RECOVERABLE ADVANCE": Any Advance or proposed Advance that the Master Servicer or the Trustee, as the case may be, has determined to be non-recoverable in accordance with Section 3.04 hereof.

        "NON-U.S. PERSON": A foreign person within the meaning of Treasury regulation Section 1.860G-3(a)(1) (i.e., a person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership that is organized under the laws of the United States or any jurisdiction thereof or therein, or (iii) an estate or trust that is subject to United States federal income taxation regardless of the source of its income) who would be subject to United States income tax withholding pursuant to section 1441 or 1442 of the Code and the Treasury regulations thereunder on income derived from a Residual Interest.

        "OFFICER": With respect to the Trustee, Custodian, Paying Agent, Certificate Registrar or Master Servicer, any senior vice president, any vice president, any assistant vice president, any assistant treasurer, any trust officer, any assistant secretary, or any other officer customarily performing functions similar to those performed by the persons who at the time shall be such officers, and also to whom, with respect to a particular corporate trust matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. With respect to any other Person, the chairman of the board, the president, a vice president (however designated), the treasurer or the controller of such Person.

        "OPINION OF COUNSEL": A written opinion of counsel, who may be counsel for Saxon or the Master Servicer, acceptable to the Trustee, the Certificate Insurer and the Master Servicer. Except with the consent of each Rating Agency and the Certificate Insurer, an Opinion of Counsel may not be delivered by in-house counsel of the entity required to deliver such opinion.

        "PASS-THROUGH RATE": With respect to each Class of Certificates, as to each Distribution Date, the rate specified as such in the Trust Agreement.

        "PAYING AGENT": The paying agent designated in the related Trust Agreement or appointed pursuant to Section 5.08 hereof.

        "PERCENTAGE INTEREST": With respect to any Certificate to which a principal balance is assigned as of the Closing Date, the portion of the Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class as of the Closing Date. With respect to any Certificate to which a principal balance is not assigned as of the Closing Date, the portion of the Class evidenced by such Certificate, expressed as a percentage, as stated on the face of such Certificate.

        "PERMITTED INVESTMENTS": Except as otherwise provided in the Trust Agreement, the following investments:

               (a) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (b) senior debt obligations and mortgage participation certificates of the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation;

               (c) repurchase obligations of a depository institution or trust company (acting as principal) (the collateral for which is held by a third party or the Trustee) with respect to any security described in clauses (a) or (b) above, provided that the long-term or short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long-term unsecured debt rating categories and its highest short-term unsecured debt rating category;

               (d) certificates of deposit, time deposits and bankers' acceptances of any bank or trust company (including the Trustee) incorporated under the laws of the United States or any state thereof, provided that the long-term unsecured debt obligations of such bank or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest long-term unsecured debt rating categories and the short term unsecured debt rating of such bank or trust company at the date of acquisition thereof by each Rating Agency is the highest short term unsecured debt rating by each Rating Agency;

               (e) any other demand, money market or time deposit or obligation, interest-bearing or other security or investment earning a return in the nature of interest that would not adversely affect the then current rating of the Certificates by any Rating Agency (without regard to the existence of any Credit Enhancement); and

               (f)     any other investment approved by the Certificate Insurer;

provided, however, that no investment described above shall constitute a Permitted Investment if such investment evidences either the right to receive
(i) only interest with respect to the obligations underlying such instrument or (ii) both principal and interest payments derived from obligations underlying such instrument if the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and, provided further, that no investment described above shall constitute a Permitted Investment unless such investment matures on or before the Business Day preceding the Distribution Date on which the funds invested therein are required to be distributed (or, in the case of an investment that is an obligation of the institution in which the account is maintained, on or before such Distribution Date).

        "PERSON": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, government or agency or political subdivision thereof or any other entity.

        "PLAN":  Any  "employee  benefit  plan"  within  the  meaning  of
Section 3(3) of ERISA, any retirement arrangement (including individual retirement accounts, individual retirement annuities and Keogh plans), and any collective investment funds, separate accounts, insurance company general accounts and similar pooled investment funds in which such plans or arrangements are invested, that are described in or subject to the Plan Asset Regulations, ERISA or corresponding provisions of the Code.

        "PLAN ASSET REGULATIONS": The United States Department of Labor regulations set forth in 29 C.F.R. ss. 2510.3-101, as amended from time to time.

        "PLAN INVESTOR": Any Plan, any Person acting on behalf of a Plan or any Person using the assets of a Plan, as determined under the Plan Asset Regulations.

        "POOLING REMIC": With respect to any Double REMIC Series, unless otherwise provided in the Trust Agreement, the REMIC consisting primarily of the Mortgage Loans and the Asset Proceeds Account.

        "PRE-FUNDING ACCOUNT": An Eligible Account that may be established with the Paying Agent for the purpose of providing for the purchase by the Trust of Subsequent Mortgage Loans.

        "PREPAYMENT PERIOD": The period specified in each Servicing Agreement with respect to which prepayments or Liquidation Proceeds with respect to a Mortgage Loan will be remitted on a Remittance Date.

        "PRIVATE CERTIFICATE": Any Certificate designated as such in the Trust Agreement.

        "PRIVATE SUBORDINATED CERTIFICATE": Any Certificate designated as such in the Trust Agreement.

        "PUBLIC SUBORDINATED CERTIFICATE": Any Certificate designated as such in the Trust Agreement.

        "PURCHASE PRICE": With respect to each Mortgage Loan purchased from the Trust, an amount equal to the Unpaid Principal Balance of such Mortgage Loan, plus accrued and unpaid interest thereon at the related Mortgage Interest Rate to the last day of the month in which such purchase occurs, and, if a Servicer is the Purchaser, minus any unreimbursed Advances of principal and interest made by such Servicer on such Mortgage Loan and any outstanding Servicing Fee owed with respect to such Mortgage Loan.

        "PURCHASER": The Person that purchases a Mortgage Loan from the Trust pursuant to Section 2.03 hereof.

        "QUALIFICATION DEFECT": With respect to a Mortgage Loan, (i) a defective document in the Trustee Mortgage Loan File, (ii) the absence of a document in the Trustee Mortgage Loan File, or (iii) the breach of any representation, warranty or covenant with respect to such Mortgage Loan made by a Seller, a Servicer or Saxon, but only if the affected Mortgage Loan would cease to qualify as a "qualified mortgage" for purposes of the REMIC Provisions. With respect to a Regular Interest or a mortgage certificate described in section 860G(a)(3) of the Code, the failure to qualify as a "qualified mortgage" for purposes of the REMIC Provisions.

        "QUALIFIED INSTITUTIONAL BUYER": Any "qualified institutional buyer" as defined in clause (a)(1) of Rule 144A.


        "QUALIFIED SUBSTITUTE MORTGAGE LOAN": A mortgage loan substituted by Saxon or a Seller for a Deleted Mortgage Loan that, on the date of such substitution: (i) has an Unpaid Principal Balance not greater than the Unpaid Principal Balance of the Deleted Mortgage Loan, (ii) has a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) has a Net Rate not less than the Net Rate of the Deleted Mortgage Loan, (iv) has a remaining term to maturity not later than one year prior to the "latest possible maturity date" specified in the Trust Agreement, (v) has a Loan-to-Value Ratio as of the first day of the month in which the substitution occurs equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date (in each case, using the fair market value at origination and after taking into account the Monthly Payment due on such date), and (vi) complies with each applicable representation, warranty, and covenant pertaining to an individual Mortgage Loan set forth in the Trust Agreement, was underwritten on the basis of credit underwriting standards at least as strict as the credit underwriting standards used with respect to the Deleted
Mortgage Loan and, if a Seller is effecting the substitution, complies with each applicable representation, warranty, or covenant pertaining to an individual Mortgage Loan set forth in the related Sales Agreement or Subsequent Sales Agreement; provided, however, that no ARM Loan may be substituted for a Deleted Mortgage Loan unless such Deleted Mortgage Loan is also an ARM Loan and, in addition to meeting the conditions set forth above, the ARM Loan to be substituted, on the date of the substitution: (a) provides for a lowest possible Net Rate that is not lower than the lowest possible Net Rate for the Deleted Mortgage Loan and a highest possible Net Rate that is not lower than the highest possible Net Rate for the Deleted Mortgage Loan, (b) has a Gross Margin that is not less than the Gross Margin of the Deleted Mortgage Loan, (c) has a Periodic Rate Cap not less than the Periodic Rate Cap on the Deleted Mortgage Loan, (d) has a next interest adjustment date that is the same as the next interest adjustment date for the Deleted Mortgage Loan or occurs not more than two months prior to or two months later than the next interest adjustment date for the Deleted Mortgage Loan, (e) does not have a permitted increase or decrease in the Monthly Payment less than the permitted increase or decrease applicable to the Deleted Mortgage Loan and (f) is not convertible to a fixed Mortgage Interest Rate unless the Deleted Mortgage Loan is so convertible. If more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, the amount described in clause (i) of the preceding sentence shall be determined on the basis of aggregate Unpaid Principal Balances, the rates described in clauses (ii) and (iii) of the preceding sentence and clause (a) of the proviso to the preceding sentence shall be determined on the basis of weighted average Mortgage Interest Rates and Net Rates, as the case may be, the Gross Margins described in clause (b) of the proviso to the preceding sentence shall be determined on the basis of weighted average Gross Margins, and the interest adjustment dates described in clause (d) of the proviso to the preceding sentence shall be determined on the basis of weighted average interest adjustment dates. In the case of a Trust for which a REMIC election has been or will be made, a Qualified Substitute Mortgage Loan also shall satisfy the following criteria as of the date of its substitution for a Deleted Mortgage Loan: (A) the Borrower shall not be 59 or more days delinquent in payment on the Qualified Substitute Mortgage Loan, (B) the Trustee Mortgage Loan File for such Mortgage Loan shall not contain any material deficiencies in documentation and shall include an executed Mortgage Note and a recorded Security Instrument; (C) the Loan to Value Ratio of such Mortgage Loan must be 125% or less on the date of origination of such Mortgage Loan or, if any of the terms of such Mortgage Loan were modified other than in connection with a default or imminent default on such Mortgage Loan, on the date of such modification; (D) no property securing such Mortgage Loan may be subject to foreclosure, bankruptcy, or insolvency proceedings; (E) such Mortgage Loan must be secured by a valid lien on the related Mortgaged Premises; and (F) shall otherwise constitute an eligible asset for a REMIC under the REMIC Provisions.

        "RATING AGENCY": Each nationally recognized statistical rating agency specified in the Trust Agreement that, on the Closing Date, rated one or more Classes of Certificates at the request of Saxon.

        "REALIZED INTEREST SHORTFALL": With respect to any Mortgage Loan, the amount by which the interest payable thereon exceeds the net amount recovered (including Insurance Proceeds) in liquidation thereof, after payment of expenses of liquidation and reimbursement of Advances made with respect to such Mortgage Loan.

        "REALIZED LOSS": With respect to any Mortgage Loan, an amount equal to the sum of (i) the amount by which the Unpaid Principal Balance thereof exceeds the net amount recovered in liquidation thereof (after payment of expenses of liquidation and reimbursement of Advances), after payment of accrued interest on such Mortgage Loan and after application of any Insurance Proceeds with respect thereto, and (ii) any other types of principal loss with respect to such Mortgage Loan, including, but not limited to, Mortgagor Bankruptcy Losses, Special Hazard Losses and Fraud Losses.

        "RECORD  DATE":  Unless  otherwise  provided  in the  Trust  Agreement,
(i)  with  respect  to  the  first Distribution  Date,  the  Closing  Date,  and
(ii) with respect to each Distribution Date thereafter, the last Business Day of the month preceding the month in which such Distribution Date occurs.

        "RECORDATION REPORT": A report substantially in the form of Exhibit B attached hereto provided by the Trustee (or the Custodian) pursuant to
Section 2.02 hereof identifying those Mortgage Loans for which a Security Instrument or an Assignment remains unrecorded.

        "REDEEMING PURCHASE": The purchase of all the Regular Certificates issued by the Trust pursuant to Section 9.01 hereof.

        "REDEMPTION ACCOUNT": An escrow account maintained by the Trustee into which any Trust funds not distributed on a Distribution Date on which a Redeeming Purchase is made are deposited. The Redemption Account shall be an Eligible Account.

        "REDEMPTION DATE": The date, if any, specified as such in the Trust Agreement.

        "REGULAR CERTIFICATE": A Certificate that represents a Regular Interest or a combination of Regular Interests.

        "REGULAR INTEREST": An interest in a REMIC that is designated as a "regular interest" in such REMIC for purposes of the REMIC Provisions.

        "REMIC": With respect to a Trust, each "real estate mortgage investment conduit," within the meaning of the REMIC Provisions, relating to such Trust.

        "REMIC PROVISIONS": The provisions of the Code relating to "real estate mortgage investment conduits," which provisions appear at sections 860A through 860G of the Code, related Code provisions, and regulations, announcements and rulings thereunder, as the foregoing may be in effect from time to time.

        "REMITTANCE DATE": The date specified in the Servicing Agreement as the date on which the related Servicer is to make the remittance required by Section 3.01(b) hereof.

        "REMITTANCE REPORT": A report (either a data file or hard copy) that is prepared by the Master Servicer in accordance with Section 4.02 hereof and contains the information specified in Exhibit C attached hereto.

        "RENTS FROM REAL PROPERTY": With respect to any REO Property, gross income of the character described in section 856(d) of the Code and the Treasury regulations thereunder.

        "REO DISPOSITION": The receipt by a Servicer of Insurance Proceeds and other payments and recoveries (including Liquidation Proceeds) which a Servicer recovers from the sale or other disposition of an REO Property.

        "REO PROPERTY": A Mortgaged Premises acquired by a Servicer on behalf of the Certificateholders through foreclosure or deed in lieu of foreclosure, as further described in Section 3.08 hereof.

        "REQUEST FOR RELEASE": A release signed by an Officer of a Servicer in the form attached to the Servicing Agreement as Form 340 of the Guide (or a similar certificate of the Master Servicer containing the same information).

        "RESERVE FUND": Unless otherwise provided in the Trust Agreement, any fund in the Trust Estate other than (i) the Asset Proceeds Account or (ii) any other fund that is expressly excluded from a REMIC.

        "RESIDUAL CERTIFICATE":  A Certificate that represents a Residual
Interest.

        "RESIDUAL INTEREST": An interest in a REMIC that is designated as a "residual interest" in such REMIC for purposes of the REMIC Provisions.

        "RESIDUAL TRANSFEREE AGREEMENT": An agreement substantially in the form of Exhibit G attached hereto.

        "RULE 144A": Rule 144A promulgated by the SEC, as the same may be amended from time to time.

        "RULE 144A AGREEMENT": An agreement substantially in the form of Exhibit D attached hereto.

        "SALES AGREEMENT":  The Sales Agreement identified in the Trust
Agreement.

        "SAXON":  Saxon Asset Securities Company, a Virginia corporation.

        "SCHEDULED PRINCIPAL BALANCE": Unless otherwise provided in the Trust Agreement, with respect to any Mortgage Loan as of any date of determination, the scheduled principal balance thereof as of the Cut-Off Date, increased by the Negative Amortization Amount, if any, with respect thereto, and reduced by (i) the principal portion of all Monthly Payments due on or before such determination date, whether or not paid by the Borrower or advanced by a Servicer, the Master Servicer, the Trustee or an Insurer, (ii) all amounts allocable to unscheduled principal payments received on or before the last day of the Prepayment Period preceding such date of determination, and (iii) without duplication, the amount of any Realized Loss that has occurred with respect to such Mortgage Loan.

        "SEC":  The Securities and Exchange Commission and its successors.

        "SECURITIES ACT":  The Securities Act of 1933, as amended.

        "SECURITY INSTRUMENT": With respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt, security deed, or other instrument creating a first, second, or more junior lien on the Collateral that secures the indebtedness of the Borrower under such Mortgage Loan.

        "SELLER": With respect to each Mortgage Loan, SMI or any other party other than Saxon that executes a Sales Agreement applicable to such Mortgage Loan.

        "SENIOR MORTGAGE LOAN": Any Mortgage Loan with respect to which the related Security Instrument constitutes a lien of first priority on the related Collateral.

        "SERIES":  A group of Certificates issued by the Trust.

        "SERVICER": With respect to each Mortgage Loan, the Person responsible for the servicing thereof in accordance with the Guide.

        "SERVICER COMPENSATION": The Servicing Fee and any additional compensation payable to the Servicer.

        "SERVICING AGREEMENT": Any agreement between a Servicer and SMI or Saxon relating to the servicing of Mortgage Loans which is in form and substance satisfactory to the Master Servicer.

        "SERVICING FEE": Unless otherwise provided in the Trust Agreement, with respect to each Distribution Date and each Mortgage Loan, an amount equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the first day of the preceding Due Period.

        "SERVICING FEE RATE":  The rate specified as such in the Trust
Agreement.

        "SINGLE FAMILY LOAN": A mortgage loan that is secured by a first, second, or more junior lien on a one- to four-family residential property.

        "SMI":  Saxon Mortgage, Inc., a Virginia corporation.

        "SPECIAL HAZARD FUND": A fund consisting of: (i) a surety bond, insurance policy, Letter of Credit, guarantee or other credit instrument issued by an insurance company, surety company, bank, trust company, savings and loan association, financial institution or other Person or (ii) cash, Permitted Investments or a Class of Certificates or portion thereof held by or on behalf of the Trust. The Special Hazard Fund will not be considered an asset of any REMIC but shall be for the benefit of the Certificateholders. The owner of the Special Hazard Fund will be identified in the Trust Agreement and, to the extent provided in the REMIC Provisions, any amounts transferred by a REMIC to such fund shall be treated as amounts distributed by such REMIC to the owner of such fund.

        "SPECIAL HAZARD INSURANCE POLICY": An insurance policy covering a Mortgage Loan against (i) loss by reason of damage to Mortgaged Premises caused by certain hazards not covered by any hazard insurance and (ii) partial loss from damage to the Mortgaged Premises caused by reason of the application of the coinsurance clause contained in any Hazard Insurance policy.

        "SPECIAL HAZARD LOSSES": Losses on Mortgage Loans arising by reason of damage to Mortgaged Premises not covered by hazard insurance, excluding losses caused by war, nuclear reaction, nuclear or atomic weapons, insurrection or normal wear and tear.

        "SPECIAL TAX CONSENT": The written consent of the Holder of a Residual Certificate to any tax (or risk thereof) arising out of a proposed transaction or activity that may be imposed upon such Holder or that may affect adversely the value of such Residual Certificate.

        "SPECIAL TAX OPINION": An Opinion of Counsel that a proposed transaction or activity will not (i) affect adversely the status of any REMIC as a REMIC or of the Regular Interests as the "regular interests" therein under the REMIC Provisions, (ii) affect the payment of interest or principal on the Regular Interests or (iii) result in the encumbrance of the Mortgage Loans by a tax lien.

        "STANDARD TERMS": These Standard Terms, as amended or supplemented from time to time.

        "STATE":  The jurisdiction specified in the Trust Agreement.

        "SUBACCOUNT": With respect to any Double REMIC Series, each subaccount of the Distribution Account that is deemed established by the Paying Agent solely for purposes of the REMIC Provisions pursuant to Section 3.03(a) hereof.

        "SUBSEQUENT CUT-OFF DATE": The time and date specified in a Subsequent Sales Agreement with respect to those Subsequent Mortgage Loans which are acquired by the Trust pursuant to such Subsequent Sales Agreement.

        "SUBSEQUENT MORTGAGE LOANS": Any of the Mortgage Loans listed on a Mortgage Loan Schedule attached to a Subsequent Sales Agreement.

        "SUBSEQUENT SALES AGREEMENT": Each Subsequent Sales Agreement executed by the Master Servicer (on behalf of itself and the Trustee), the Seller and SMI by which Subsequent Mortgage Loans are sold to the Trust in the form attached to the related Trust Agreement.

        "SUBSTITUTION SHORTFALL": The meaning set forth in Section 2.03(h) hereof.

        "TAPRI CERTIFICATE": A certificate signed by the transferor of a Residual Certificate stating whether such Certificate has "tax avoidance potential" as defined in Treasury regulations section 1.860G-3(a)(2).

        "TAX MATTERS PERSON": The Person or Persons designated from time to time under the Trust Agreement to act as the "tax matters person" (within the meaning of the REMIC Provisions) of a REMIC.

        "TITLE INSURANCE POLICY": A title insurance policy insuring the title to Mortgaged Premises for the benefit of the holder of the related Mortgage Note.

        "TRANSFEREE AGREEMENT": An agreement substantially in the form of Exhibit E attached hereto.

        "TREASURY":  The United States Treasury Department.

        "TRUST":  The trust formed pursuant to the Trust Agreement.

        "TRUST AGREEMENT": The Trust Agreement among Saxon, the Master Servicer and the Trustee relating to the issuance of Certificates and into which these Standard Terms are incorporated by reference.

        "TRUST ESTATE": The segregated pool of assets transferred and assigned and to be transferred and assigned to the Trustee for the benefit of the Certificateholders by Saxon pursuant to the conveyance clause of the Trust Agreement.

        "TRUSTEE": The bank or trust company identified as the Trustee in the Trust Agreement.

        "TRUSTEE FEE": Unless otherwise provided in the Trust Agreement, with respect to each Distribution Date and each Mortgage Loan, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the first day of the preceding Due Period.

        "TRUSTEE FEE RATE":  The rate specified as such in the Trust Agreement.

        "TRUSTEE MORTGAGE LOAN FILE": With respect to each Cooperative Loan, the file containing the documents specified in the Trust Agreement. With respect to each Mortgage Loan that is not a Cooperative Loan, unless otherwise specified in the Trust Agreement, the file containing the following documents, together with any other Mortgage Loan Documents held by the Trustee or the Custodian with respect to such Mortgage Loan:

         (a) the original Mortgage Note, endorsed in blank or to the Trustee or the Custodian with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements from the originator and any related power of attorney, surety or guaranty agreement, Note Assumption Rider or buydown agreement;

         (b) the original recorded Security Instrument with evidence of recordation noted thereon or attached thereto, together with any addenda or riders thereto, or a copy of such recorded Security Instrument with such evidence of recordation certified to be true and correct by the appropriate governmental recording office, or, if such original Security Instrument has been submitted for recordation but has not been returned from the applicable public recording office, a photocopy of such Security Instrument certified by an Officer of the Servicer or by the title insurance company providing title insurance in respect of such Security Instrument, the closing/settlement - escrow agent or the closing attorney to be a true and correct copy of the original Security Instrument submitted for recordation;

         (c) each original recorded intervening assignment of the Security Instrument as may be necessary to show a complete chain of title from the originator to the related Servicer, Trustee or Custodian, as applicable, with evidence of recordation noted thereon or attached thereto, or a copy of such assignment with such evidence of recordation certified to be true and correct by the appropriate governmental recording office or, if any such Assignment has been submitted for recordation but has not been returned from the applicable public recording office or is not otherwise available, a copy of such certified by an Officer of the Servicer to be a true and correct copy of the recorded assignment or the assignment submitted for recordation;

         (d) if an assignment of the Security Instrument to the related Servicer has been recorded or sent for recordation, an original assignment of the Security Instrument from such Servicer in blank or to the Trustee or the Custodian in recordable form;


         (e) in the case of a Mortgage Loan that is not identified in the Mortgage Loan Schedule as a Junior Mortgage Loan of the type described below, an original Title Insurance Policy, Certificate of Title Insurance or a written commitment to issue a Title Insurance Policy or Certificate of Title Insurance or a copy of a Title Insurance Policy or Certificate of Title Insurance certified as true and correct by the applicable Insurer and, in the case of a Mortgage Loan identified as a Junior Mortgage Loan with a principal balance of $50,000 or less, a representation of the Seller in the Sales Agreement that (i) the related senior mortgage loan is held by an institutional lender such as a bank, other financial institution or mortgage company and
                (ii) the Seller has determined based on a review of a property profile or title report acceptable to such Seller that the Borrower has valid title to the Mortgaged Premises;

         (f) if indicated on a Schedule to the Trust Agreement or a Subsequent Sales Agreement (or otherwise received by the Trustee or the Custodian), the original or certified copies of each assumption agreement, modification agreement, written assurance or substitution agreement, if any; and

         (g) any other items required by the Rating Agencies as a condition to their provision of written confirmation that the ratings on the rated Certificates will not be downgraded (without regard to any Certificate Guaranty Insurance Policy) or required by the Certificate Insurer.

        "UCC": The Uniform Commercial Code, as in effect in the State from time to time.

        "UNPAID PRINCIPAL BALANCE": With respect to any Mortgage Loan, the outstanding principal balance thereof payable by the Borrower under the terms of the related Mortgage Note.

        "U.S. PERSON":  A Person other than a Non-U.S. Person.

        "VOTING RIGHTS": The portion of the voting rights of all the Certificates that is allocated to any Certificate. Unless otherwise provided in the Trust Agreement, (i) if any Class of Certificates does not have a Certificate Principal Balance or has an initial Certificate Principal Balance that is less than or equal to 1% of the aggregate Certificate Principal Balance of all the Certificates, then 1% of the Voting Rights shall be allocated to each Class of such Certificates and the balance of the Voting Rights shall be allocated among the remaining Classes of Certificates in proportion to their respective Certificate Principal Balances following the most recent Distribution Date, and (ii) if no Class of Certificates has an initial Certificate Principal Balance that is less than 1% of the aggregate Certificate Principal Balance of all the Certificates, then all the Voting Rights shall be allocated among all the Classes of Certificates in proportion to their respective Certificate Principal Balances following the most recent Distribution Date. Voting Rights allocated to each Class of Certificates shall be allocated in proportion to the respective Percentage Interests of the Holders thereof.

        "WITHHOLDING AGENT": The Paying Agent or any other person who is liable to withhold federal income tax from a distribution on a Residual Certificate under section 1441 or 1442 of the Code and the Treasury regulations thereunder.

        SECTION 1.02.  SECTION REFERENCES; CALCULATIONS; RATINGS; CONSENTS

         (a) Unless otherwise specified herein, all references in these Standard Terms to sections shall mean sections contained in these Standard Terms.

         (b) Unless otherwise provided in the Trust Agreement, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

         (c) Unless otherwise provided in the Trust Agreement, all references herein to any long-term rating category of a Rating Agency shall mean such rating category without regard to any plus or minus or numerical designation.

         (d) Whenever the consent of any Person is required hereunder, such Person shall not be entitled to withhold its consent unreasonably.

        SECTION 1.03.  CERTAIN MATTERS RELATING TO ANY CERTIFICATE INSURANCE
POLICY

         (a) The Trustee shall surrender any Certificate Insurance Policy to the Certificate Insurer for cancellation upon termination of the Trust pursuant to the applicable provisions of the Trust Agreement.

         (b)    Saxon makes the  representations  and warranties set forth in
Section 2.04 and the Master Servicer makes the representations and warranties set forth in Section 2.05 to the Certificate Insurer.

         (c) All notices, statements, reports, certificates or opinions required by the Trust Agreement to be sent to any party hereto or to any of the Certificateholders shall also be sent to the Certificate Insurer. Any such opinions shall be given by counsel reasonably acceptable to the Certificate Insurer. The Trust and the Trustee shall make available to the Certificate Insurer their books and records, during normal business hours, for the purpose of copying and inspecting any information about the Certificates, the Trust Estate or the Certificateholders.

         (d) The Certificate Insurer shall be entitled to indemnification pursuant to Section 5.05 and 6.01 hereof and to security or indemnity pursuant to Section 5.06 hereof to the same extent as the parties named in those Sections.

         (e)    Unless a Certificate Insurer Default exists and is continuing:

                  (i) The Certificate Insurer shall be entitled to exercise the Voting Rights, other than with respect to amendments to the Trust Agreement pursuant to Section 11.01 hereof requiring the consent of Certificateholders, of any Class of the Certificates which are covered by a Certificate Guaranty Insurance Policy issued by such Certificate Insurer and the Certificateholders may not exercise such rights without the prior written consent of the Certificate Insurer.

                  (ii) the Certificate Insurer shall have the right to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Trust Agreement if it previously shall have given the Trustee a written notice of default and of the continuance thereof and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding;

                  (iii) the Certificate Insurer's prior written consent will be required (A) to remove any Trustee, Custodian, Master Servicer or Servicer, (B) to appoint any successor Trustee, Custodian, Master Servicer or Servicer or (C) to amend the Agreement or the Guide;

                  (iv) the Certificate Insurer may give notice to the Master Servicer and the Trustee with respect to Events of Default and may direct the Trustee to give any notice pursuant to Section 7.02(a) hereof or to exercise any right to remove any Trustee, Custodian, Master Servicer or Servicer;

                  (v) the Trustee shall not exercise the right, without the prior written consent of the Certificate Insurer (A) to consent to the resignation of the Master Servicer pursuant to Section 6.04 hereof or any assignment or delegation of duties pursuant to
         Section 6.06 hereof; (B) consent to the resignation of the Servicer pursuant to the Servicing Agreement; (B) to undertake any litigation pursuant to the Agreement; (C) to exercise any of the remedies set forth in Section 7.01 or Section 7.02 hereof; or (v) to agree to any amendment to any Sales Agreement (or the transfer or assignment thereof), any Servicing Agreement or the Custody Agreement; and

                  (vi) the Trustee shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests hereunder or under the Trust Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein or under the Trust Agreement.

         (f) Whenever reference is made in these Standard Terms, the Trust Agreement or the Certificates to "on behalf of the Certificateholders (and for the exclusive use and benefit of all present and future Certificateholders)", "the benefit of the Certificateholders", or "for the benefit of the Certificateholders", such references shall be deemed to include the Certificate Insurer, and references to "the interest of the Trust", "an adverse effect on the Certificateholders or the Trust" or "the interests of the Certificateholders" shall be deemed to include the Certificate Insurer.

         (g) This Section 1.03 and references to Certificate Insurer in the Standard Terms shall be deemed to be deleted with respect to any Trust Agreement if a Certificate Guaranty Insurance Policy is not issued with respect to one or more Classes of Certificates issued pursuant thereto.

                                   ARTICLE II
                               MORTGAGE LOAN FILES

        SECTION 2.01.  MORTGAGE LOAN FILES

        (a) Pursuant to the Trust Agreement, Saxon has sold to the Trustee, for the benefit of the Certificateholders without recourse all the right, title and interest of Saxon in and to the Initial Mortgage Loans, any and all rights, privileges and benefits accruing to Saxon under the Sales Agreement and Servicing Agreement with respect to the Initial Mortgage Loans (except, in the case of the Sales Agreement, any rights of Saxon to fees and indemnification by the Seller under such Agreement), including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such agreements, and all other agreements and assets included or to be included in the Trust for the benefit of the Certificateholders as set forth in the conveyance clause of the Trust Agreement. Such sale includes all Saxon's rights to Monthly Payments on the Initial Mortgage Loans due after the Cut-Off Date, and all other payments of principal (and interest) made on or after the Cut-Off Date that are reflected in the initial aggregate Certificate Principal Balance of the Certificates issued pursuant to the Trust Agreement (other than amounts deposited in a Pre-Funding Account).

        In connection with such sale, Saxon shall deliver, or cause to be delivered, to the Trustee or the Custodian on or before the Closing Date, a Trustee Mortgage Loan File with respect to each Initial Mortgage Loan. If any Security Instrument or assignment of a Security Instrument to the related Servicer, the Trustee, or the Custodian, as applicable, or any intervening assignment is in the process of being recorded on the Closing Date, Saxon shall cause each such original recorded document, or a certified copy thereof, to be delivered to the Custodian promptly following its recordation. Saxon also shall cause to be delivered to the Custodian any other original Mortgage Loan Documents to be included in the Trustee Mortgage Loan File if a copy thereof initially was delivered.

        Saxon has delivered or caused to be delivered to each Servicer, on or before the Closing Date, a Servicer File with respect to each Initial Mortgage Loan serviced by such Servicer. All such documents shall be held by such Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

        (b) Pursuant to the Trust Agreement, Saxon may sell to the Trustee, for the benefit of the Certificateholders without recourse all the right, title and interest of Saxon in and to the Subsequent Mortgage Loans, any and all rights, privileges and benefits accruing to Saxon under the Subsequent Sales Agreements and the Servicing Agreement with respect to the Mortgage Loans (except, in the case of the Subsequent Sales Agreement, any rights of Saxon to fees and indemnification by the Seller under such Agreement), including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such agreements, and all other agreements and assets included or to be included in the Trust for the benefit of the Certificateholders as set forth in the conveyance clause of the Trust Agreement. Any such sale shall include all Saxon's rights to Monthly Payments on the Subsequent Mortgage Loans due after the applicable Subsequent Cut-Off Date, and all other payments of principal (and interest) made on or after the applicable Subsequent Cut-Off Date that are reflected in the purchase price therefor.

        In connection with any such sale, Saxon shall deliver, or cause to be delivered, to the Trustee or the Custodian on or before the applicable Subsequent Sales Date, a Trustee Mortgage Loan File with respect to each Mortgage Loan. If any Security Instrument or assignment of a Security Instrument to the related Servicer, the Trustee, or the Custodian, as applicable, or any intervening assignment is in the process of being recorded on the applicable Subsequent Sales Date, Saxon shall cause each such original recorded document, or a certified copy thereof, to be delivered to the Custodian promptly following its recordation. Saxon also shall cause to be delivered to the Custodian any other original Mortgage Loan Documents to be included in the Trustee Mortgage Loan File if a copy thereof initially was delivered.

        Saxon will deliver or cause to be delivered to each Servicer, on or before the applicable Subsequent Sales Date, a Servicer File with respect to each Mortgage Loan serviced by such Servicer. All such documents shall be held by such Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

        SECTION 2.02.  ACCEPTANCE BY THE TRUSTEE

        (a) By its execution of the Trust Agreement, each of the Trustee and the Custodian acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to each Mortgage Loan and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee represents and warrants that (i) it acquired the Initial Mortgage Loans, and will acquire Subsequent Mortgage Loans, on behalf of the Trust from Saxon in good faith, for value and without actual notice or actual knowledge of any adverse claim, lien, charge, encumbrance or security interest (including, but not limited to, federal tax liens or liens arising under ERISA) (it being understood that the Trustee has not undertaken, and will not undertake, searches (lien records or otherwise) of any public records), (ii) except as permitted in the Trust Agreement, it has not and will not, in any capacity, assert any claim or interest in the Mortgage Loans and will hold (or its agent will hold) such Mortgage Loans and the proceeds thereof in trust pursuant to the terms of the Trust Agreement and
(iii) it has not encumbered or transferred its right, title or interest in the Mortgage Loans.

        (b) The Custodian shall deliver to Saxon, the Trustee and the Master Servicer, on the Closing Date with respect to the Initial Mortgage Loans and on each Subsequent Sale Date with respect to the related Subsequent Mortgage Loans, an Initial Certification certifying that, except as specifically noted on a schedule of exceptions thereto and subject to its review as herein provided, it is in possession of a Trustee Mortgage Loan File for each such Mortgage Loan that includes each of the documents required to be included therein. Before delivering the Initial Certification, the Custodian shall have examined each Trustee Mortgage Loan File to confirm that (except as specifically noted on a schedule of exceptions thereto):

               (i)     except for the  endorsement  required  pursuant to clause
        (a) of the definition of Trustee Mortgage Loan File, the Mortgage Note, on the face or the reverse side thereof, does not contain evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

               (ii) the Mortgage Note bears an endorsement (which appears to be an original) as required pursuant to clause (a) of the definition of Trustee Mortgage Loan File;

               (iii) all documents required to be contained in the Trustee Mortgage Loan File are in its possession or in the possession of a Custodian on its behalf;

               (iv) such documents have been reviewed by it, or by a Custodian on its behalf, and appear regular on their face and relate to such Mortgage Loan; and

               (v) based on its examination, or the examination by a Custodian on its behalf, and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Trustee Mortgage Loan File.

        It is understood that, before delivering the Initial Certification, the Custodian shall examine the Mortgage Loan Documents to confirm that:

               (A) each Mortgage Note and Security Instrument bears a signature or signatures that appear to be original and that purport to be that of the Person or Persons named as the maker and mortgagor/trustor or, if photocopies are permitted under the definition of Trustee Mortgage Loan File, that such copies bear a reproduction of such signature or signatures;

               (B)     except for the  endorsement  required  pursuant to clause
(a) of the definition of Trustee Mortgage Loan File, neither the Security Instrument nor any assignment, on the face or the reverse side thereof, contains evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

               (C) the principal amount of the indebtedness secured by the Security Instrument is identical to the original principal amount of the Mortgage Note;

               (D) the assignment of the Security Instrument from the Seller is in the form required pursuant to clause (c) of the definition of Trustee Mortgage Loan File and bears a signature or signatures that appear to be original and that purport to be that of the Seller and any other necessary party or, if photocopies are permitted under the definition of Trustee Mortgage Loan File, that such copies bear a reproduction of such signature or signatures;

               (E) if intervening assignments are to be included in the Trustee Mortgage Loan File, each such intervening assignment bears a signature or signatures that appear to be original and that purport to be that of the Mortgagee and/or the assignee (and any other necessary party) or, if photocopies are permitted under the definition of Trustee Mortgage Loan File, that such copies bear a reproduction of such signature or signatures;

               (F) if either a Title Insurance Policy, a Certificate of Title Insurance or a written commitment to issue a Title Insurance
Policy is delivered, the address of the real property set forth in such policy, report or written commitment is substantially identical to the address of the real property contained in the Security Instrument; and

               (G) if a Title Insurance Policy or Certificate of Title Insurance is delivered with respect to a Mortgage Loan, such policy or certificate: (i) is for an amount not less than the original principal amount of the related Mortgage Note and (ii) insures (x) in the case of a Senior Mortgage Loan, that the Security Instrument constitutes a valid first lien, senior in priority to all other related deeds of trust, mortgages, deeds to secure debt, financing statements and security agreements and to any related mechanic's liens, judgment liens or writs of attachment and (y) in the case of a Junior Mortgage Loan, that the Security
Instrument constitutes a valid second or more junior lien, senior in priority to any related mechanic's liens, judgment liens or writs of attachment but subordinate in priority to certain related deeds of trust, mortgages, deeds to secure debt, financing statements and security agreements with respect to the related Collateral of higher priority (or, if a written commitment to issue a Title Insurance Policy is delivered with respect to a Mortgage Loan, such written commitment obligates the insurer to issue such policy for an amount not less than the original principal amount of the related Mortgage Note).

        (c) Prior to the first anniversary of the Closing Date, the Custodian shall deliver to Saxon and the Master Servicer a Final Certification evidencing the completeness of the Trustee Mortgage Loan File for each Mortgage Loan, with any applicable exceptions noted on such certification.

        (d) In delivering each of the certifications required above, the Custodian shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereon are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or that any document that appears to be an original is in fact an original or
(ii) to determine whether any Trustee Mortgage Loan File should include any power of attorney, surety or guaranty agreement, note assumption rider, buydown agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

        (e) On or before the fifth Business Day of each third month, commencing the fourth month following the month in which the Closing Date occurs, the Custodian shall deliver to the Seller a Recordation Report, dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received (i) an original recorded Security Instrument or a copy thereof certified to be true and correct by the public recording office in possession of such Security Instrument, (ii) an original recorded assignment of the Security Instrument to the related Servicer, the Trustee or the Custodian, as applicable, and any required intervening assignments or copies thereof, in each case, certified to be a true and correct copy by the public recording office in possession of such assignment, or (iii) if an assignment of the Security Instrument to the related Servicer has been recorded or sent for recordation, an original assignment of the Security Instrument from such Servicer in blank or to the Trustee or the Custodian in recordable form.

        (f) The Trustee may, in accordance with Section 8.11 hereof, appoint one or more Custodians to hold the Trustee Mortgage Loan Files on its behalf and to review the Trustee Mortgage Loan Files as provided in this
Section 2.02. Saxon shall, upon notice of the appointment of a Custodian, deliver or cause to be delivered all documents to such Custodian that would otherwise be delivered to the Trustee. In such event, the Trustee shall obtain from each such Custodian will deliver, within the specified times, the Initial Certifications, Final Certifications, and Recordation Reports with respect to the Mortgage Loans held and reviewed by such Custodian to Saxon and the Master Servicer in satisfaction of the Trustee's obligation to prepare such certifications and reports. The Trustee shall notify the Custodian of any notices delivered to the Trustee with respect to the Trustee Mortgage Loan Files held by the Custodian.

        SECTION 2.03. PURCHASE OR SUBSTITUTION OF MORTGAGE LOANS BY A SELLER, A SERVICER OR SAXON

        (a) SELLER BREACH. Upon discovery or notice of any defective document in a Trustee Mortgage Loan File or of any breach by a Seller of any of its representations, warranties or covenants under a Sales Agreement, which defect or breach materially and adversely affects the value of any Mortgage Loan or the interest of the Trust therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of such Mortgage Loan or the interest of the Trust therein if the Trust incurs a loss as a result of such defect or breach), the Custodian or the Trustee shall promptly notify the Master Servicer of such defect or breach and direct the Master Servicer to request that the Seller of such Mortgage Loan cure such defect or breach and, if such Seller does not cure such defect or breach in all material respects within 60 days from the date on which it is notified of such defect or breach, to enforce such Seller's obligation under the Sales Agreement to purchase such Mortgage Loan from the Trustee. In lieu of purchasing any such Mortgage Loan as provided above, if so provided in the Sales Agreement, the Seller may cause such Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more
Qualified   Substitute   Mortgage  Loans  in  the  manner  and  subject  to  the
limitations set forth in Section 2.03(h) hereof. Notwithstanding the foregoing, if such defect or breach is or results in a Qualification Defect, such cure, purchase or substitution must take place within 75 days of the Defect Discovery Date. It is understood and agreed that enforcement of the obligation of the Seller to cure, purchase or substitute for any Mortgage Loan as to which a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such defect or breach available to the Trustee on behalf of the Certificateholders; provided, however, that such provision shall not limit the indemnification provisions of Section 8.05 hereof or of any Sales Agreement.

         (b) SERVICER BREACH. In addition to taking any action required pursuant to Section 7.01, upon discovery or notice of any breach by a Servicer of any representation, warranty or covenant under the Servicing Agreement which materially and adversely affects the value of any Mortgage Loan or the interest of the Trust therein (it being understood that any such breach shall be deemed to have materially and adversely affected the value of such Mortgage Loan or the interest of the Trust therein if the Trust incurs a loss as a result of such breach), the Trustee shall promptly notify the Master Servicer of such breach and direct the Master Servicer to request that the Servicer of such Mortgage Loan cure such breach and, if such Servicer does not cure such breach in all material respects within 60 days from the date on which it is notified of such breach, to enforce the obligation of such Servicer under the Servicing Agreement to purchase such Mortgage Loan from the Trustee. Notwithstanding the foregoing, if such breach results in a Qualification Defect, such cure or purchase must take place within 75 days of the Defect Discovery Date.

        If a Seller has breached a representation or warranty under a Sales Agreement that is substantially identical to a representation or warranty breached by a Servicer, the Master Servicer shall first proceed against such Seller. If such Seller does not, within 60 days after notification of the breach, take steps to cure such breach or purchase or substitute for the Mortgage Loan, the Master Servicer shall enforce the obligation of such Servicer under the Servicing Agreement to cure such breach or purchase the Mortgage Loan from the Trust as provided in this Section 2.03(b).

        Except as specifically set forth herein, the Trustee shall have no responsibility to enforce any provision of the Sales Agreement or Servicing Agreements assigned to it hereunder, to oversee compliance therewith, or to take notice of any breach or default thereunder. No successor servicer shall have any obligation to repurchase a Mortgage Loan except to the extent specifically set forth in the Servicing Agreement signed by such successor servicer.

        (c) SAXON BREACH. Within 90 days of the earlier of discovery or receipt of notice by Saxon of the breach of any of its representations or warranties set forth in Section 2.04 hereof with respect to any Mortgage Loan, which breach materially and adversely affects the value of such Mortgage Loan or the interest of the Trust therein (it being understood that any such breach shall be deemed to have materially and adversely affected the value of such Mortgage Loan or the interest of the Trust therein if the Trust incurs a loss as a result of such breach), Saxon shall (i) cure such breach in all material respects, (ii) purchase such Mortgage Loan from the Trustee, or (iii) remove such Mortgage Loan from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(h) hereof. Notwithstanding the foregoing, if such breach results in a Qualification Defect, such cure, purchase or substitution must take place within 75 days of the Defect Discovery Date.

        (d) ASSIGNMENT FAILURE. If an Assignment of a Security Instrument to the related Servicer, the Trustee, or the Custodian, as applicable, as required pursuant to the definition of Trustee Mortgage Loan File has not been recorded within one year of the Closing Date, the Master Servicer shall enforce the related Servicer's obligation set forth in the related Servicing Agreement either to (i) purchase the related Mortgage Loan from the Trustee on behalf of the Certificateholders or (ii) if there have been no defaults in the Monthly Payments on such Mortgage Loan, deposit an amount equal to the Purchase Price of such Mortgage Loan into an escrow account maintained by the Paying Agent (which account shall not be an asset of the Trust or any REMIC) as required by the related Servicing Agreement. Any such amounts deposited to an escrow account, plus any earnings thereon, shall
(i) be released to the related Servicer upon receipt by the Trustee of satisfactory evidence that an Assignment has been recorded in the name of such Servicer, the Trustee, or the Custodian, as applicable, as required pursuant to the definition of Trustee Mortgage Loan File (and, if the Assignment has been recorded in the name of the Servicer, satisfactory evidence that an original Assignment from such Servicer in blank or to the Trustee or the Custodian in recordable form has been deposited into the Trustee Mortgage Loan File) or (ii) be applied to purchase the related Mortgage Loan if the Master Servicer notifies the Trustee that there has been a default thereon. Any amounts in the escrow account may be invested in Permitted Investments at the written direction of the Master Servicer.

        (e) CONVERTED MORTGAGE LOANS. Upon receipt of written notice from the Servicer of the conversion of any ARM Loan to a Converted Mortgage Loan, the Master Servicer shall enforce the Servicer's obligation, if any, set forth in the Servicing Agreement or the Seller's obligation, if any, set forth in the Sales Agreement to purchase such Converted Mortgage Loan from the Trustee. If the Servicer or the Seller defaults upon its obligation to purchase any Converted Mortgage Loan, and such default remains unremedied for a period of five Business Days after written notice of such default shall have been given by the Master Servicer to the Servicer or the Seller, as applicable, then the Master Servicer shall use its best efforts to cause such Converted Mortgage Loan to be sold for settlement on the last day of any month to any Person which the Master Servicer may in its sole discretion select. The Master Servicer shall not cause a Converted Mortgage Loan to be sold or otherwise transferred to a Person other than the Servicer or the Seller (or any other Person who has a preexisting obligation to purchase such Mortgage Loan) unless (i) upon such sale or other transfer the Trust would receive a net amount at least equal to the Purchase Price and (ii) if the Purchase Price exceeds the Basis Limit Amount, the Master Servicer receives an Opinion of Counsel (which Opinion of Counsel will not be an expense of the Master Servicer or the Trustee) that such sale or other transfer will not result in the imposition of a "prohibited transaction" tax (as such term is defined in the Code) on the related REMIC or jeopardize its status as a REMIC. Any such Converted Mortgage Loan which is not purchased by the Servicer or the Seller and which the Master Servicer is unable to sell shall remain in the Trust.

        (f) DELINQUENT MORTGAGE LOANS. Saxon may, but is not obligated to, purchase any Mortgage Loan that is delinquent in payment by 90 days or more for a price equal to the greater of the Purchase Price for such Mortgage Loan or the fair market value thereof at the time of purchase.

        (g) PURCHASE PRICE. Unless otherwise provided in the Trust Agreement, the purchase of any Mortgage Loan from the Trust pursuant to this
Section 2.03 shall be effected for the related Purchase Price. If the Purchaser is a Servicer, the Purchase Price shall be deposited into its Servicer Custodial Account. If the Purchaser is other than the Servicer, the Purchase Price shall be deposited into the Master Servicer Custodial Account. Within five Business Days of its receipt of such funds or certification by the Master Servicer that such funds have been deposited in the appropriate Servicer Custodial Account or in the Master Servicer
Custodial Account, the Trustee shall release or cause to be released to the Purchaser the related Trustee Mortgage Loan File and the related Servicer File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, in form as presented by the Purchaser and satisfactory to the Trustee, as shall be necessary to vest in the Purchaser title to any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Trustee Mortgage Loan File or Servicer File. The Master Servicer shall use its best efforts to cause the Servicer of any Deleted Mortgage Loan to release to the Purchaser the Servicer File relating thereto.

        (h) SUBSTITUTION. Unless otherwise provided in the Trust Agreement, the right to substitute a Qualified Substitute Mortgage Loan for any Deleted Mortgage Loan that is an asset of the Trust shall be limited to
(i) in the case of substitutions pursuant to Section 2.03(a) or 2.03(c) hereof, the one-year period beginning on the Closing Date and (ii) in the case of any other substitution, the three-month period beginning on the Closing Date.

        As to any Deleted Mortgage Loan for which Saxon or a Seller substitutes one or more Qualified Substitute Mortgage Loans, Saxon or the Seller, as the case may be, shall effect such substitution by delivering to the Custodian for each such Qualified Substitute Mortgage Loan the related Mortgage Note, the related Security Instrument, the related Assignment(s), and such other documents and agreements, with all necessary endorsements thereon, as are required to be included in the Trustee Mortgage Loan File pursuant to Sections 1.01 and 2.01 hereof, together with a certificate of an Officer of Saxon to the effect that each such Qualified Substitute Mortgage Loan complies with the terms of the Trust Agreement and notify the Master Servicer and the Trustee in writing of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust and will be retained by Saxon or the Seller, as the case may be. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the first day of the month in which the substitution occurs, and Saxon or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of the Trust Agreement and the substitution of each such Qualified Substitute Mortgage Loan. Each Qualified Substitute Mortgage Loan shall be subject, as of the date of its substitution, to the terms of the Trust Agreement in all respects (including the representations and warranties of Saxon with respect to the Mortgage Loans set forth in the Trust Agreement). In addition, in the case of any substitution effected by a Seller, each Qualified Substitute Mortgage Loan shall be subject, as of the date of its substitution, to the terms of the related Sales Agreement (including the representations and warranties of the Seller with respect to the Mortgage Loans set forth in the Sales Agreement). The Trustee shall, within five Business Days of its receipt of the documents referred to above, effect the conveyance of such Deleted Mortgage Loan to Saxon or the Seller, as the case may be, in accordance with the procedures specified above.

        For any month in which Saxon or a Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer shall determine and notify the Trustee in writing of the amount, if any, by which the aggregate Unpaid Principal Balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Unpaid Principal Balance of all such Deleted Mortgage Loans (after application of Monthly Payments due in the month of substitution) (the "Substitution Shortfall"). On the date of such substitution, Saxon or the Seller, as the case may be, shall deliver or cause to be delivered to the Paying Agent, for deposit into the Asset Proceeds Account, an amount equal to the Substitution Shortfall.

        (i) DETERMINATION OF PURCHASE PRICE. The Master Servicer shall be responsible for determining the Purchase Price of any Mortgage Loan for purposes of this Section 2.03 and, where appropriate, the Basis Limit Amount for any Converted Mortgage Loan that is sold by the Trust, and shall at the time of any purchase or escrow of funds pursuant to this Section 2.03 certify such amounts to the Trustee. If the Master Servicer shall certify to the Trustee in writing that there is a miscalculation of the amount to be paid to the Trust, the Trustee shall, from moneys in the Asset Proceeds Account, return any overpayment that the Trust received as a result of such miscalculation to the applicable Purchaser upon the discovery of such overpayment, and the Master Servicer shall collect from the applicable Purchaser for payment to the Trustee any underpayment that resulted from such miscalculation upon the discovery of such underpayment. Recovery may be made either directly or by set-off of all or any part of such underpayment against amounts owed by the Trust to such Purchaser.

        (j) QUALIFICATION DEFECT. If (i) any Person required to cure, purchase or substitute for a Mortgage Loan affected by a Qualification Defect under the terms of the Trust Agreement or a separate agreement fails to perform within the earlier of (A) 75 days of the Defect Discovery Date or
(B) the time limit set forth in the Trust Agreement or such separate agreement or (ii) no Person is obligated to cure, purchase or substitute for a Mortgage Loan affected by a Qualification Defect, the Trustee shall dispose of such Mortgage Loan in such manner and for such price as the Master Servicer notifies the Trustee in writing are appropriate, provided that the removal of such Mortgage Loan occurs on or before the 90th day from the Defect Discovery Date. It is the express intent of the parties that a Mortgage Loan affected by a Qualification Defect be removed from the Trust before the 90th day from the Defect Discovery Date so that the related REMIC(s) will continue to qualify as a REMIC(s). Accordingly, the Trustee is not required to sell an affected Mortgage Loan for its fair market value nor shall the Trustee be required to make up any shortfall resulting from the sale of such Mortgage Loan. The Person failing to cure, purchase, or substitute for a Mortgage Loan as required under the terms of the Trust Agreement shall be liable to the Trust for (i) any difference between (A) the Unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate to the date of disposition and (B) the net amount received by the Trustee from the disposition (after the payment of related expenses),
(ii) interest on such difference at the related Mortgage Interest Rate from the date of disposition to the date of payment and (iii) any legal and other expenses incurred by or on behalf of the Trust in seeking such payments. The Master Servicer shall pursue the legal remedies of the Trust relating to this
Section 2.03(j) on the Trust's behalf, and the Trust shall reimburse the Master Servicer for any legal or other expenses of the Master Servicer related to such pursuit not recovered from the Person that failed to cure, purchase, or substitute for a Mortgage Loan as required under the terms of the Trust Agreement.

        (k) Any Person required under this Section 2.03 to give notice or to make a request of another Person to give notice shall give such notice or make such request promptly.

        SECTION 2.04.  REPRESENTATIONS AND WARRANTIES OF SAXON

        Saxon hereby represents and warrants to the Trustee and the Master Servicer that as of the Closing Date or as of such other date specifically provided herein:

               (a) Saxon has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the Commonwealth of Virginia with full power and authority (corporate and other) to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under the Trust Agreement, and has duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases any material properties, except where the failure so to qualify would not have a material adverse effect on Saxon;

               (b) The Trust Agreement, assuming due authorization, execution and delivery by the Trustee and the Master Servicer, constitutes a legal, valid and binding agreement of Saxon, enforceable against Saxon in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

               (c) Neither the execution and delivery by Saxon of the Trust Agreement, nor the consummation by Saxon of the transactions therein contemplated, nor compliance by Saxon with the provisions thereof, will
        (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of incorporation or by-laws of Saxon or any law, governmental rule or regulation or any judgment, decree or order binding on Saxon or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which Saxon is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument;

               (d) There are no actions, suits or proceedings against, or investigations of, Saxon pending, or, to the knowledge of Saxon, threatened, before any court, administrative agency or other tribunal
        (i) asserting the invalidity of the Trust Agreement or (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Trust Agreement;

               (e) As of the Closing Date with respect to each Initial Mortgage Loan and as of each Subsequent Sale Date with respect to each related Subsequent Mortgage Loan:

                       (i) The information set forth in the related Mortgage Loan Schedule with respect to such Mortgage Loan is true and correct in all material respects at the date or dates with respect to which such information is furnished;

                       (ii) Saxon either is (i) the owner of such Mortgage Loan or (ii) the holder of a first, second, or more junior (as applicable) priority perfected security interest in the Collateral securing such Mortgage Loan subject, in the case of any Junior Mortgage Loan, to any lien on the related Collateral that is senior in priority to the lien represented by such loan, and subject, in the case of any Mortgage Loan, to any exceptions of title set forth in the title insurance policy with respect to such loan that are generally acceptable to home equity mortgage lending institutions and such other exceptions to which similar properties commonly are subject, provided such exceptions do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by the related Collateral;

                       (iii) Saxon has acquired its ownership of, or security interest in, such Mortgage Loan in good faith without notice of any adverse claim;

                       (iv) Saxon has not assigned any interest or participation in such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released); and

               (e) Saxon has full right to sell the Trust Estate to the Trustee.

        It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Trustee Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by Saxon, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interest of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties to the Trust Agreement. It is understood and agreed that the obligations of Saxon set forth in Section 2.03(c) to cure, repurchase or substitute for a Mortgage Loan constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this
Section 2.04. It is further understood and agreed that Saxon shall be deemed not to have made the representations and warranties in this Section 2.04 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 2.04, by any Servicer in the related Servicing Agreement assigned to the Trustee or any Seller in the related Sales Agreement assigned to the Trustee.

        SECTION 2.05.  REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER

        The Master Servicer hereby represents and warrants to the Trustee that as of the Closing Date or as of such other date specifically provided herein:

               (a) The Master Servicer has been duly incorporated and is validly existing as a bank or a corporation and in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate and other) to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under the Trust Agreement, and has duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases any material properties or conducts any material business or in which the performance of its duties under the Trust Agreement would require such qualification, except where the failure so to qualify would not have a material adverse effect on the performance of its obligations under the Trust Agreement;

               (b) The Trust Agreement, assuming due authorization, execution and delivery by Saxon and the Trustee, constitutes a legal, valid and binding agreement of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, conservatorship, receivership, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

               (c)     Neither the execution and delivery by the Master
        Servicer of the Trust Agreement, nor the consummation by the Master Servicer of the transactions therein contemplated, nor compliance by the Master Servicer with the provisions thereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of association or incorporation (or corresponding charter document) or by-laws of the Master Servicer or any law, governmental rule or regulation or any judgment, decree or order binding on the Master Servicer or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Master Servicer is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

               (d) There are no actions, suits or proceedings against, or investigations of, the Master Servicer pending, or, to the
        knowledge  of  the  Master  Servicer,   threatened,   before  any
        court, administrative agency or other tribunal which would prohibit the Master Servicer from entering into the Trust Agreement or performing its obligations under the Trust Agreement; and

               (e) If the Master Servicer is not a national banking association, the Master Servicer maintains a Master Servicer Errors and Omissions Policy and a Master Servicer Fidelity Bond which cover the Master Servicer's performance under the Trust Agreement, and such policy and bond are in full force and effect.

        Upon the discovery by Saxon, the Master Servicer or the Trustee of a breach of any of the foregoing representations or warranties which materially and adversely affects the interest of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties to the Trust Agreement.

                                   ARTICLE III
                           ADMINISTRATION OF THE TRUST

        SECTION 3.01.  MASTER SERVICER CUSTODIAL ACCOUNT

        (a) ESTABLISHMENT. The Master Servicer shall establish a Master Servicer Custodial Account into which the Master Servicer shall deposit payments, collections and Advances with respect to the Mortgage Loans until such amounts are transferred to the Asset Proceeds Account as provided herein. The Master Servicer may elect to use a single Master Servicer Custodial Account for more than one Series of Certificates (and for more than one group of Mortgage Loans if the Mortgage Loans for a Series of Certificates are to be held in separate groups), but shall maintain separate accounting records for each Series of Certificates (and for each group of Mortgage Loans with respect to a Series of Certificates). Each Master Servicer Custodial Account shall be an Eligible Account and shall reflect the custodial nature of the account and that all funds in such account (except interest earned thereon) are held in trust for the benefit of the Trustee. Unless otherwise provided in the Trust Agreement, the owner of the Master Servicer Custodial Account shall be the Master Servicer. To the extent provided in the REMIC Provisions or proposed temporary or final regulations, any amounts transferred by a REMIC to the Master Servicer Custodial Account shall be treated as amounts distributed by such REMIC to the Master Servicer. The Master Servicer Custodial Account shall not be considered an asset of the Trust or any REMIC. The Master Servicer shall notify the Trustee of the location and account number of such Master Servicer Custodial Account and of any changes in the location or account number of such account.

        (b) DEPOSITS. On each Remittance Date, the Servicer shall withdraw from the Servicer Custodial Account maintained by each Servicer and deposit into the Master Servicer Custodial Account an amount with respect to each Mortgage Loan serviced by such Servicer equal to the sum of the following:

               (i) all Monthly Payments received by such Servicer during the preceding Due Period, whether paid by the Borrower or advanced by such Servicer, minus the Servicing Fee due such Servicer to the extent paid by the Borrower after the payment of Month-End Interest;

               (ii) all Monthly Payments made by the Borrower after their Due Date that were not paid or advanced pursuant to Section 3.01(b)(i) hereof;

               (iii) all other payments (other than late charges, conversion fees and similar charges and fees retained by such Servicer pursuant to the Servicing Agreement) received by such Servicer in connection with any unscheduled principal payments or recoveries on such Mortgage Loan during the preceding Prepayment Period, including Liquidation Proceeds and Insurance Proceeds, together with any interest thereon paid by or for the account of the Borrower minus the sum of (A) expenses associated with such recovery, (B) any Advances on such Mortgage Loan paid by such Servicer and (C) the Servicing Fee allocable thereto; and

               (iv) the Purchase Price of such Mortgage Loan if such Mortgage Loan was purchased by the Servicer from the Trust during the preceding Prepayment Period.

        (c) WITHDRAWALS. On each Business Day, the Master Servicer may withdraw from the appropriate Master Servicer Custodial Account (to the extent the funds therein are not invested) any Non-Recoverable Advance and any Advance previously made with respect to a Mortgage Loan as to which a late payment, Liquidation Proceeds or Insurance Proceeds have been received (but only to the extent of such late payment, Liquidation Proceeds or Insurance Proceeds).

        On or prior to each Master Servicer Remittance Date, the Master Servicer shall remit from the funds in the Master Servicer Custodial Account by wire transfer (or as otherwise instructed by the Trustee) in immediately available funds to the Asset Proceeds Account an amount with respect to each Mortgage Loan equal to the sum of the following:

               (i) all Monthly Payments received by the Master Servicer during the preceding Due Period, whether paid by the Borrower or advanced by a Servicer, the Master Servicer, the Trustee or an Insurer, minus the sum of (A) the Servicing Fees due the Servicer to the extent paid by the Borrower (net of any payments on account of Month End Interest required pursuant to Section 3.05 hereof or the Servicing Agreement) and (B) the Master Servicing Fee to the extent paid by the Borrower or advanced by the Servicer or the Master Servicer;

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

               (ii) all Monthly Payments made by a Borrower after their Due Date that were not paid or advanced pursuant to Section 3.01(c)(i) hereof, net of the Master Servicing Fee;

               (iii) all other payments received by the Master Servicer in connection with any unscheduled principal payments or recoveries on the Mortgage Loans during the preceding Prepayment Period, including Liquidation Proceeds and Insurance Proceeds, together, with respect to prepayments or Liquidation Proceeds or Insurance Proceeds received during the preceding month, with any interest thereon received by the Master Servicer (net of the Master Servicing Fee attributable thereto); and

               (iv) the Purchase Price of any Mortgage Loans purchased from the Trust during the preceding Prepayment Period, less any amounts due the Servicer or the Master Servicer on account of Advances, the Servicing Fee or the Master Servicing Fee attributable to such Mortgage Loans.

        (d) INVESTMENT. The Master Servicer shall cause the funds in the Master Servicer Custodial Account to be invested in Permitted Investments with a maturity prior to the next Master Servicer Remittance Date. If so specified in a Servicing Agreement, net investment income on the funds in the Master Servicer Custodial Account shall be released to the related Servicer as a part of the Servicer Compensation on or before the fifth Business Day of the month following the month in which the related Distribution Date occurs unless the Trust Agreement provides that such net investment income is to be applied to Month End Interest Shortfall; provided, however, that, if there is a loss on the investments in the Master Servicer Custodial Account for any month, the Master Servicer shall deposit the amount of such loss into the Master Servicer Custodial Account on or before the related Distribution Date (and shall subsequently retain net investment income to recover such loss).

        SECTION 3.02.  ASSET PROCEEDS ACCOUNT

        (a) DEPOSITS. The Trustee shall establish and maintain with the Paying Agent one or more accounts (collectively, the "Asset Proceeds Account") held in trust for the benefit of the Certificateholders. Each Asset Proceeds Account shall be an Eligible Account. On each Distribution Date, the Paying Agent shall deposit into the Asset Proceeds Account the following amounts, to the extent not previously deposited therein:

               (i) the amount to be deposited from the Master Servicer Custodial Account pursuant to Section 3.01(c);

               (ii)    Advances;

               (iii) the amount required to effect a Terminating Purchase pursuant to Section 9.02 hereof; and

               (iv) amounts required to be deposited from any Credit Enhancement, Reserve Fund, Interest Fund, or other fund as provided in the Trust Agreement.

        (b) WITHDRAWALS. Unless otherwise provided in the Trust Agreement, on each Distribution Date, the Paying Agent shall withdraw all moneys in the Asset Proceeds Account in accordance with the amounts set forth in the statement furnished by the Master Servicer pursuant to Section 4.01 hereof in the following order of priority and for the purposes indicated:

               (i) to pay itself the Trustee Fee with respect to such Distribution Date (unless the Trustee Fee is to be paid by the Master Servicer out of its Master Servicing Fee);

               (ii) to pay each Servicer its Servicing Fee with respect to such Distribution Date, to the extent not retained by such Servicer;

               (iii) to pay the Master Servicer the Master Servicing Fee with respect to such Distribution Date, to the extent not previously paid to the Master Servicer;

               (iv) to pay each Credit Enhancement provider its Credit Enhancement Fee with respect to such Distribution Date unless provision therefore is otherwise made in the Trust Agreement;

               (v) to reimburse the Trustee, the Master Servicer and each Servicer, in that order of priority, for any Advance previously made that has been determined to be a Non-Recoverable Advance;

               (vi) to reimburse Saxon or the Master Servicer for expenses incurred by or reimbursable to it pursuant to Section 6.03;

               (vii) to refund any overpayment of the Purchase Price of a Mortgage Loan; and

               (viii)  to make the payments provided for in the Trust Agreement.

        (c) ACCOUNTING. The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and from the Asset Proceeds Account.

        (d) INVESTMENT. No later than the close of business on the day preceding the Master Servicer Remittance Date, the Master Servicer shall direct the Paying Agent in writing (which may be in the form of standing instructions) as to the investment of funds (which funds, if received by noon, Houston time, shall be invested in Permitted Investments) in the Asset Proceeds Account for the period from the Master Servicer Remittance Date through the Distribution Date. Net investment income on funds in the Asset Proceeds Account shall be released to the Master Servicer as part of the Master Servicer Compensation on or before the fifth Business Day of the month following the month in which the related Distribution Date occurs, unless the Trust Agreement provides that such net investment income is to be applied to the payment of other amounts due from the Master Servicer.

        SECTION 3.03.  ISSUING REMIC ACCOUNTS

        (a) With respect to any Double REMIC Series, the Paying Agent shall establish one or more Subaccounts of the Distribution Account. Unless otherwise provided in the Trust Agreement, the Subaccounts will be Regular Interests in the Pooling REMIC and the Paying Agent shall deposit all payments with respect to such Regular Interests into such Subaccounts.

        (b) With respect to any Double REMIC Series, the Paying Agent may establish one or more accounts into which the Paying Agent may deposit all payments on account of the Residual Interest in the Pooling REMIC and any Regular Interests in the Pooling REMIC that are not considered assets of the Issuing REMIC and from which the Paying Agent may withdraw funds to pay the Certificates that do not evidence interests in the Issuing REMIC. In lieu of establishing such accounts, the Paying Agent may pay on each Distribution Date to the Holders of the Certificates that do not evidence interests in the Issuing REMIC the amounts that are due with respect to such Certificates. In addition, with respect to a Double REMIC Series, upon payment in full of all related Regular Interests and all administrative costs of the related Trust and each related REMIC, any amount remaining in the Asset Proceeds Account may be distributed directly to the Holders of the Certificate representing beneficial ownership of the Residual Interest in the Pooling REMIC.

        SECTION 3.04.  ADVANCES BY MASTER SERVICER AND TRUSTEE

        (a) To the extent not made by the Servicer of a Mortgage Loan, the Master Servicer shall be obligated to make Advances with respect to such Mortgage Loan to the extent the Master Servicer determines, in good faith, that such Advances will be recoverable from Insurance Proceeds, Liquidation Proceeds or subsequent payments by the Borrower of such Mortgage Loan. If the Master Servicer determines that all, or a portion of, any Advance required by this Section 3.04 is not so recoverable, the Master Servicer shall promptly deliver to the Trustee an Officer's certificate setting forth the reasons for such determination and the amount of the Non-Recoverable Advance (a "Non-Recoverability Certificate"). Subject to the foregoing:

               (i) Prior to the close of business on the Business Day prior to each Master Servicer Remittance Date, the Master Servicer shall determine whether and to what extent any Servicers have failed to make any Advances in respect of Monthly Payments that were due on the previous Due Date. The Master Servicer shall make an Advance to the Master Servicer Custodial Account in the amount, if any, of the aggregate Monthly Payments (less applicable Servicing Fees) on the Mortgage Loans that were due on such Due Date but which were not received or advanced by the Servicers and remitted to the Master
        Servicer Custodial Account prior to such Master Servicer Remittance Date. Each such Advance shall be remitted in immediately available funds to the Master Servicer Custodial Account on or before such Master Servicer Remittance Date.

               (ii) To the extent not made by a Servicer, the Master Servicer shall make Advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee is expected to receive a deed in lieu of foreclosure.

               (iii) If any Mortgaged Premises shall be damaged or destroyed and the Servicer of the related Mortgage Loan fails to Advance the funds necessary to repair or restore the damaged or destroyed Mortgaged Premises, then the Master Servicer shall Advance such funds and take such other action as is necessary to repair or restore the damage or loss.

               (iv) To the extent a Servicer is required to Advance funds sufficient to pay the taxes or insurance premiums with respect to a Mortgage Loan pursuant to Section 380 of the Guide and fails to make such Advance, the Master Servicer shall Advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

               (v) If any Servicer fails to remit to the Master Servicer Custodial Account, on or before the Master Servicer Remittance Date, the full amount of the funds in the custody or under the control of the Servicer that the Servicer is required to remit under its Servicing Agreement, then the Master Servicer shall Advance and remit to the Master Servicer Custodial Account an amount equal to the required remittance on or before the Master Servicer Remittance Date for the month in which such funds were required to be remitted by the Servicer under the Servicing Agreement.

        (b)    Any Advance made by the Master  Servicer  under this Section
3.04 which the Master Servicer shall ultimately determine in its good faith judgment to be non-recoverable from Insurance Proceeds, Liquidation Proceeds, the related Servicer, or subsequent payments by the Borrower shall be a Non-Recoverable Advance. The determination by the Master Servicer that it has made a Non-Recoverable Advance shall be evidenced by a Non-Recoverability Certificate of the Master Servicer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee's receipt of such Non-Recoverability Certificate, the Master Servicer shall be entitled to reimbursement for such Non-Recoverable Advance as provided herein.

        (c) If the Master Servicer fails to make any Advance required of it hereunder, the Trustee shall, to the maximum extent permitted by law, make such Advance in its stead, and, in such event, the Trustee shall be entitled to receive the Master Servicing Fee payable with respect to the Distribution Date related to such Master Servicer Remittance Date; provided, however, that in no event shall the Trustee, whether as Trustee, Master Servicer or Servicer, be deemed to have assumed the obligations of any Person to purchase any Mortgage Loan from the Trust for breach of representations or warranties or as a Converted Mortgage Loan or otherwise or to make any Advances or pay Month End Interest with respect to any Mortgage Loan except to the extent specifically provided in Sections 3.04 and 3.05 hereof. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make an Advance that it reasonably believes to be a Non-Recoverable
Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its Non-Recoverability Certificate.

        (d) To the extent that any Advance has been made by the Trustee, the Trustee shall be entitled to reimbursement therefor at the times and to the same extent as either the Servicer or the Master Servicer would have been so entitled had such Person originally made such Advance, whether or not any provision of the Trust Agreement specifically references the right of the Trustee to such reimbursement. If the Trustee determines that it is prevented by law from making an Advance, the Trustee will notify the Master Servicer within one Business Day of such determination.

        (e) Notwithstanding anything herein to the contrary, no Advance shall be required to be made by the Master Servicer or the Trustee to the extent that making such Advance would result in the amount of aggregate Advances then outstanding and unreimbursed by the Master Servicer or the Trustee to exceed the Master Servicer Advance Amount.

        SECTION 3.05.  MONTH END INTEREST

        Unless otherwise provided in the Servicing Agreement, the Servicer shall pay and deposit into the Servicer Custodial Account, on or before each Servicer Remittance Date, an amount equal to Month End Interest with respect to the preceding month, but only to the extent of the Servicer Fee payable with respect to the preceding month. Such payment will not be considered a Non-Recoverable Advance. The Servicer shall not be entitled to any recovery or reimbursement of such payment from the Master Servicer, the Trustee or the Certificateholders.

        SECTION 3.06.  TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES

        The Trustee shall, if requested by any Servicer with a rating satisfactory to the Trustee, execute a power of appointment pursuant to which the Trustee shall authorize, make, constitute and appoint designated officers of such Servicer with full power to execute in the name of the Trustee (without recourse, representation or warranty) any deed of reconveyance, any substitution of trustee documents or any other document to release, satisfy, cancel or discharge any Security Instrument or Mortgage Loan upon its payment in full or other liquidation; provided, however, that such power of appointment shall be limited to the powers listed above. The Servicer shall promptly forward to the Trustee for its files copies of all documents executed pursuant to such power of appointment.

        Upon the liquidation of any Mortgage Loan, the Servicer of such Mortgage Loan shall remit the proceeds thereof to its Servicer Custodial Account and, unless such Servicer has been given a power of appointment as provided in the proceeding paragraph, deliver to the Master Servicer a Request for Release requesting that the Trustee execute such instrument of release or satisfaction as is necessary to release the related Collateral from the lien of the Security Instrument. Upon the Master Servicer's receipt of such Request for Release and its confirmation that all amounts required to be remitted to the appropriate Servicer Custodial Account in connection with such liquidation have been so deposited, the Master Servicer shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such Request for Release, release, or cause the Custodian to release, the related Trustee Mortgage Loan File to the Master Servicer or the Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Master Servicer Custodial Account or the Asset Proceeds Account.

        From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, but not limited to, collection under any Title Insurance Policy or Credit Enhancement with respect thereto or to effect a partial release of any Collateral from the lien of the Security Instrument, the Servicer shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such Request for Release to the Trustee and the Trustee shall, within five Business Days of its receipt of such Request for Release, release, or cause the Custodian to release, the related Trustee Mortgage Loan File to the Master Servicer or the Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or the Servicer, as the case may be, to return each and every document previously requested from the Trustee Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the related Mortgage Loan has been liquidated and the Liquidation Proceeds relating to such Mortgage Loan have been deposited in the Asset Proceeds Account or the Servicer Custodial Account or (ii) the Trustee Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related Mortgaged Premises either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or the Servicer certifying as to the name and address of the Person to which such Trustee Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's certificate of the Master Servicer or the Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Servicer Custodial Account or the Asset Proceeds Account have been so deposited, or that such Mortgage Loan is secured by an REO Property, the Request for Release shall be released by the Trustee to the Master Servicer or the Servicer, as appropriate.

        Upon written certification of the Master Servicer or the Servicer, the Trustee (subject to Section 8.01(e) hereof), shall execute and deliver to the Master Servicer or the Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to a foreclosure proceeding or trustee's sale in respect of a Mortgaged Premises or to any legal action brought to obtain judgment against any Borrower on any Mortgage Note or Security Instrument or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by any Mortgage Note or Security Instrument or otherwise available at law or in equity. Each such certification shall include a request that such pleadings, requests or other documents be executed by the Trustee and a statement as to the reason such pleadings, requests or other documents are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

        SECTION 3.07.  REPORTS TO THE TRUSTEE; ANNUAL COMPLIANCE STATEMENTS

        The Master Servicer shall deliver to the Trustee, on or before March 31 of each year, an Annual Compliance Statement with respect to the Trust Agreement (if the Master Servicer entered into the Trust Agreement on or before the preceding December 31), signed by an Officer of the Master Servicer, certifying that (i) such Officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under the Trust Agreement and (ii) to the best of such Officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under the Trust Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Officer and the nature and status thereof, and (iii) (A) an Officer of the Master Servicer has conducted an examination (based solely on information and written reports furnished by each Servicer to the Master Servicer) of the activities of each Servicer during the preceding calendar year and the performance of such Servicer under the related Servicing Agreement, (B) an Officer of the Master Servicer has examined each Servicer's Fidelity Bond and Errors and Omissions Policy and each such bond or policy is in effect and conforms to the requirements of the related Servicing Agreement, (C) the Master Servicer has received from each Servicer such Servicer's annual audited financial statements and such other information as is required by the Guide and (D) to the best of such Officer's knowledge, based on such examination, each Servicer has performed and fulfilled its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Officer and the nature and status thereof. The Trustee shall provide copies of the Annual Compliance Statement to any Certificateholder upon written request provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

        SECTION 3.08.  TITLE, MANAGEMENT AND DISPOSITION OF REO PROPERTIES

        (a) If any Mortgaged Premises becomes an REO Property, the Master Servicer shall use its best efforts to cause the Servicer of the related Mortgage Loan to manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale. If one or more REMIC elections are made with respect to the assets of the Trust, the Master Servicer shall use its best efforts to cause the Servicer to use its best efforts to dispose of any REO Property for its fair market value within twenty-two months of its acquisition by the Trust, unless the Trustee has been granted an extension of time to dispose of such REO Property by the Internal Revenue Service pursuant to section 856(c)(3) of the Code (an "Extension"). If the Trustee has been granted an Extension, the Master Servicer shall continue to use its best efforts to have the Servicer sell the REO Property for its fair market value for the period ending two months prior to the time such Extension expires (the "Extended Period"). If the Servicer is unable to dispose of any REO Property within such twenty-two-month period or Extended Period, as the case may be, the Master Servicer shall use its best efforts to ensure that such REO Property is auctioned to the highest bidder within one month after the end of such twenty-two-month period or Extended Period, as the case may be. If no REMIC election has been or is to be made with respect to the assets of the Trust, the time period for disposing of any REO Property as specified in the preceding two sentences shall be within eleven months of its acquisition by the Trust.
In the event of any such sale or auction of an REO Property, the Trustee shall, at the written request of the Master Servicer and upon being provided with appropriate forms therefor, within five Business Days of its receipt of the proceeds of such sale or auction, release or cause to be released to the purchaser the related Trustee Mortgage Loan File and Servicer File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the purchaser title to the REO Property, and upon so doing the Trustee shall have no further responsibility with regard to such Trustee Mortgage Loan File or Servicer File. Neither the Trustee, the Master Servicer nor the Servicer, acting on behalf of the Trust, shall provide financing from the Trust to any purchaser of an REO Property.

        (b) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee for the benefit of the Certificateholders. Each Servicer shall, in accordance with Section 3.08(a) hereof, use its reasonable efforts to sell any REO Property as expeditiously as possible, but in any event within the time period, and subject to the conditions set forth in Section 3.08(a) hereof. Pursuant to its efforts to sell any REO Property, each Servicer shall either itself, or through an agent selected by it, protect and conserve such REO Property in the same manner and to the same extent as it customarily does in connection with its own real estate acquired through foreclosure or by deed in lieu of foreclosure, incident to its conservation and protection of the interests of the Certificateholders, and may rent such REO Property, or any part thereof, as it deems likely to increase the net proceeds distributable to the Certificateholders, subject to the terms and conditions described in this
Section 3.08.

        For the purpose of protecting the interests of the Trustee and conserving any REO Property prior to sale, the Servicer of the related Mortgage Loan may contract with any Independent Contractor for the conservation, protection and rental of such REO Property, provided that:

               (i) the terms and conditions of any such contract may not be inconsistent herewith;

               (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, (B) hold all related revenues in a segregated account insured by the Federal Deposit Insurance Corporation and (C) remit all related revenues collected (net of such costs and expenses retained by such Independent Contractor) to the Servicer on a monthly or more frequent basis; and

               (iii) none of the provisions of this Section 3.08 relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee and the Certificateholders with respect to the conservation, protection and rental of such REO Property.

        A Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. A Servicer or any Independent Contractor shall be entitled to a fee, based on the prevailing market rate (and set in good faith at a reasonable level in the case of a fee payable to a Servicer), for the operation and management of any REO Property, which fee shall be an expense of the Trust payable out of the gross income on such REO Property.

        (c) A Servicer shall deposit all funds collected and received in connection with the operation of any REO Property in its Servicer Custodial Account on or before the second Business Day following receipt of such funds.

        (d) A Servicer, upon the final disposition of any REO Property, shall be entitled to be reimbursed for any unreimbursed Advances and paid any unpaid Servicing Fees with respect to the related Mortgage Loan from the Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, however, that any such unreimbursed Advances or unpaid Servicing Fees may be reimbursed or paid, as the case may be, out of any net rental income or other net amounts derived from such REO Property.

        (e) The final disposition of any REO Property shall be carried out by a Servicer at the fair market value of such REO Property under the circumstances existing at the time of disposition and upon such terms and conditions as such Servicer shall deem necessary or advisable and as are in accordance with accepted servicing practices and in accordance with Section 3.08(a) hereof.

        (f) A Servicer shall deposit the Liquidation Proceeds from the final disposition of any REO Property in its Servicer Custodial Account on or before the second Business Day following receipt of such Liquidation Proceeds and, subject to such withdrawals as may be permitted by Section 3.08(d) hereof, such proceeds shall be transferred to the Asset Proceeds Account pursuant to Section 3.01(c) hereof.

        (g) A Servicer shall prepare and file reports of foreclosure and abandonment in accordance with section 6050J of the Code.

        (h) Notwithstanding any other provision of this Agreement, a Servicer, acting on behalf of the Trustee, shall not rent, lease or otherwise earn income or take any action on behalf of the Trust with respect to any REO Property that might (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of section 86OG(a)(8) of the Code or (ii) result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of section 86OF(a)(2) of the Code or any "net income from foreclosure property" within the meaning of section 860G(c)(2) of the Code, both of which types of income are subject to tax under the REMIC Provisions, unless the Trustee has received an Opinion of Counsel, at the expense of the Trust (the costs of which shall be recoverable out of such Servicer's Servicer Custodial Account), to the effect that, under the REMIC Provisions and any relevant proposed legislation, any income generated for any related REMIC by such REO Property would not result in the imposition of a tax upon such REMIC.

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        Without limiting the generality of the foregoing,  neither the Trustee, the Master Servicer nor a Servicer shall knowingly:

               (i) enter into, renew or extend any New Lease with respect to any REO Property if the New Lease by its terms will give rise to any income that does not constitute Rents From Real Property;

               (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents From Real Property;

               (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of section 856(e)(4)(B) of the Code; or

               (iv) Directly Operate, or allow any other Person to Directly Operate, any REO Property on any date more than 90 days after its acquisition date (unless the Person who would Directly Operate such REO Property is an Independent Contractor);

unless, in any such case, the Person proposing to take such action has requested and received the Opinion of Counsel described in the preceding sentence, in which case the Person may take such actions as are specified in such Opinion of Counsel.

        A Servicer shall not acquire any personal property relating to any Mortgage Loan pursuant to this Section 3.08 unless either:

               (i) such personal property is incident to real property (within the meaning of section 856(e)(1) of the Code) so acquired by such Servicer; or

               (ii) such Servicer shall have requested and received an Opinion of Counsel, at the expense of the Trust (the costs of which shall be recoverable out of its Servicer Custodial Account), to the effect that the holding of such personal property by the related REMIC will not cause the imposition of a tax under the REMIC Provisions on any REMIC related to the Trust or cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        (j) Any actions required or permitted to be taken by a Servicer under this Section 3.08 may be taken by the Master Servicer on behalf of such Servicer.

        (k) Each Servicing Agreement relating to a Trust Agreement shall provide that the related Servicer shall manage, conserve, protect and operate any REO Property as provided in this Section 3.08, and the Master Servicer is hereby obligated to assure that each Servicer complies with the provisions of this Section 3.08.

        SECTION 3.09. AMENDMENTS TO SERVICING AGREEMENTS; MODIFICATION OF THE GUIDE

        From time to time Saxon may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to the Guide as Saxon deems necessary or appropriate to confirm or carry out more fully the intent and purpose of the Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder; provided, however, that in no event shall Saxon modify or amend the Guide if such modification or amendment would have an adverse effect on the Certificateholders. Any such modification or amendment of the Guide shall be deemed to have an adverse effect on the Certificateholders if such amendment or modification either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates or (ii) the loss by the Trust or the assets thereof of REMIC status for federal income tax purposes. Prior to the issuance of any such modification or amendment, Saxon shall deliver to the Master Servicer and the Trustee an Officer's certificate setting forth (i) the provision that is to be modified or amended, (ii) the modification or amendment that Saxon desires to issue and
(iii) the reason or reasons for such proposed modification or amendment.

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        SECTION 3.10.  OVERSIGHT OF SERVICING

        The Master Servicer shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by such Servicer under its Servicing Agreement (including, but not limited to, such Servicer's obligation to comply with the provisions of Section 3.08 hereof). Without limiting the generality of the foregoing, the Master Servicer, acting with the consent of Saxon and subject to Section 1.03 hereof but without the consent of the Trustee or any Certificateholder, shall have the power and responsibility for approving the transfer or other assignment of any Servicing Agreement by any Servicer. Saxon shall provide the Master Servicer with a copy of the Servicing Agreement executed by each Servicer as well as the Guide incorporated by reference into such Servicing Agreement on or before the Closing Date. The Master Servicer acknowledges that, prior to taking certain actions required to service the Mortgage Loans, the Guide provides that the Servicer must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by the Servicer with certain provisions of the Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct the Servicer or otherwise respond to any request of the Servicer. In no event shall the Master Servicer instruct the Servicer to take any action, give any consent to action by the Servicer or waive compliance by the Servicer with any provision of the Servicing Agreement if any resulting action or failure to act is inconsistent with the obligations of the Servicer for similarly rated transactions or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates or (ii) the loss by the Trust or the assets thereof of REMIC status for federal income tax purposes.

        The Master Servicer shall instruct each Servicer that it should not take any action to foreclose, or accept a deed in lieu of foreclosure, with respect to any Mortgage Loan if such Servicer knows, or has reason to know, that the related Mortgaged Premises are contaminated with toxic wastes or other hazardous substances.

        During the term of the Trust Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Master Servicer by each Servicer and otherwise exercise reasonable efforts to encourage each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

        For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally assigned and transferred to the Trust. No modification shall be approved unless (i) such modification is occasioned by default or a reasonably foreseeable default or (ii) there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes.

        The relationship of the Master Servicer or any Servicer to the Trustee under the Trust Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer or partner.

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

        SECTION 3.11.  CREDIT ENHANCEMENT

        To the extent provided in the Trust Agreement, one or more forms of Credit Enhancement shall be maintained for the benefit of the Certificateholders. The Trust Agreement shall specify with respect to each such form of Credit Enhancement, among other things, the manner in which any funds relating to such Credit Enhancement are to be invested, the source and manner of payment of any Credit Enhancement Fees, the circumstances, if any, under which supplemental or replacement Credit Enhancement shall be obtained, the manner in which such Credit Enhancement is to be enforced, and whether such Credit Enhancement covers or will cover other Series of Certificates.

                                   ARTICLE IV
                    REPORTING/REMITTING TO CERTIFICATEHOLDERS

        SECTION 4.01.  STATEMENTS TO CERTIFICATEHOLDERS

        Unless otherwise provided in the Trust Agreement: (i) on or before each Master Servicer Reporting Date, the Master Servicer shall prepare and deliver to Saxon and the Paying Agent a Monthly Statement and (ii) on the Distribution Date following each Master Servicer Reporting Date, the Master Servicer shall prepare and mail a copy of such Monthly Statement to the Trustee, the Rating Agencies, the Underwriters and each Certificateholder.

        In addition to the Monthly Statement, the Master Servicer shall prepare and deliver to the Paying Agent prior to each Distribution Date, and the Paying Agent shall forward to each Holder of a Residual Certificate, if any, on each Distribution Date, a statement setting forth the amounts actually distributed with respect to the Residual Certificates on such Distribution Date and the aggregate Certificate Principal Balance, if any, of any Residual Certificates after giving effect to any distribution to be made on such Distribution Date, separately identifying the amount of Realized Losses allocated to such Residual Certificates for the preceding Prepayment Period.

        Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, based on information provided by the Servicers, and deliver a statement setting forth the distributions (based on a Certificate in the original principal amount of $1,000) allocable to interest and principal to each Person who at any time during the calendar year was a Certificateholder that constituted a retail investor or to any other Certificateholder that requests such statement, aggregated for such calendar year or portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code as from time to time are in effect.

        Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare and deliver to the Trustee, and the Trustee shall forward by mail to each Person who at any time during such calendar year was a Holder of a Residual Certificate, a statement containing the information provided pursuant to the second preceding paragraph aggregated for such calendar year. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in effect.

        Access to the Monthly Statements and other statements described in this Section 4.01 may be provided via electronic on-line reports in lieu of forwarding such statements by mail to Certificateholders provided that such electronic on-line reports satisfy the requirements of the Code as from time to time may be in effect.

        SECTION 4.02.  REMITTANCE REPORTS

        The Master Servicer shall prepare and deliver to the Trustee by mail, facsimile or electronic transfer on or before each Master Servicer Reporting Date, the Remittance Report with respect to the following Distribution Date. Each Remittance Report shall contain the information specified in Exhibit C attached hereto. The information in such report shall be made available by the Trustee to any Certificateholder that requests such report in writing.

        If the Master Servicer does not furnish the Remittance Report or any other statement or report as required by this Section 4.02 or Section 4.01 hereof, or if an Officer of the Trustee has actual knowledge that any such Remittance Report or other statement or report is erroneous or inaccurate in any material respect, and if any such Remittance Report or other statement or report is not furnished or corrected, as the case may be, within one Business Day following the date it is due to be delivered, then the Trustee shall request and the Master Servicer shall furnish by electromagnetic tape (or such other medium as the Trustee and the Master Servicer may agree from time to time) the information necessary to enable the Trustee to prepare the Remittance Report and the other statements and reports as required by this Section 4.02 and Section 4.01 hereof, and the Trustee shall thereupon prepare such report and receive the Master Servicing Fee for such month. Upon termination of the Master Servicer pursuant to Section 7.02 hereof, the Trustee shall thereafter undertake all the obligations of the Master Servicer pursuant to this Section 4.02 and Section 4.01 hereof and shall be entitled to the compensation otherwise payable to the Master Servicer pursuant hereto in consideration of the performance of such obligations.

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

        The Trustee shall be under no duty and shall have no obligation to recalculate, verify or recompute the information provided to it hereunder by the Master Servicer.

        SECTION 4.03.  COMPLIANCE WITH WITHHOLDING REQUIREMENTS

        Notwithstanding any other provision of the Trust Agreement, each of the Trustee and the Paying Agent shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Certificates that the Trustee or the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If either the Trustee or the Paying Agent does withhold any amount from interest or original issue discount payments or Advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate with any payment to such Certificateholder the amount withheld.

        SECTION 4.04.  REPORTS TO THE CLEARING AGENCY

        If and for so long as any Certificate is held by a Clearing Agency, on each Master Servicer Remittance Date, the Paying Agent shall telecopy a copy of the Monthly Statement to the Clearing Agency together with a statement as to (i) the Distribution Date and (ii) the Record Date for such Distribution Date.

        SECTION 4.05.  PREPARATION OF REGULATORY REPORTS

        (a)    Subject to the  provisions  of  subsections  (b) and (c) of this
Section 4.05, the Master Servicer shall prepare or cause to be prepared, on behalf of the Trust, and shall file or cause to be filed in a timely manner such supplementary and periodic information, documents and reports (collectively, "Periodic Reports") as may be required pursuant to Section 12(g) or Section 15(d) of the Exchange Act, by the rules and regulations of the SEC thereunder or as a condition to approval of any application for relief ("Application for Relief") hereinafter referred to and, in connection therewith, shall prepare such applications and requests for exemption and other relief from such provisions as it may deem appropriate. If any Periodic Report is required to be signed by Saxon or the Trustee rather than by the Master Servicer, the Master Servicer shall be deemed to certify as to each Periodic Report delivered to Saxon or the Trustee for its review and execution that such Periodic Report conforms in all material respects to applicable reporting requirements imposed by the Exchange Act or is otherwise in form and content appropriate for filing with the SEC. Saxon or the Trustee shall execute all such Periodic Reports and Applications for Relief delivered as provided above and shall return the same to the Master Servicer for filing with the SEC and other required filing offices, if any, on behalf of the Trust or shall authorize the Master Servicer to execute any such Periodic Report or Application for Relief on the Trustee's behalf.

        (b) Within 30 days after the beginning of the first fiscal year of the Trust during which the obligation to file Periodic Reports pursuant to the Exchange Act shall have been suspended, the Master Servicer shall prepare, or cause to be prepared, a notice on SEC Form 15 ("Form 15") and shall forward such notice to the Trustee for execution. The Trustee shall execute each Form 15 delivered as provided above and shall return the same to the Master Servicer for filing with the SEC on behalf of the Trust or shall authorize the Master Servicer to execute such Form 15 on the Trustee's behalf; provided, however, that the Master Servicer shall be under no obligation to prepare such notice if the number of Certificateholders exceeds 300. The Certificate Registrar shall notify the Master Servicer in a timely manner if the number of Certificateholders at any one time exceeds 300. The Master Servicer shall file any Form 15 with the SEC in accordance with the provisions of Rule 15d-6 under the Exchange Act.

        (c) Notwithstanding any other provision of this Agreement, none of the Master Servicer, the Certificate Registrar, the Paying Agent, or the Trustee has assumed, and shall not by its performance hereunder be deemed to have assumed, any of the duties or obligations of Saxon or any other Person with respect to (i) the registration of the Certificates pursuant to the Securities Act, (ii) the issuance or sale of the Certificates or (iii) compliance with the provisions of the Securities Act, the Exchange Act or any applicable federal or state securities or other laws, including, but not limited to, any requirement to update the registration statement or prospectus relating to the Certificates in order to render the same not materially misleading to investors.

        (d) In connection with the Master Servicer's preparation of any Form 15 or any Periodic Report, the Certificate Registrar shall provide the Master Servicer with such information as the Master Servicer may reasonably request concerning the number and identity of the Holders appearing on the Certificate Register, but the Certificate Registrar shall have no duty or obligation to provide information which does not appear on the Certificate Register, including any information concerning the ownership of Persons for whom a nominee is the Certificateholder of record.

                                    ARTICLE V
                   THE POOLING INTERESTS AND THE CERTIFICATES

        SECTION 5.01.  POOLING REMIC INTERESTS

        If an election has been made to treat certain assets of the Trust as a Pooling REMIC, the Trust Agreement will set forth the terms of the Regular Interests and the Residual Interest of the Pooling REMIC. Unless otherwise provided in the Trust Agreement, (i) the Subaccounts will be the Regular Interests in the Pooling REMIC but will not constitute securities or certificates of interest in the Trust and (ii) the Trustee will be the owner of the Subaccounts, which may not be transferred to any person other than a successor trustee appointed pursuant to Section 8.07 hereof unless the party desiring the transfer obtains a Special Tax Opinion.

        SECTION 5.02.  THE CERTIFICATES

        The Certificates shall be designated in the Trust Agreement. The Certificates in the aggregate will represent the entire beneficial ownership interest in the Trust Estate. On the Closing Date, the aggregate Certificate Principal Balance of the Certificates will be equal to or less than the sum of (i) the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-Off Date and (ii) the amount in the Pre-Funded Account. The Certificates will be substantially in the forms annexed to the Trust Agreement. Unless otherwise provided in the Trust Agreement, the Certificates of each Class will be issuable in registered form, in denominations or authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

        Upon original issue, the Certificates shall be executed and delivered by the Trustee and the Trustee shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of Saxon upon receipt by the Trustee of the documents specified in Section 2.01 hereof. The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trustee by an authorized Officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of such Certificates. The Certificate shall be authenticated by a manual signature of a duly authorized signatory of the Certificate Registrar. No Certificate shall be entitled to any benefit under the Trust Agreement or be valid for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided in the Trust Agreement executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered under the Trust Agreement. All Certificates shall be dated the date of their execution.

        SECTION 5.03.  BOOK-ENTRY CERTIFICATES

        (a) The Book-Entry Certificates shall be represented initially by one or more certificates registered in the name designated by the Clearing Agency. Saxon, the Master Servicer the Certificate Registrar, the Paying Agent and the Trustee may for all intents and purposes (including the making of payments on the Book-Entry Certificates) deal with the Clearing Agency as the authorized representative of the Beneficial Owners of the Book-Entry Certificates for as long as such Certificates are registered in the name of the Clearing Agency. The rights of Beneficial Owners of the Book-Entry Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants. The Beneficial Owners of the Book-Entry Certificates shall not be entitled to certificates for the Book-Entry Certificates as to which they are the Beneficial Owners, except as provided in subsection (c) below. Requests and directions from, and votes of, the Clearing Agency, as Certificateholder, shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. A Book-Entry Certificate may not be transferred by the Clearing Agency without the consent of Saxon, the Master Servicer and the Trustee except to another Clearing Agency that agrees to hold such Book-Entry Certificate for the account of the respective Clearing Agency Participants and Beneficial Owners.

        (b)    Neither Saxon,  the Master  Servicer,  the Certificate
Registrar, the Paying Agent nor the Trustee shall have any liability for any aspect of the records relating to or payment made on account of Beneficial Owners of the Book-Entry Certificates held by the Clearing Agency, for monitoring or restricting any transfer of beneficial ownership in a Book-Entry Certificate or for maintaining, supervising or reviewing any records relating to such Beneficial Owners.

        (c) The Book-Entry Certificates shall be issued in fully registered, certificated form to Beneficial Owners of Book-Entry Certificates or their nominees, rather than to the Clearing Agency or its nominee, only if
(i) Saxon advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Certificates, and Saxon is unable to locate a qualified successor within 30 days, or (ii) Saxon, at its option, elects to terminate the book-entry system operating through the Clearing Agency. Upon the occurrence of either such event, the Trustee shall notify the Clearing Agency and the Certificate Registrar, which in turn shall notify all Beneficial Owners of Book-Entry Certificates through Clearing Agency Participants, of the availability of certificated Certificates. Upon surrender by the Clearing Agency of the certificates representing the Book-Entry Certificates and receipt of instructions for re-registration, the Certificate Registrar shall reissue the Book-Entry Certificates as
certificated   Certificates  to  the  Beneficial  Owners  identified  in
writing by the Clearing Agency. Such certificated Certificates shall not constitute Book-Entry Certificates. All reasonable costs associated with the preparation and delivery of certificated Certificates shall be borne by Saxon.

        SECTION 5.04.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES

        The Certificate Registrar shall cause to be kept at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided in the Trust Agreement. The Certificate Registrar designated in the related Trust Agreement shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as provided in the Trust Agreement. Upon any resignation of any Certificate Registrar, the Trustee shall promptly appoint, subject to Section 1.03 hereof, a successor or, in the absence of such appointment, shall assume the duties of Certificate Registrar. The Trustee shall have no liability or responsibility for any act or omission to act of any Certificate Registrar (unless the Trustee is then serving as such Certificate Registrar) appointed pursuant to the terms of the related Trust Agreement. The Certificate Registrar shall be entitled to the same rights, privileges and immunities accorded the Trustee pursuant to Article VIII hereof.

        Subject to Section 5.05 hereof, upon surrender for registration of transfer of any Certificate at the Corporate Trust Office of the Certificate Registrar or at any other office or agency of the Certificate Registrar maintained for such purpose, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

        At the option of the Certificateholders, each Certificate may be exchanged for other Certificates of the same Class with the same and authorized denominations and a like aggregate Percentage Interest upon surrender of such Certificate to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Certificate Registrar duly executed by, the Holder of such Certificate or his attorney duly authorized in writing.

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        No service  charge to the  Certificateholders  shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        The Certificate Registrar shall provide notice to the Trustee of each transfer of a Certificate and shall provide the Trustee and the Master Servicer with an updated copy of the Certificate Register on January 1 and July 1 of each year. If the Trustee shall not at any time be acting as the Certificate Registrar, the Trustee shall have the right to inspect such Certificate Register at all reasonable times and to rely conclusively upon a certificate of the Certificate Registrar as to the names and addresses of the Certificateholders and the Percentage Interests held by each.

        SECTION 5.05.  RESTRICTIONS ON TRANSFERS

        (a) SECURITIES LAW COMPLIANCE. No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. Any Holder of a Private Certificate shall, and, by acceptance of such Certificate, does agree to, indemnify Saxon, the Trustee, the Certificate Registrar and the Master Servicer against any liability that may result if any transfer of such Certificate by such Holder is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. None of Saxon, the Trustee, the Certificate Registrar or the Master Servicer is obligated to register or qualify any Private Certificate under the Securities Act or any other securities law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificate without such registration or qualification. The Certificate Registrar shall not register any transfer of a Private Certificate (other than a Residual Certificate) unless and until the prospective transferee provides the Certificate Registrar with a Transferee Agreement or a Rule 144A Agreement certifying to facts which, if true, would mean that the proposed transferee is a Qualified Institutional Buyer, and unless and until the transfer otherwise complies with the provisions of this Section 5.05. If the proposed transferee of a Private Certificate does not certify to facts which, if true, would mean that such proposed transferee is a Qualified Institutional Buyer, the Certificate Registrar shall require that the transferor and such proposed transferee certify as to the factual basis for the registration exemption(s) relied upon, and if the transfer is made within three years of the acquisition of such Certificate by a non-Affiliate of Saxon from Saxon or an Affiliate of Saxon, the Master Servicer or the Certificate Registrar also may require an Opinion of Counsel that such transfer may be made without registration or qualification under the Securities Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of Saxon, the Certificate Registrar or the Master Servicer. Notwithstanding the foregoing, no Rule 144A Agreement, Transferee Agreement or Opinion of Counsel shall be required in connection with the initial issuance of the Private Certificates to Saxon, SMI, the Master Servicer, the Trustee or any of their Affiliates.

        Saxon shall provide to any Holder of a Private Certificate and any prospective transferee that is a Qualified Institutional Buyer designated by such Holder information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.

        (b)    REGULAR CERTIFICATES.

               (i) PUBLIC SUBORDINATED CERTIFICATES. No Regular Certificate that is a Public Subordinated Certificate shall be transferred to a transferee that acknowledges that it is a Plan Investor unless such transferee provides the Certificate Registrar and the Master Servicer with a Benefit Plan Opinion. The transferee of a Public Subordinated Certificate that does not provide the Certificate Registrar and the Master Servicer with a Benefit Plan Opinion will be deemed, by virtue of its acquisition of such Certificate, to have represented that it is not a Plan Investor.

                                       38

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               (ii)    PRIVATE  SUBORDINATED  CERTIFICATES.  No Regular
        Certificate that is a Private Subordinated Certificate shall be transferred unless the prospective transferee provides the Certificate Registrar and the Master Servicer with a properly completed Benefit Plan Affidavit, together with a Benefit Plan Opinion if required in order to comply with such Benefit Plan Affidavit.

        (c) RESIDUAL CERTIFICATES. No Residual Certificate (including any beneficial interest therein) may be transferred to a Disqualified Organization. In addition, no Residual Certificate (including any beneficial interest therein) may be transferred unless (i) the proposed transferee provides the Certificate Registrar and the Master Servicer with (A) a Residual Transferee Agreement, (B) a Benefit Plan Affidavit, (C) a Disqualified Organization Affidavit and (D) if the proposed transferee is a Non-U.S. Person, a TAPRI Certificate, and (ii) the interest transferred involves the entire interest in a Residual Certificate or an undivided interest therein (unless the transferor or the transferee provides the Master Servicer and the Certificate Registrar with an Opinion of Counsel (which shall not be an expense of the Master Servicer or the Certificate Registrar) that the transfer will not jeopardize the REMIC status of any related REMIC). Notwithstanding the foregoing, the Residual Transferee Agreement, Benefit Plan Affidavit, Disqualified Organization Affidavit or TAPRI Certificate shall not be required to be provided upon original issuance of a Residual Certificate to Saxon or SMI or any of their Affiliates or to the Master Servicer, the Trustee or any of their Affiliates for the purpose of acting as the Tax Matters Persons. Furthermore, if a proposed transfer involves a Private Certificate, (i) the Certificate Registrar shall require that the transferor and the transferee certify as to the factual basis for the registration exemption(s) relied upon and (ii) if the transfer is made within three years from the acquisition of the Certificate by a non-Affiliate of Saxon from Saxon or an Affiliate of Saxon, the Certificate Registrar also may require an Opinion of Counsel that such transfer may be made without registration or qualification under the Securities Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Certificate Registrar or the Master Servicer. In any event, the Certificate Registrar shall not effect any transfer of a Residual Certificate except upon notification of such transfer to the Master Servicer. Notwithstanding the foregoing, no Opinion of Counsel shall be required in connection with the initial issuance of the Residual Certificates or their transfer by a broker or dealer, if such broker or dealer was the initial transferee.

        Upon notice to the Trustee that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or an agent thereof (including a broker, nominee or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificates in constructive trust for the last transferor who was not a Disqualified Organization or an agent thereof, and such transferor shall be restored as the owner of such Residual Certificates as completely as if such transfer had never occurred; provided, however, that the Trustee may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificates and return such recovery to the transferor, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificates or any such agent (within 60 days of the request therefor by the transferor or such agent) such information as may be necessary for the computation of the tax imposed under section 860E(e) of the Code and as otherwise may be required by the Code, including, but not limited to, the present value of the total anticipated excess inclusions with respect to the Residual Certificates (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost of computing and furnishing such information may be charged to the transferor or the agent referred to above; provided, however, that the Master Servicer shall in no event be excused from furnishing such information.

        If a tax or a reporting cost is borne by a REMIC as a result of the transfer of a Residual Certificate (or any beneficial interest therein) in violation of the restrictions set forth in this Section 5.05, the transferor shall pay such tax or cost and, if such tax or cost is not so paid, the Paying Agent, upon notification from the Master Servicer, shall pay such tax or cost with amounts that otherwise would have been paid to the transferee of the Residual Certificate (or the beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from Saxon, the Trustee, any REMIC, the Master Servicer, the Certificate Registrar, the Paying Agent or the other Holders of any of the Certificates, and none of such parties shall have any liability for payment of any such tax or reporting cost.

        SECTION 5.06.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES

        If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to its respective satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 5.06, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 5.06 shall constitute complete and indefeasible evidence of ownership in the Trust as if originally issued, whether or not the destroyed, lost or stolen Certificate shall be found at any time.

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

        SECTION 5.07.  PERSONS DEEMED OWNERS

        Prior to due presentation of a Certificate for registration of transfer, the Master Servicer, the Trustee, the Paying Agent, the Certificate Registrar and any agent of either of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of either of them shall be affected by notice to the contrary.

        SECTION 5.08.  PAYING AGENT

        Any  Paying   Agent   designated   in  the   related   Trust   Agreement
shall  make   distributions   to Certificateholders.  Upon any  resignation  of
any Paying Agent,  the Trustee shall  promptly  appoint,  subject to Section
1.03 hereof, a successor or, in the absence of such appointment, shall assume the duties of Paying Agent. No such resignation shall be effective until the acceptance of appointment by the successor Paying Agent. The Trustee shall have no liability or responsibility for any act or omission to act of any Paying Agent appointed (unless the Trustee is then servicing as such Paying Agent) pursuant to the terms of the related Trust Agreement. Any such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. Any Paying Agent shall be entitled to the same rights, privileges and immunities accorded the Trustee pursuant to Article VIII hereof.

                                   ARTICLE VI
                          SAXON AND THE MASTER SERVICER

        SECTION 6.01. LIABILITY OF, AND INDEMNIFICATION BY, SAXON AND THE MASTER SERVICER

        Saxon and the Master Servicer shall each be liable in accordance herewith only to the extent of the respective obligations specifically imposed by the Trust Agreement and undertaken by Saxon and the Master Servicer under the Trust Agreement.

        The Master Servicer shall indemnify and hold harmless the Trustee, Saxon and any director, officer, employee or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of or in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under the Trust Agreement or by reason of reckless disregard of its obligations and duties under the Trust Agreement. Any payment pursuant to this Section 6.01 made by the Master Servicer to Saxon, the Trustee shall be from such entity's own funds, without reimbursement therefor. The provisions of this
Section 6.01 or shall survive the resignation or removal of the Master Servicer and the termination of the Trust Agreement.

        Saxon shall indemnify and hold harmless the Master Servicer and any director, officer, employee or agent thereof against any loss, liability or expense, including reasonable attorney's fees, incurred in connection with or arising out of or in connection with the Trust Agreement (other than a loss, liability or expense subject to indemnification by the Master Servicer pursuant to the preceding paragraph), any custodial agreement or the Certificates, including, but not limited to, any such loss, liability or expense incurred in connection with any legal action against the Master Servicer or any director, officer, employee or agent thereof, or the performance of any of the Master Servicer's duties under the Trust Agreement other than any loss, liability or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under the Trust Agreement or by reason of its reckless disregard of its obligations and duties under the Trust Agreement. The provisions of this
Section 6.01 shall survive the resignation or removal of the Master Servicer and the termination of the Trust Agreement.

        SECTION 6.02.  MERGER OR CONSOLIDATION OF SAXON OR THE MASTER SERVICER

        Subject to the following paragraph, Saxon and the Master Servicer each will keep in full effect its existence, rights and franchises under the laws of the jurisdiction of its organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Trust Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under the Trust Agreement.

        Saxon or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all their respective assets to any Person, in which case any Person resulting from any merger or consolidation to which Saxon or the Master Servicer shall be a party, or any Person succeeding to the business of Saxon or the Master Servicer, shall be the successor of Saxon or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties to the Trust Agreement, anything herein to the contrary notwithstanding.

        SECTION 6.03.  LIMITATION ON LIABILITY OF SAXON, THE
        MASTER SERVICER AND OTHERS

        Neither Saxon, the Master Servicer nor any of the directors, officers, employees or agents of Saxon or the Master Servicer shall be under any liability to the Trust or the Certificateholders, and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to the Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Trust Agreement. Saxon, the Master Servicer and any of the directors, officers, employees or agents of Saxon or the Master Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither Saxon nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under the Trust Agreement and in its opinion does not involve it in any expense or liability, except as provided in Section 10.01(b) hereof; provided, however, that Saxon or the Master Servicer may in its discretion subject to Section 1.03 hereof undertake any such action that it deems necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder if Saxon or the Master Servicer, as the case may be, are offered reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

        SECTION 6.04.  RESIGNATION OF THE MASTER SERVICER

        The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon appointment of a successor master servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of any rated Certificates (without regard to any Credit Enhancement) or (ii) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have become the successor master servicer hereunder and agreed to perform the responsibilities, duties, liabilities and obligations of the Master Servicer that arise thereafter; provided, however, that no successor master servicer shall (unless otherwise agreed) assume any liability for the actions (or failure to act) of the Master Servicer prior to the date that such successor becomes Master Servicer under the Trust Agreement.

        SECTION 6.05.  COMPENSATION TO THE MASTER SERVICER

        The Master Servicer shall be entitled to receive a monthly fee as compensation for services rendered by the Master Servicer under the Trust Agreement. The monthly Master Servicing Fee with respect to the Trust shall equal the amount set forth in the Trust Agreement, which may be retained by the Master Servicer when it remits funds from the Master Servicer Custodial Account to the Asset Proceeds Account. The Master Servicer also will be entitled, as additional compensation, to any late reporting fees paid by a Servicer pursuant to Section 450 of the Guide.

        SECTION 6.06.  ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER SERVICER

        Except as expressly provided in the Trust Agreement, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges under the Trust Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master
Servicer under the Trust Agreement, without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment without such written consent shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee to delegate to, subcontract with, authorize or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under the Trust Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer under the Trust Agreement to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment relieve the Master Servicer of any liability under the Trust Agreement.

                                   ARTICLE VII
           TERMINATION OF SERVICING AND MASTER SERVICING ARRANGEMENTS

        SECTION 7.01.  TERMINATION AND SUBSTITUTION OF SERVICING AGREEMENTS

        Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to Saxon, the Master Servicer and the Trustee, a certificate of an Officer that an event has occurred that may justify termination of such Servicing Agreement, describing the circumstances surrounding such event. Subject to Section 1.03 hereof, the Master Servicer may or shall terminate such Servicing Agreement.

         If a Servicing Agreement is terminated, the Master Servicer shall enter into a substitute Servicing Agreement with another mortgage loan servicing company acceptable to the Master Servicer and Rating Agency under which such mortgage loan servicing company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Servicer under such terminated Servicing Agreement. Notwithstanding the foregoing, no such substitute Servicing Agreement need contain a covenant by the substitute Servicer to purchase Converted Mortgage Loans. Until such time as the Master Servicer enters into a substitute servicing agreement with respect to the Mortgage Loans, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by the terminated Servicer under the terminated Servicing Agreement. In no event, however, shall the Master Servicer be deemed to have assumed the obligations of a Servicer to purchase any Mortgage Loan from the Trust pursuant to any provision of the related Servicing Agreement or the Guide or to make Advances with respect to any Mortgage Loan, except to the extent specifically provided in Section 3.04 of the Standard Terms. As compensation to the Master Servicer for any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which the terminated Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

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        SECTION 7.02.  TERMINATION OF MASTER SERVICER; TRUSTEE TO ACT

        Each of the following shall constitute an Event of Default by the Master Servicer of its obligations under the Trust Agreement:

        (a) the Master Servicer shall fail duly to observe or perform in any material respect any of its covenants or agreements (other than its obligation to make an Advance pursuant to Section 3.04 hereof) contained in the Trust Agreement and such failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

        (b) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

        (c) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to the Master Servicer or relating to all or substantially all its property; or

        (d) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

        (e) the Master Servicer shall fail to remit funds in the Master Servicer Custodial Account to the Asset Proceeds Account as required by
Section 3.01(c) hereof within one Business Day of the date that such funds are due; or

        (f) the Master Servicer shall fail to make any Advance or other payment required by Section 3.04 or Section 3.05 hereof within one Business Day of the date that such Advance or other payment is due.

        The rights and obligations of the Master Servicer under the Trust Agreement may be terminated only upon the occurrence of an Event of Default and subject to Section 1.03 hereof. Subject to Section 1.03 hereof, if an Event of Default described in clauses (a) through (d) of this Section 7.02 shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer, terminate all the rights and obligations of the Master Servicer under the Trust Agreement, other than its rights as a Certificateholder. Subject to Section 1.03 hereof if an Event of Default described in clauses (e) and (f) of this Section 7.02 shall occur, the Trustee may terminate, by notice in writing to the Master Servicer, all the rights and obligations of the Master Servicer under the Trust Agreement, other than its rights as a Certificateholder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under the Trust Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall, to the maximum extent permitted by law, pass to and be vested in the Trustee pursuant to and under this Section 7.02 (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under the Trust Agreement on or prior to the date of such termination. Without limiting the generality of the foregoing, the Trustee is hereby authorized and empowered to execute and deliver on behalf of and at the expense of the Master Servicer, as the Master Servicer's attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things that in the Trustee's sole and absolute judgment may be necessary or appropriate, to effect such termination. Notwithstanding the foregoing, upon any such termination the Master Servicer shall do all things reasonably requested by the Trustee to effect the termination of the Master Servicer's responsibilities, rights and powers under the Trust Agreement, and the transfer thereof to the Trustee, including, but not limited to, promptly providing to the Trustee (and in no event later than ten Business Days subsequent to such notice) all documents and records electronic and otherwise reasonably requested by the Trustee to enable the Trustee or its designee to assume and carry out the duties and obligations that otherwise were to have been performed and carried out by the Master Servicer but for such termination.

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

        Upon any such termination, the Trustee shall, to the maximum extent permitted by law, be the successor in all respects to the Master Servicer in its capacity as master servicer under the Trust Agreement, but the Trustee shall not have any liability for, or any duty or obligation to perform, any duties or obligations of the Master Servicer required to be performed prior to the date that the Trustee becomes successor master servicer.

        As successor master servicer, the Trustee shall be entitled to the fees to which the Master Servicer would have been entitled if the Master Servicer had continued to act as such. The Trustee shall also, as successor master servicer, be entitled to all the protections and indemnification afforded to the Master Servicer pursuant to Section 6.03 hereof.

        Notwithstanding the above but subject to Section 1.03 hereof, upon the occurrence of an Event of Default, if the Trustee shall be unwilling so to act, or shall, if it is unable so to act or, if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000 as the successor to the Master Servicer. No appointment of a successor to the Master Servicer shall be effective until the assumption by such successor of all future responsibilities, duties and liabilities of the Master Servicer under the Trust Agreement. Pending appointment of a successor to the Master Servicer, the Trustee or an affiliate shall, to the maximum extent permitted by law, act in such capacity as hereinabove provided.

        In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments received on the assets included in the Trust Estate as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer under the Trust Agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

        Upon the occurrence of any Event of Default, the Trustee, in addition to the rights specified in this Section 7.02, shall have the right, in its own name and as Trustee, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). No remedy provided for by the Trust Agreement shall be exclusive of any other remedy, each and every remedy shall be cumulative and in addition to any other remedy and no delay or failure to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

        For the purposes of this Section 7.02 and Section 8.01 hereof, the Trustee shall not be deemed to have knowledge of an Event of Default unless an Officer of the Trustee has actual knowledge thereof or unless written notice of such Event of Default is received by the Trustee at its Corporate Trust Office and such notice references the Certificates, the Trust or the Trust Agreement.

        SECTION 7.03.  NOTIFICATION TO CERTIFICATEHOLDERS

        (a) Upon any termination pursuant to Section 7.01 or Section 7.02 hereof, or any appointment of a successor to a Servicer or the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default or the Trustee's receipt of notice of the occurrence of any event permitting termination of a Servicer, the Trustee shall transmit by mail to the Certificateholders notice of each such Event of Default or event known to the Trustee, unless such Event of Default or event shall have been cured or waived.

                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

        SECTION 8.01.  DUTIES OF TRUSTEE

        The Trustee, prior to the occurrence of an Event of Default and after the curing of each Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in the Trust Agreement. During an Event of Default of which the Trustee has notice, the Trustee shall exercise such of the rights and powers vested in it by the Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs.

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

        The Trustee, upon receipt of any resolution, certificate, statement, opinion, report, document, order or other instrument specifically required to be furnished to it pursuant to any provision of the Trust Agreement, shall examine such instrument to determine whether it conforms to the requirements of the Trust Agreement; provided, however, that the Trustee shall be under no duty to recalculate, verify or recompute any information provided to it hereunder by Saxon or the Master Servicer. If any such instrument is found not to conform to the requirements of the Trust Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee shall provide notice thereof to the Certificateholders.

        No provision of the Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

        (a) prior to the occurrence of an Event of Default, and after the curing of each Event of Default, the duties and obligations of the Trustee shall be determined solely by the express provisions of the Trust Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Trust Agreement, no implied covenants or obligations shall be read into the Trust Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of the Trust Agreement;

        (b) the Trustee shall not be personally liable for an error of judgment made in good faith by an Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

        (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Trust Agreement;

        (d) any determination of negligence or bad faith of the Trustee shall be made only upon a finding that there is clear and convincing evidence (and not upon the mere preponderance of evidence) thereof in a proceeding before a court of competent jurisdiction in which the Trustee has had an opportunity to defend; and

        (e) in no event shall the Trustee be held liable for the actions or omissions of the Master Servicer or a Servicer (excepting the Trustee's own actions as Master Servicer or Servicer), and in connection with any action or claim for recovery sought against the Trustee based upon facts involving the acts or omissions of the Master Servicer or Saxon, or involving any allegation or claim of liability or recovery against the Trustee by the Master Servicer or by a Seller, the Trustee shall not be held to a greater standard of care than the Master Servicer or the Seller would be held in such situation. No provision of the Trust Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to duties set forth herein (which duties shall not be deemed to include actions required to be taken by the Trustee arising out of the failure of another person to take any required action hereunder).

        SECTION 8.02.  CERTAIN MATTERS AFFECTING THE TRUSTEE

        (a)    Except as otherwise provided in Section 8.01 hereof:

               (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate of auditors or other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Further, the Trustee may accept a copy of the vote of the Board of Directors of any party certified by its clerk or assistant clerk or secretary or assistant secretary as conclusive evidence of the authority of any person to act in accordance with such vote, and such vote may be considered as in full force and effect until receipt by the Trustee of written notice to the contrary;

              (ii) the Trustee may, in the absence of bad faith on its part, rely upon a certificate of an Officer of the appropriate Person whenever in the administration of the Trust Agreement the Trustee shall deem it desirable that a matter be proved or established (unless other evidence be herein specifically prescribed) prior to taking, suffering or omitting any action hereunder;

               (iii) the Trustee may consult with counsel chosen with due care and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

               (iv) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of the Trust Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

               (v) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Trust Agreement;

               (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of the Trust Agreement, the Trustee may require indemnity against such expense or liability as a condition to taking any such action. The expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand;

               (vii) the Trustee may execute any of the trusts or powers under the Trust Agreement or perform any duties thereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under the Trust Agreement;

               (viii) whenever the Trustee is authorized herein to require acts or documents in addition to those required to be provided it in any matter, it shall be under no obligation to make any determination whether or not such additional acts or documents should be required unless obligated to do so under Section 8.01 hereof;

               (ix) the permissive right or authority of the Trustee to take any action enumerated in the Trust Agreement shall not be construed as a duty or obligation; and

               (x) the Trustee shall not be deemed to have notice of any matter, including, but limited to, any Event of Default, unless an Officer of the Trustee has actual knowledge thereof or unless written notice thereof is received by the Trustee at its Corporate Trust Office and such notice references the Certificates, the Trust or the Trust Agreement.

        (b) All rights of action under the Trust Agreement or under any of the Certificates that are enforceable by the Trustee may be enforced by the Trustee without the possession of any of the Certificates, or the production thereof at any trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of the Trust Agreement.

        SECTION 8.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS

        The recitals contained in the Trust Agreement and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of Saxon, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of the Trust Agreement or the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage
Loan or related  document.  The  Trustee  shall not be accountable  for  the use or application by Saxon of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to Saxon in respect of the Mortgage Loans or deposited in or withdrawn from the Asset Proceeds Account or the Master Servicer Custodial Account other than any funds held by or on behalf of the Trustee in accordance with Sections 3.01 and 3.02 hereof or as owner of the Regular Interests of the Pooling REMIC.

        SECTION 8.04.  TRUSTEE MAY OWN CERTIFICATES

        The Trustee, the Paying Agent, the Certificate Registrar or the Custodian in its respective individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, the Paying Agent, the Certificate Registrar or the Custodian.

        SECTION 8.05.  TRUSTEE'S FEES

        The Trustee shall be entitled to receive the Trustee Fee as compensation for its services under the Trust Agreement. The Trustee Fee shall be payable from amounts received with respect to the Mortgage Loans.
Saxon shall indemnify and hold harmless the Trustee, the Paying Agent, the Certificate Registrar or the Custodian and any director, officer, employee or agent thereof against any loss, liability or expense, including reasonable attorney's fees, incurred in connection with or arising out of or in connection with the Trust Agreement (other than a loss, liability or expense subject to indemnification by the Master Servicer pursuant to Section 6.01 hereof), any custodial agreement or the Certificates, including, but not limited to, any such loss, liability or expense incurred in connection with any legal action against the Trust or the Trustee, the Paying Agent, the Certificate Registrar or the Custodian or any director, officer, employee or agent thereof, or the performance of any of the duties of the Trustee, the Paying Agent or the Certificate Registrar under the Trust Agreement or the duties of the Custodian under any custodial agreement other than any loss, liability or expense incurred by reason of the willful misfeasance, bad faith or negligence in the performance of the duties under the Trust Agreement or by reason of the willful misfeasance, bad faith or gross negligence of the Custodian under any custodial agreement (including specifically any loss, liability or expense incurred by the Custodian by reason of simple negligence under any custodial agreement). The provisions of this Section 8.05 shall survive the resignation or removal of the Trustee, the Paying Agent or the Certificate Registrar and the termination of the Trust Agreement and the resignation or removal of the Custodian under any custodial agreement. The Trustee may receive an additional indemnity from a party acceptable to the Trustee.

        SECTION 8.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE

        The  Trustee  shall  at all  times  be a bank or  trust  company  that:
(i) is not an Affiliate, (ii) is organized and doing business under the laws of the United States or any state thereof and is authorized under such laws to exercise corporate trust powers, (iii) has a combined capital and surplus of at least $50,000,000, and (iv) is subject to supervision or examination by a federal or state authority. If such bank or trust company publishes reports of its condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.

        SECTION 8.07.  RESIGNATION AND REMOVAL OF THE TRUSTEE

        The Trustee may at any time resign and be discharged from the trusts created pursuant to the Trust Agreement by giving written notice thereof to Saxon, the Master Servicer and all Certificateholders. Upon receiving such notice of resignation, Saxon shall promptly, subject to
Section 1.03 hereof, appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. Saxon shall deliver a copy of such instrument to the Certificateholders, the Master Servicer and each Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request therefor by Saxon, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Saxon, subject to Section 1.03 hereof, may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. Saxon shall also deliver a copy of such instrument to the Certificateholders, the Master Servicer and each Servicer.

        Subject to Section 1.03 hereof, the Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to each of Saxon, the Trustee so removed and the successor so appointed. Saxon shall deliver a copy of such instruments to the Certificateholders, the Master Servicer and each Servicer.

        Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

        SECTION 8.08.  SUCCESSOR TRUSTEE

        Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to Saxon, the Master Servicer and the predecessor trustee an instrument accepting such appointment under the Trust Agreement, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor thereunder, with the like effect as if originally named as trustee therein. The predecessor trustee shall deliver, or cause to be delivered, to the successor trustee all Trustee Mortgage Loan Files and related documents and statements held by it under the Trust Agreement, and Saxon, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        No successor  trustee shall accept  appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof.

        Upon acceptance of appointment by a successor trustee as provided in this Section, Saxon shall mail notice of the succession of such trustee under the Trust Agreement to all Certificateholders at their addresses as shown in the Certificate Register. If Saxon fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of Saxon.

        SECTION 8.09.  MERGER OR CONSOLIDATION OF TRUSTEE

        Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee under the Trust Agreement provided such Person shall be eligible under the provisions of Section 8.06 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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        SECTION 8.10.  APPOINTMENT OF TRUSTEE OR SEPARATE TRUSTEE

        For the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property securing the same may at the time be located, Saxon, the Master Servicer and the Trustee acting jointly, subject to
Section 1.03 hereof, shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as Saxon, the Master Servicer or the Trustee may consider necessary or desirable. If Saxon or the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee(s) or separate trustee(s) hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereof and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under the Trust Agreement or as successor to the Master Servicer pursuant to
Section 7.02 hereof), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the Trust Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of the Trust Agreement, specifically including every provision of the Trust Agreement relating to the conduct of or affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        Any  separate   trustee  or   co-trustee   may,  at  any  time,
constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Any expense associated with the appointment of a separate trustee or co-trustee shall not be an expense of the Master Servicer.

        SECTION 8.11.  APPOINTMENT OF CUSTODIANS

        The appointment of the Custodian may at any time be terminated and a substitute Custodian appointed therefor by the Trustee, subject to Section
1.03 hereof, pursuant to a Custody Agreement satisfactory in form and substance to the Trustee. Subject to Section 1.03 hereof, the Trustee shall terminate the appointment of any Custodian and appoint a substitute custodian upon the request of the Master Servicer. The Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Trustee Mortgage Loan File. Any such Custodian may not be an affiliate of Saxon or any Seller.

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        SECTION 8.12.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
CERTIFICATES

        All rights of action and claims under the Trust Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

                                   ARTICLE IX
               TERMINATION OF THE TRUST; PURCHASE OF CERTIFICATES

        SECTION 9.01.  TERMINATION OF TRUST

        The Trust created under a Trust Agreement and all obligations created thereby will terminate upon the payment to the Holders of all Certificates (including the Certificate Insurer, pursuant to its subrogation and reimbursement rights), from amounts other than those available under the Certificate Insurance Policies, of all amounts held by the Trustee and required to be paid to such Holders pursuant to this Agreement upon the last to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate and (c) if an election has been made to treat certain assets of the Trust as a REMIC, at any time when a Qualified Liquidation of the REMIC is effected as described below. To effect a termination of this Agreement pursuant to clause (c) above, the Holders of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of the REMIC to adopt a plan of complete liquidation , as contemplated by Section 860F(a)(4) of the Code and as prepared by the Master Servicer and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such liquidation constitutes, as to the REMIC, a Qualified Liquidation, and the Trustee either shall sell the assets constituting the REMIC and distribute the proceeds of the liquidation of the Trust Estate, or shall distribute equitably in kind all the assets of the Trust Estate to the remaining Holders of the Certificates each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation. The Holders of the Certificates agree, by acceptance of Certificates, that there may be no claim under any Certificate Insurance Policy following termination of the Trust pursuant to clause (c) of the first sentence of this Section 9.01 without the consent of the Certificate Insurer. In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of George Herbert Walker Bush, former President of the United States, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to each Holder and Certificate Insurer in the manner set forth in Section 11.05 hereof.

        SECTION 9.02.  OPTIONAL TERMINATION

        (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, Saxon or the Holders of a majority in Percentage Interests of the Class of Certificates designated in the Trust Agreement (the "Designated Class") may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount computed at the Adjusted Pass-Through Rate, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus any unpaid Reimbursement Amounts plus the aggregate amount of any unreimbursed Advances and any Advances which a Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all other Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee (or the Paying Agent on behalf of the Trustee) all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

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

        (b) If an election has been made to treat certain assets of the Trust as a REMIC, in connection with any such purchase, Saxon or such Holders shall direct the Trustee to adopt and the Trustee shall adopt, as to the REMIC, a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to the REMIC, a Qualified Liquidation. In addition, Saxon or such Holders shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

        (c) Promptly following any purchase described in this Section 9.02, the Trustee will release the Trustee Mortgage Loan File to the Holders of the Designated Certificates or otherwise upon their order.

        SECTION 9.03.  OPTIONAL PURCHASE

        On any Distribution Date on or after the Initial Optional Termination Date, the Holders of a majority in Percentage Interests of the Designated Class may purchase the Certificates of all other Classes by depositing with the Paying Agent on the preceding Master Servicer Remittance Date an amount equal to the Certificate Principal Balance of such Certificates on such Distribution Date plus interest thereon to such Distribution Date.

        SECTION 9.04.  TERMINATION UPON LOSS OF REMIC STATUS

        If a REMIC has been formed with respect to all or any portion of the Trust Estate:

        (a) Following a final determination by the Internal Revenue Service or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal may be taken, to the effect that the REMIC does not and will no longer qualify as a REMIC pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination (i) the Certificate Insurer or the Holders of a majority in Percentage Interests of the Regular Certificates then outstanding with the consent of the Certificate Insurer may direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation, as prepared by the Master Servicer, and (ii) the Certificate Insurer may notify the Trustee of the Certificate Insurer's determination to purchase from the Trust all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a price equal to the sum of (x) the greater of (i) 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account representing collections of principal on the Mortgage Loans during the current Remittance Period and (ii) the fair market value of such Mortgage Loans (disregarding accrued interest),
(y) one month's interest on such amount computed at the Adjusted Pass-Through Rate and (z) the aggregate amount of any unreimbursed Advances and any Advances which a Servicer or Master Servicer has theretofore failed to remit.

        Upon receipt of such direction from the Certificate Insurer, the Trustee shall notify the Servicers and the Holders of the Residual Certificates of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The Holders of a majority of the Percentage Interest of the Residual Certificates then Outstanding may, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the aggregate Scheduled Principal Balances of all Mortgage Loans as of the date of such purchase, plus (a) one month's interest on such amount at the Adjusted Pass-Through Rate, (b) the aggregate amount of any unreimbursed Advances and unpaid Servicing Fees and Master Servicing Fees, (c) any Advances which a Servicer or Master Servicer has theretofore failed to remit and (d) any outstanding Reimbursement Amount.

        If, during the Purchase Option Period, the Holders of the Residual Certificates have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period
(i) if the Certificate Insurer or the Holders of a majority in Percentage Interests of the Regular Certificates with the consent of the Certificate Insurer have given the Trustee the direction described in clause (a)(i) above, the Trustee shall sell the Mortgage Loans and reimburse the Servicers or Master Servicer for unreimbursed Advances, Master Servicing Fees, and Servicing Fees and distribute the remaining proceeds of the liquidation of the Trust Estate, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the Trust Estate, the distribution of the proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 60th day, or such later day as the Certificate Insurer or Holders with the consent of the Certificate Insurer shall permit or direct in writing, after the expiration of the Purchase Option Period and (ii) if the Certificate Insurer has given the Trustee notice of the Certificate Insurer's determination to purchase the Trust Estate described in clause (a)(ii) above, the Certificate Insurer shall, within 60 days, purchase all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate. In connection with such purchase, the Master Servicer shall remit to the Trustee (or the Paying Agent on behalf of the Trustee) all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

        (b) Following a Final Determination, the Holders of a majority in Percentage Interests of the Residual Certificates then Outstanding may, at their option and upon delivery to the Certificate Insurer of an Opinion of Counsel experienced in federal income tax matters acceptable to the Certificate Insurer selected by such Holders which opinion shall be reasonably satisfactory in form and substance to the Certificate Insurer to the effect that the effect of the Final Determination is to increase substantially the probability that the gross income of the Trust will be subject to federal taxation, purchase from the Trust all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the aggregate Scheduled Principal Balances of all Mortgage Loans as of the date of such purchase, plus (a) one month's interest on such amount computed at the Adjusted Pass-Through Rate, (b) the aggregate amount of unreimbursed Advances, Servicing Fees and Master Servicing Fees, (c) the interest portion of any Advances which a Servicer or Master Servicer has theretofore failed to remit and (d) any outstanding Reimbursement Amount. In connection with such purchase, the Master Servicer shall remit to the Trustee (or the Paying Agent on behalf of the Trustee) all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase. The foregoing opinion shall be deemed satisfactory unless the Certificate Insurer gives such Holders notice that such opinion is not satisfactory within thirty days after receipt of such opinion. In connection with any such purchase, such Holders shall direct the Trustee to adopt a plan of complete liquidation acceptable to the Certificate Insurer, as prepared by the Master Servicer and shall provide to the Trustee and the Certificate
Insurer an Opinion of Counsel experienced in federal income tax matters to the effect that such purchase constitutes, as to the REMIC, a Qualified Liquidation.

        SECTION 9.05.  DISPOSITION OF PROCEEDS

        The Trustee (or the Paying Agent on behalf of the Trustee) shall deposit the proceeds of any liquidation of the Trust Estate pursuant to this
Article IX to the Asset Proceeds Account for application as provided in the Trust Agreement; provided, however, that any amounts representing unrecovered Advances which the Master Servicer determined to be non-recoverable and unreimbursed Advances, accrued and unpaid Master Servicing Fees, and Servicing Fees theretofore funded by a Servicer from such Servicer's own funds shall be paid by the Trustee (or the Paying Agent on behalf of the Trustee) to the Master Servicer or such Servicer, respectively, from the proceeds of the Trust Estate.

                                    ARTICLE X
                              REMIC TAX PROVISIONS

        SECTION 10.01.  REMIC ADMINISTRATION

        (a) Unless otherwise specified in the Trust Agreement, the Trustee shall elect (on behalf of each REMIC to be created) to have the Trust (or designated assets thereof) treated as one or more REMICs on Form 1066 or such other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued as well as on any corresponding state tax or information return necessary to have the Trust (or such assets) treated as one or more REMICs under state law.

        (b) The Master Servicer shall pay any and all tax related expenses (not including taxes) of the Trust and each REMIC, including, but not limited to, any professional fees or expenses related to (i) audits or any administrative or judicial proceedings with respect to each REMIC that involve the Internal Revenue Service or state tax authorities or (ii) the adoption of a plan of complete liquidation.

        (c) The Master Servicer shall prepare any necessary forms for election as well as all the Trust's and each REMIC's federal and state tax and information returns. At the request of the Master Servicer, the Trustee shall sign and file such returns on behalf of each REMIC. The expenses of preparing and filing such returns shall be borne by the Master Servicer.

        (d) The Master Servicer shall perform all reporting and other tax compliance duties that are the responsibility of the Trust and each REMIC under the REMIC Provisions or state or local tax law. Among its other duties, if required by the REMIC Provisions, the Master Servicer, acting as agent of each REMIC, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Disqualified Organization and
(ii) to the Trustee such information as is necessary for the Trustee to discharge its obligations under the REMIC Provisions to report tax information to the Certificateholders.

        (e) Saxon, the Master Servicer, the Trustee (to the extent it has been instructed by Saxon or the Master Servicer), and the Holders of the Residual Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.

        (f) Saxon, the Master Servicer, the Trustee (to the extent it has been instructed by Saxon or the Master Servicer), and the Holders of the Residual Certificates shall not take any action required by the Code or REMIC Provisions or fail to take any action, or cause any REMIC to take any action or fail to take any action, that, if taken or not taken, could endanger the status of any such REMIC as a REMIC unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take or to fail to take such action) to the effect that the contemplated action or failure to act will not endanger such status.

        (g) Unless otherwise provided in the Trust Agreement, any taxes that are imposed upon the Trust or any REMIC by federal or state (including local) governmental authorities (other than taxes paid by a party pursuant to
Section 10.02 hereof or as provided in the following sentence) shall be allocated in the same manner as Realized Losses are allocated. Any taxes imposed upon the Trust or any REMIC by the jurisdiction (or any subdivision thereof) in which the Corporate Trust Office of the Trustee is located that would not have been imposed on the Trust or such REMIC in the absence of any legal or business connection between the Trustee and such jurisdiction (or locality), shall be paid by the Trustee and, notwithstanding anything to the contrary in the Trust Agreement, such taxes shall be deemed to be part of the Trustee's cost of doing business and shall not be reimbursable to the Trustee.

        (h) Unless otherwise provided in the Trust Agreement, the Master Servicer or an Affiliate shall acquire a Residual Certificate in each REMIC and will act as the Tax Matters Person of each REMIC and perform various tax administration functions of each REMIC as its agent. If the Master Servicer or an Affiliate is unable for any reason to fulfill its duties as Tax Matters Person for a REMIC, the holder of the largest Percentage Interest of the Residual Certificates in such REMIC shall become the successor Tax Matters Person of such REMIC.

        SECTION 10.02.  PROHIBITED ACTIVITIES

        Except as otherwise provided in the Trust Agreement, neither Saxon, the Master Servicer, the Holders of the Residual Certificates, nor the Trustee shall engage in, nor shall the parties permit, any of the following transactions or activities unless it has received (i) a Special Tax Opinion and (ii) a Special Tax Consent from each of the Holders of the Residual Certificates (unless the Special Tax Opinion specially provides that no REMIC-level tax will result from the transaction or activity in question):

               (i) the sale or other disposition of, or substitution for, any Mortgage Loan except pursuant to (A) a foreclosure or default with respect to such Mortgage Loan, (B) the bankruptcy or insolvency of any REMIC, (C) the termination of any REMIC pursuant to Section 9.02 hereof or (D) a substitution or purchase in accordance with Section 2.03 hereof;

               (ii) the acquisition of any Mortgage Loan for the Trust after the Closing Date except (A) during the three-month period beginning on the Closing Date pursuant to a fixed price contract in effect on the Closing Date that has been reviewed and approved by tax counsel acceptable to the Master Servicer or (B) a substitution in accordance with Section 2.03 hereof;

               (iii) the sale or other disposition of any investment in the Asset Proceeds Account at a gain;

               (iv) the sale or other disposition of any asset held in a Reserve Fund for a period of less than three months (a "Short-Term Reserve Fund Investment") if such sale or other disposition would cause 30% or more of a REMIC's income from such Reserve Fund for the taxable year to consist of gain from the sale or disposition of Short-Term Reserve Fund Investments;

               (v) the withdrawal of any amounts from any Reserve Fund except (A) for the distribution pro rata to the Holders of the Residual Certificates or (B) to provide for the payment of expenses of the related REMIC or amounts payable on the Certificates in the event of defaults or late payments on the Mortgage Loans or lower than expected returns on funds held in the Asset Proceeds Account, as provided under section 860G(a)(7) of the Code;

               (vi)    the  acceptance of any  contribution  to the Trust except
        (A) a cash contribution received during the three month period beginning on the Closing Date, (B) any transfer of funds from a Mortgagor Bankruptcy Fund, Special Hazard Fund or Interest Fund to the Asset Proceeds Account, (C) a cash contribution to a Reserve Fund owned by a REMIC that is made pro rata by the Holders of the Residual Certificates, (D) a cash contribution to facilitate a Terminating Purchase that is made within the 90-day period beginning on the date on which a plan of complete liquidation is adopted pursuant to Section 9.04(a)(A) hereof, or (E) any other cash contribution approved by the Master Servicer after consultation with tax counsel; or

               (vii) any other transaction or activity that is not contemplated by the Trust Agreement.

        Any party causing the Trust to engage in any of the activities prohibited in this Section 10.02 shall be liable for the payment of any tax imposed on the Trust pursuant to section 860F(a)(1) or 860G(d) of the Code as a result of the Trust engaging in such activities.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

        SECTION 11.01.  AMENDMENT OF TRUST AGREEMENT

        The Trust Agreement may be amended or supplemented from time to time by Saxon, the Master Servicer and the Trustee, subject to Section 1.03 hereof, but without the consent of any of the Certificateholders (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust (or certain assets thereof) either as a REMIC or as a grantor trust, as applicable under the Code at all times that any Certificates are outstanding or (iv) to make any other provisions with respect to matters or questions arising under the Trust Agreement or matters arising with respect to the Trust that are not covered by the Trust Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder. Any such amendment or supplement shall be deemed not to adversely affect in any material respect any Certificateholder if there is delivered to the Trustee written notification from each Rating Agency to the effect that such amendment or supplement will not cause such Rating Agency to reduce the then current rating assigned to such Certificates.

        The Trust Agreement may also be amended from time to time by Saxon, the Master Servicer and the Trustee, subject to Section 1.03 hereof, and with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding. For purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of Saxon or an Affiliate shall be entitled to Voting Rights with respect to matters affecting such Certificates.

        Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

        It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        SECTION 11.02.  RECORDATION OF AGREEMENT; COUNTERPARTS

        To the extent permitted by applicable law, the Trust Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of or all the properties subject to the Security Instruments are situated, and in any other appropriate public recording office or elsewhere, only if such recording is deemed necessary by an Opinion of Counsel (which shall not be an expense of the Master Servicer or the Trustee) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        For the purpose of facilitating the recordation of the Trust Agreement as herein provided and for other purposes, the Trust Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        SECTION 11.03.  LIMITATION OF RIGHTS OF CERTIFICATEHOLDERS

        The death or incapacity of any Certificateholder shall not operate to terminate the Trust Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

        No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to the Trust Agreement pursuant to any provision thereof.

        No Certificateholder shall have any right by virtue of any provision of the Trust Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Trust Agreement unless (i) such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and (ii) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Trust Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue of any provision of the Trust Agreement to affect, disturb or prejudice the rights of any other Certificateholders, or to obtain or seek to obtain priority over or preference to any other Certificateholders or to enforce any right under the Trust Agreement, except in the manner therein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        SECTION 11.04.  GOVERNING LAW

        The Trust Agreement shall be construed in accordance with and governed by the laws of the State applicable to agreements made and to be performed therein.

        SECTION 11.05.  NOTICES

        All demands and notices under the Trust Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to the party concerned at its address set forth in the Trust Agreement, or such other address or telecopy number as may hereafter be furnished to each party to the Trust Agreement in writing by any such party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, or by express delivery service, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in the Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above. A copy of any notice given hereunder to any other party shall be delivered to the Trustee.

        SECTION 11.06.  SEVERABILITY OF PROVISIONS

        If any one or more of the covenants, agreements, provisions or terms of the Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of the Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of the Trust Agreement or of the Certificates or the rights of the Certificateholders.

        SECTION 11.07.  SALE OF MORTGAGE LOANS

        It is the express intent of Saxon and the Trustee that the conveyance of the Mortgage Loans by Saxon to the Trustee pursuant to the Trust Agreement be construed as a sale of the Mortgage Loans by Saxon to the Trustee for the benefit of the Certificateholders. It is, further, not the intention of Saxon and the Trustee that such conveyance be deemed a pledge of the Mortgage Loans by Saxon to the Trustee for the benefit of the Certificateholders to secure a debt or other obligation of Saxon.
Nevertheless, if, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of Saxon then (i) the Trust Agreement shall be deemed to be a security agreement within the meaning of
Article 9 of the UCC, (ii) the conveyance by Saxon provided for in the Trust Agreement shall be deemed to be a grant by Saxon to the Trustee for the benefit of the Certificateholders of a security interest in all Saxon's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, but not limited to, all amounts, other than investment earnings, from time to time held or invested in the Master Servicer Custodial Account or Asset Proceeds Account, whether in the form of cash, instruments, securities or other property, (iii) the possession by the Trustee or the Custodian of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC of the State and (iv) notifications to persons holding such
property,   and acknowledgments,  receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Saxon and the Trustee (to the extent it has been instructed by Saxon or the Master Servicer) shall, to the extent consistent with the Trust Agreement, take such actions as may be necessary to ensure that, if the Trust Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Trust Agreement.

        SECTION 11.08.  NOTICE TO RATING AGENCY

        (a) The Trustee shall use its best efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (i) any material change or amendment to the Trust Agreement or any agreement assigned to the Trust;

               (ii) the occurrence of any Event of Default involving the Master Servicer that has not been cured or any recommendation by the Master Servicer that a Servicing Agreement with a Servicer be terminated;

               (iii) the resignation, termination or merger of Saxon, the Master Servicer, the Trustee or any Servicer;

               (iv) the purchase or substitution of Mortgage Loans pursuant to Section 2.03 hereof;

               (v)     the final payment to Certificateholders;

               (vi) any change in the location of any Master Servicer Custodial Account, Reserve Fund or Asset Proceeds Account;

               (vii) any event that would result in the inability of the Servicer or the Master Servicer to make Advances regarding delinquent Mortgage Loans or the inability of the Trustee to make any such Advance if it is serving as the Master Servicer pursuant to Section 7.02 hereof;

               (viii) any change in applicable law that would require an Assignment of a Security Instrument, not previously recorded pursuant to Section 2.01 hereof, to be recorded in order to protect the right, title and interest of the Trustee in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan.

        (b) The Master Servicer shall promptly notify the Trustee of any of the events listed in Section 11.08(a) of which it has actual knowledge. In addition, the Trustee shall promptly furnish to each Rating Agency at its address set forth in the Trust Agreement copies of the following:

               (i)     each report to Certificateholders described in Section
                       4.01 hereof; and

               (ii)    each Annual Compliance Statement.

        (c) Any notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service, to each Rating Agency at the address specified in the Trust Agreement.

                                                                     Exhibit A-1

                          FORM OF INITIAL CERTIFICATION

                             [____________], 199[_]

Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060
Attention:  [____________________]
[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER]
[-------------------------]
[-------------------------]
Attention:  [____________________]

               Trust Agreement, dated as of [____________], 199[_]
                      among Saxon Asset Securities Company,
                   [____________________], as Master Servicer,
                    and [____________________]_, as Trustee,
           Mortgage Loan Asset Backed Certificates, Series 199[_]-[_]

Ladies and Gentlemen:

     In accordance with Section 2.02 of the Standard Terms to the above-captioned Trust Agreement, the Custodian hereby certifies that, as to each mortgage loan listed in the Mortgage Loan Schedule [to the Trust Agreement
referred to above] [to the Subsequent Sales Agreement dated [         ], 199[ ],
has reviewed the Trustee Mortgage Loan File and determined that, except as noted on the Schedule of Exceptions attached hereto: (i) all documents required to be included in the Trustee Mortgage Loan File (as set forth in Section 2.01 of the Standard Terms) are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on its examination, or the examination by a Custodian on its behalf, and only as to such documents, the information set forth on such Mortgage Loan Schedule accurately reflects the information set forth in the Trustee Mortgage Loan File. The Custodian further certifies that its review of each Trustee Mortgage Loan File included each of the procedures listed in clause (b) of
Section 2.02 of the Standard Terms.

        The Custodian further certifies as to each Mortgage Note that:

        (1) except for the endorsement required pursuant to clause (a) of the definition of Trustee Mortgage Loan File, the Mortgage Note, on the face or the reverse side(s) thereof, does not contain evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer; and

        (2) the Mortgage Note bears an endorsement (which appears to be an original) as required pursuant to clause (a) of the definition of Trustee Mortgage Loan File.

        Except as described herein, neither the Trustee nor any Custodian on its behalf has made an independent examination of any documents contained in any Trustee Mortgage Loan File. Neither the Trustee nor the Custodian makes any representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in any Trustee Mortgage Loan File for any of the Mortgage Loans listed on the Mortgage Loan Schedule to the Trust Agreement, (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Trustee Mortgage Loan File should include any surety or guaranty agreement, Note Assumption Rider, buydown agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

                                     A-1-1

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Trust Agreement.

                              [CUSTODIAN],

                              as custodian

                              By:____________________________

                              Title:_________________________

                                     A-1-2

                                                                     Exhibit A-2

                           FORM OF FINAL CERTIFICATION

                             [____________], 199[_]

Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060
Attention:  [____________________]
[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER]
[-------------------------]
[-------------------------]
Attention:  [____________________]

               Trust Agreement, dated as of [____________], 199[_]
                      among Saxon Asset Securities Company,
                   [____________________], as Master Servicer,
                    and [____________________]_, as Trustee,
           Mortgage Loan Asset Backed Certificates, Series 199[_]-[_]

Ladies and Gentlemen:

        In accordance with Section 2.02 of the Standard Terms to the above-captioned Trust Agreement, the Custodian hereby certifies that, except as noted on the Schedule of Exceptions attached hereto, for each Mortgage Loan listed in the Mortgage Loan Schedules (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received a complete Trustee Mortgage Loan File which includes each of the documents required to be included in the Trustee Mortgage Loan File.

        Except as specifically required in the above-captioned Trust Agreement, neither the Trustee nor any Custodian on its behalf has made an independent examination of any documents contained in any Trustee Mortgage Loan File. Neither the Trustee nor the Custodian makes any representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in any Trustee Mortgage Loan File for any of the Mortgage Loans listed on the Mortgage Loan Schedule to the Trust Agreement, (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Trustee Mortgage Loan File should include any surety or guaranty agreement, Note Assumption Rider, buydown agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Trust Agreement.

                              [CUSTODIAN],

                              as custodian

                              By:____________________________

                              Title:_________________________

                                     A-2-1

                                                                       Exhibit B

                           FORM OF RECORDATION REPORT

                             [____________], 199[_]

[MASTER SERVICER]
[-------------------------]
[-------------------------]
Attention:  [____________________]
[TRUSTEE]

[-------------------------]
[-------------------------]
Attention:  [____________________]

               Trust Agreement, dated as of [____________], 199[_]
                      among Saxon Asset Securities Company,
                   [____________________], as Master Servicer,
                    and [____________________]_, as Trustee,
           Mortgage Loan Asset Backed Certificates, Series 199[_]-[_]

Ladies and Gentlemen:

        In accordance with Section 2.02(e) of the Standard Terms, the Custodian hereby notifies you that, as of the date hereof with respect to the following Mortgage Loans, it has not received the indicated documents.

        If a Security Instrument for any Mortgage Loan has not been recorded and the original recorded Security Instrument or a copy of such recorded Security Instrument with such evidence of recordation certified to be true and correct by the appropriate governmental recording office has not been delivered to the Trustee (or to a Custodian on its behalf), the Seller or Servicer may be required to purchase such Mortgage Loan from the Trustee if such defect materially and adversely affects the value of the Mortgage Loan or the interest of the Trust therein.

        [If an Assignment to the Trustee or a Custodian on its behalf, as applicable, of the Seller's interest in a Security Instrument has not been recorded within one year of the Closing Date, the Seller or Servicer shall be required to (i) purchase the related Mortgage Loan from the Trustee or (ii) if there have been no defaults in the Monthly Payments on such Mortgage Loan, deposit an amount equal to the Purchase Price into an escrow account maintained by the Trustee.]




                                                                   Documents Not Received
                                                 -----------------------------------------------------------
                                                                                        Original Recorded

           Saxon Loan Number                      Original Recorded                       Assignment of

                                                 Security Instrument                   Security Instrument
----------------------------------          -------------------------------       ---------------------------
                                              or certified copy thereof             or certified copy thereof




               *Also required with regard to any intervening Assignments.

                              [TRUSTEE],

                              as Trustee

                              By:____________________________

                              Title:_________________________

                                                                       Exhibit C

                            FORM OF REMITTANCE REPORT

                         Saxon Asset Securities Company

        Trust:  Mortgage Loan Asset Backed Certificates, Series 199[_]-[_]

        Distribution Date:  [____________], 199[_]

        Reporting Month:  [____________] 199[_]

               The following class, series and collateral information will be included on each Remittance Report, as appropriate:


Class Level                         Collateral Level                       Series Level
-----------                         ----------------                       ------------


Class Name                           Asset Proceeds Account -               Scheduled Principal

Pass-Through Rate                      Deposits and Withdrawals             Unscheduled Principal

Beginning Balance                    Balance Information for                Scheduled Interest

Interest Distribution                  Other Accounts                       Beginning Loan Count

Principal Distribution               Advances on Delinquencies              Ending Loan Count

Realized Losses                      Beginning Balance                      Realized Losses

Ending Balance                       Interest Distribution                  Weighted Average Maturity

Aggregate Realized Losses            Principal Distribution                    (WAM)

Original Balance                     Realized Losses                        Weighted Average

Record Date                          Ending Balance                         Mortgage Note Rate

Interest Distribution Factor         Total Distribution                     Total Distribution

Principal Distribution Factor        Aggregate Realized Losses              Weighted Average Net Rate

Remaining Principal Factor           Original Balance                       Weighted Average Pass-

Scheduled Principal                  Remaining Principal Factor               Through Rate

Unscheduled Principal                Scheduled Principal                    Delinquency Statistics

Current Interest                     Unscheduled Principal                     - 30, 60, and 90 day

Recovery/(Shortfall)                 Current Interest                          delinquencies; foreclosures

Accretion                            Recovery/(Shortfall)                      and REO's

                                     Accretion


                                      C-1

                                                                       Exhibit D

                  FORM OF RULE 144A AGREEMENT-QIB CERTIFICATION

                         SAXON ASSET SECURITIES COMPANY

     MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 199[_]-[_], CLASS [___]

                             [____________], 199[_]

[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER] [CERTIFICATE REGISTRAR]
[-------------------------]
[-------------------------]
Attention:  [____________________]
Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060

Attention:  [____________________]

Ladies and Gentlemen:

         In connection with the purchase on the date hereof of the captioned Certificates (the "Purchased Certificates"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, Saxon, the Master Servicer, the Trustee and the Trust as follows:

         1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "Securities Act") and has completed the form of certification to that effect attached hereto as Annex A1 (if the Transferee is not a registered investment company) or Annex A2 (if the Transferee is a registered investment company). The Transferee is aware that the sale to it is being made in reliance on Rule 144A.

         2. The Transferee understands that the Purchased Certificates have not been registered under the Securities Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Securities Act and under applicable state law or unless an exemption from such registration is available. The Transferee further understands that neither Saxon, the Master Servicer, the Certificate Registrar, the Paying Agent, the Trustee nor the Trust is under any obligation to register the Purchased Certificates or make an exemption from such registration available.

         3. The Transferee is acquiring the Purchased Certificates for its own account or for the account of a "qualified institutional buyer," and understands that such Purchased Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be such a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the Securities Act and under applicable state securities laws. In addition, such transfer may be subject to additional restrictions, as set forth in Section 5.05 of the Standard Terms to the Trust Agreement.

         4. The Transferee has been furnished with all information that it requested regarding (a) the Purchased Certificates and distributions thereon and (b) the Trust Agreement referred to below.

         5. If applicable, the Transferee has complied or will comply in all material respects with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

         All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto, among Saxon Asset Securities Company, the Master Servicer and the Trustee, pursuant to which the Purchased Certificates were issued.

         IN WITNESS WHEREOF, the undersigned has caused this Rule 144A Agreement--QIB Certification to be executed by a duly authorized representative this [____] day of [____________], 199[_].

                                    [TRANSFEREE]

                                    By:____________________________

                                    Title:_________________________

                                                           Annex A1 to Exhibit D

             TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Transferee.

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), because (a) the Transferee owns and/or invests on a discretionary basis at least $100,000,000 in securities or, if the Transferee is a dealer, the Transferee owns and/or invests on a discretionary basis at least $10,000,000 in securities. The Transferee owned and/or invested on a discretionary basis at least $[____________] in securities (except for the excluded securities referred to in paragraph 3 below) as of [_____________], 199[_] [specify a date on or since the end of the Transferee's most recently ended fiscal year] (such amount being calculated in accordance with Rule 144A) and (b) the Transferee meets the criteria listed in the category marked below.

         _____ Corporation. etc. The Transferee is an organization described in Section 501(c) (3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a) (2) of the Securities Act or a savings and loan association or other similar institution referenced in Section 3(a) (5) (A) of the Securities Act), a partnership, or a Massachusetts or similar business trust.

         ____ Bank. The Transferee (a) is a national bank or banking institution as defined in Section 3(a) (2) of the Securities Act and is organized under the laws of a state, territory or the District of Columbia. The business of the Transferee is substantially confined to banking and is supervised by the appropriate state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. bank, and not more than 18 months preceding the date of this certification in the case of a foreign bank or equivalent institution, a copy of which financial statements is attached hereto.

         _____ Saving and Loan. The Transferee is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution referenced in Section 3(a) (5) (A) of the Securities Act. The Transferee is supervised and examined by a state or federal authority having supervisory authority over any such institutions or is a foreign savings and loan association or equivalent institution and has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. savings and loan association or similar institution, and not more than 18 months preceding the date of this certification in the case of a foreign savings and loan association or equivalent institution, a copy of which financial statements is attached hereto.

         _____    Broker-dealer.   The  Transferee  is  a  dealer   registered
                  pursuant to Section 15 of the Certificates Exchange Act of 1934, as amended (the "1934 Act").

         _____ Insurance Company. The Transferee is an insurance company as defined in Section 2(13) of the Securities Act, whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

         _____ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees.

         _____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Certificate Act of 1974, as amended.

         _____ Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

                                     D-1-1

         _____ Other. The Transferee qualifies as a "qualified institutional buyer" as defined in Rule 144A on the basis of facts other than those listed in any of the entries above. If this response is marked, the Transferee must certify on additional pages, to be attached to this certification, to facts that satisfy the Servicer that the Transferee is a "qualified institutional buyer" as defined in Rule 144A.

         3.       The term  "securities"  as used  herein  does not  include
(a) securities of issuers that are affiliated with the Transferee, (b) securities constituting the whole or part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (c) bank deposit notes and certificates of deposit, (d) loan participations, (e) repurchase agreements, (f) securities owned but subject to a repurchase agreement and (g) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph.
Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the 1934 Act.

         5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Purchased Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be made in reliance on Rule 144A.

         6.       Will the Transferee be purchasing  YES     NO

the Purchased Certificates only for the Transferee's own account?

                  If the answer to the foregoing question is "NO", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Purchased Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                     D-1-2

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this [____] day of [____________], 199[_].

                                    [TRANSFEREE]

                                    By:____________________________

                                    Name:__________________________

                                    Title:_________________________

                                    Date:__________________________

                  Saxon Asset Securities Company,

                  Mortgage Loan Asset Backed Certificates, Series 199[_]-[_], Class [___]






                                     D-1-3

                                                           Annex A2 to Exhibit D

              TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Purchased Certificates (the 'Transferee") or, if the Transferee is part of a Family of Investment Companies (as defined in paragraph 3 below), is an officer of the related investment adviser (the "Adviser").

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), because (a) the Transferee is an investment company (a "Registered Investment Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act") and (b) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to in paragraph 4 below) as of [____________], 199[_] [specify a date on or since the end of the Transferee's most recently ended fiscal year]. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities to the Transferee or the Transferee's Family of Investment Companies was used.

         _____ The Transferee owned $[____________] in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
                  144A).

         _____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $[____________] in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more Registered Investment Companies except for a unit investment trust whose assets consist solely of shares of one or more Registered Investment Companies (provided that each series of a "series company, as defined in Rule 18f-2 under the 1940 Act, shall be deemed to be a separate investment company) that have the same investment adviser (or, in the case of a unit investment trust, the same depositor) or investment advisers (or depositors) that are affiliated (by virtue of being majority-owned subsidiaries of the same parent or because one investment adviser is a majority-owned subsidiary of the other).

         4.       The term  "securities"  as used  herein  does not  include
(a) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (b) bank deposit notes and certificates of deposit, (c) loan participations, (d) repurchase agreements, (e) securities owned but subject to a repurchase agreement and (f) currency, interest rate and commodity swaps.

         5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

         6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions
herein.  Until  such  notice,  the  Transferee's   purchase  of  the  Purchased
Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                     D-2-1

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this [____] of [____________], 199[_].

                                    [TRANSFEREE OR ADVISOR]

                                    By:____________________________

                                    Name:__________________________

                                    Title:_________________________

                                    Date:__________________________

                  Saxon Asset Securities Company,

                  Mortgage Loan Asset Backed Certificates, Series 199[_]-[_], Class [___]

                                    IF AN ADVISER:

                                    Print Name of Transferee

                                    Date:__________________________

                                     D-2-2

                                                                       Exhibit E

                          FORM OF TRANSFEREE AGREEMENT
                         SAXON ASSET SECURITIES COMPANY
     MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 199[_]-[_], CLASS [___]

                             [____________], 199[_]

[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER] [CERTIFICATE REGISTRAR]
[-------------------------]
[-------------------------]
Attention:  [____________________]

Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060
Attention:  [____________________]

Ladies and Gentlemen:

         In connection with the purchase on the date hereof of the captioned Certificates (the "Purchased Certificates"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, Saxon, the Master Servicer, the Trustee and the Trust as follows:

         1. Representations and Warranties. The Transferee represents and warrants:

                  (a) The Transferee is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Transferee is organized, is authorized to invest in the Purchased Certificates and to enter into this Agreement, and has duly executed and delivered this Agreement.

                  (b) The Transferee is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution of the Purchased Certificates, in whole or in part, in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

                  (c) The Transferee is an "Accredited Investor" as defined in Rule 501(a) (1), (2), (3) or (7) of Regulation D under the Securities Act.

                  (d) The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

                  (e)      The   Transferee   confirms  that  Saxon  has  made
         available to the Transferee the opportunity to ask questions of, and receive answers from, Saxon concerning Saxon, the Trust, the purchase by the Transferee of the Purchased Certificates and all matters relating thereto, and to obtain additional information relating thereto that Saxon possesses or can acquire without unreasonable effort or expense.

         2.       Covenants.  The Transferee Covenants:

                  (a) The Transferee will not make a public offering of the Purchased Certificates, and will not reoffer or resell the Purchased Certificates in a manner that would render the issuance and sale of the Purchased Certificates, whether considered together with the resale or otherwise, a violation of the Securities Act, or any state securities or "Blue Sky" laws or require registration pursuant thereto;

                  (b) The Transferee agrees that, in its capacity as holder of the Purchased Certificates, it will assert no claim or interest in the Mortgage Loans by reason of owning the Purchased Certificates other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Trust Agreement and the securities; and

                  (c) If applicable, the Transferee will comply in all material respects with respect to the Purchased Certificates with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

         3.       Transfer Restrictions.

                  (a) The Transferee understands that the Purchased Certificates have not been registered under the Securities Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Securities Act and under applicable state law or unless an exemption from such registration is available. If so requested by the Master Servicer or the Trustee, the Transferee and the transferor shall certify to Saxon, the Master Servicer and the Trustee as to the factual basis for the registration or qualification exemption relied upon. The Transferee further understands that neither Saxon, the Master Servicer, the Trustee nor the Trust is under any obligation to register the Purchased Certificates or make an exemption from such registration available.

                  (b) In the event that the transfer is to be made within three years of the date the Purchased Certificates were acquired by a non-Affiliate of Saxon from Saxon or an Affiliate of Saxon, the Master Servicer or the Trustee may require an Opinion of Counsel (which shall not be an expense of Saxon, the Master Servicer or the Trustee) that such transfer is not required to be registered under the Securities Act or state securities laws.

                  (c) Any Certificateholder desiring to effect a transfer shall, and does hereby agree to, indemnify Saxon, the Master Servicer and the Trustee against any liability that may result if the transfer is not exempt under federal or applicable state securities laws.

                  (d) The transfer of the Certificates may be subject to additional restrictions, as set forth in Section 5.05 of the Standard Terms of the Trust Agreement.

         All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto, among Saxon Asset Securities Company, the Master Servicer and the Trustee, pursuant to which the Purchased Certificates were issued.

         IN WITNESS WHEREOF, the undersigned has caused this Transferee Agreement to be executed by its duly authorized representative as of the [____] day of [____________], 199[_].

                                    [TRANSFEREE]

                                    By:____________________________

                                    Name:__________________________

                                    Title:_________________________

                                                                       Exhibit F

                         FORM OF BENEFIT PLAN AFFIDAVIT

Re:      Saxon Asset Securities Company
         Series 199[_]-[_] Trust (the "Trust")
         Mortgage Loan Asset Backed Certificates, Class [___]

STATE OF [____________]
                           ss:
CITY OF [_____________]


         Under penalties of perjury, I, the undersigned, declare that, to the best of my knowledge and belief, the following representations are true, correct, and complete.

         1.       I  am  a  duly  authorized   officer  of  [____________]
(the   "Purchaser"),   whose  taxpayer identification number is [____________],
and on behalf of which I have the authority to make this affidavit.

         2.       That the  Purchaser  is  acquiring  a Class  [___]
Certificate representing an interest in the Trust, certain assets of which one or more real estate mortgage investment conduit ("REMIC") elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

         3.       The Purchaser either:

                  (i) (A) is not a Plan Investor and (B) either (I) is not an insurance company or (II) is an insurance company, in which case none of the funds used by the Purchaser in connection with its purchase of the Certificates constitute plan assets as defined in the Plan Asset Regulations ("Plan Assets") and its purchase of the Certificates shall not result in the Certificates or the assets of the Trust being deemed to be Plan Assets;

                  (ii) is an insurance company and either (A) represents that the funds used to purchase the Certificates are held in an "insurance company pooled separate account" within the meaning of United States Department of Labor Prohibited Transaction Class Exemption 90-1 ("PTCE 90-1") and that each of the applicable conditions set forth in PTCE 90-1 are met with respect to the purchase and holding of the Certificates, or (B) represents that the funds used to purchase the Certificates are held in an "insurance company general account" as defined in United States Department of Labor Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that each of the applicable conditions set forth in PTCE 95-60 are met with respect to the purchase and holding of the Certificates; or

                  (iii) has provided a Benefit Plan Opinion, obtained at the Transferee's expense.

         All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto.

         IN WITNESS WHEREOF, the undersigned has caused this Benefit Plan Affidavit to be executed by its duly authorized representative as of the [____] day of [____________], 199[_].

                                    [PURCHASER]

                                    By:____________________________

                                    Name:__________________________

                                    Title:_________________________

         Personally appeared before me [____________________], known or proved to me to be the same person who executed the foregoing instrument and to be a [____________________] of the Purchaser, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Purchaser.

         Subscribed and sworn before me this [____] day of [____________], 199[_].

                                    ------------------------------

                                    Notary Public

         My commission expires the [____] day of [____________], 199[_].

                                                                       Exhibit G

                      FORM OF RESIDUAL TRANSFEREE AGREEMENT
                         SAXON ASSET SECURITIES COMPANY
      MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 199[_]-[_], CLASS [R]

                             [____________], 199[_]

[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER] [CERTIFICATE REGISTRAR]
[-------------------------]
[-------------------------]
Attention:  [____________________]

Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060
Attention:  [____________________]

Ladies and Gentlemen:

         In connection with the purchase on the date hereof of the captioned Certificates (the "Residual Certificates"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, Saxon, the Master Servicer, the Trustee, and the Trust as follows:

         1. Representations and Warranties. The Transferee represents and warrants:

                  (a) The Transferee's taxpayer identification number is as set forth on the signature page hereof;

                  (b) The Transferee is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Transferee is organized, is authorized to invest in the Residual Certificates and to enter into this Agreement, and has duly executed and delivered this Agreement;

                  (c)      The  Transferee  represents  that  (i) it
         understands that the Residual Certificates represent for federal income tax purposes a "residual interest" in one or more real estate mortgage investment conduits (each, a "REMIC") and that, as the holder of the Residual Certificates, it will be required to take into account, in determining its taxable income, its pro rata share of the taxable income of each such REMIC, (ii) it understands that it may incur federal income tax liabilities with respect to
         the  Residual   Certificates  in  excess  of  any  cash  flows
         generated by such Residual Certificates, (iii) it has the financial wherewithal and intends to pay any tax imposed on the income that it derives from the Certificates as they become due, and (iv) it has historically paid its debts as they became due and intends to pay its debts as they become due in the future;

                  (d) The Transferee (i) has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Residual Certificates, (ii) has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision, and (iii) is able to bear the economic risk of an investment in the Residual Certificates and can afford a complete loss of such investment;

                  *(e)     The Transferee is acquiring the Residual
         Certificates for its own account as principal and not with a view to the resale or distribution thereof, in whole or in part, in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"); and

                  *(f)     The   Transferee   confirms  that  Saxon  has  made
         available to the Transferee the opportunity to ask questions of, and receive answers from, Saxon concerning Saxon, the Trust, the purchase by the Transferee of the Residual Certificates and all matters relating thereto, and to obtain additional information relating thereto that Saxon possesses or can acquire without unreasonable effort or expense.

         2.       Covenants.  The Transferee covenants:

                  *(a)     The Transferee  will not make a public offering of
         the Residual Certificates, and will not reoffer or resell the Residual Certificates in a manner that would render the issuance and sale of the Residual Certificates whether considered together with the resale or otherwise, a violation of the Securities Act, or any state securities or "Blue Sky" laws or require registration pursuant thereto;

                  (b) The Transferee agrees that, in its capacity as a holder of the Residual Certificates, it will assert no claim or interest in the Mortgage Loans by reason of owning the Residual Certificates other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Trust Agreement and the Certificates;

                  (c) If applicable, the Transferee will comply with respect to the Residual Certificates in all material respects with applicable regulatory guidelines relating to the ownership of mortgage derivative products;

                  (d) Upon notice thereof, the Transferee agrees to any future amendment to the provisions of the Trust Agreement relating to the transfer of the Residual Certificates (or any interest therein) that counsel to Saxon or the Trust may deem necessary to ensure that any such transfer will not result in the imposition of any tax on the Trust;

                  (e) The Transferee hereby agrees that the Master Servicer or an affiliate thereof will (i) supervise or engage in any action necessary or advisable to preserve the status of each related REMIC as a REMIC, (ii) be, and perform the functions of, each such REMIC's tax matters person ("TMP"), and (iii) employ on a reasonable basis counsel, accountants, and professional assistance to aid in the preparation of tax returns or the performance of the above;

                  (f) The Transferee hereby agrees to cooperate with the TMP and to take any action required of it by the REMIC Provisions in order to create or maintain the REMIC status of each related REMIC;

                  (g) The Transferee hereby agrees that it will not take any action that could endanger the REMIC status of any related REMIC or result in the imposition of tax on any such REMIC unless counsel for, or acceptable to, the TMP has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable;

                  (h) The Transferee hereby agrees to be bound by all the provisions of the Trust Agreement applicable to the holders of a Residual Certificate including, but not limited to, Section 5.05(c) of the Standard Terms to the Trust Agreement (which relates to the transfer of a Residual Certificate), and acknowledges that each Residual Certificate will bear a legend setting forth the applicable restrictions on transfer;

                  (i) The Transferee hereby agrees that it shall pay any tax or reporting costs borne by a REMIC as result of its purchase of the Residual Certificates or any beneficial interest therein in violation of Section 5.05(c) of the Standard Terms to the Trust Agreement to the extent such tax or reporting costs are not paid by the Transferor or by the Trustee out of amounts that otherwise would have been paid to the Transferee;

                  (j) The  Transferee  hereby  agrees to indemnify and hold
         harmless Saxon, the Master Servicer, the Trustee, the Trust and each other holder of a Residual Certificate from and against any tax liability or reporting  costs  arising from its  violation of
         the  restrictions  on transfer  contained in Section   5.05(c)  of  the
         Standard  Terms  to  the  Trust   Agreement  or  its  breach  of  any
         of  its representations, warranties, or covenants contained herein; and

                  (k) The Transferee agrees that it will take no action to question or invalidate the interest of the Trust in the Mortgage Loans or seek or maintain any claim or interest in the Mortgage Loans having a priority over the interest of the Trust in such Mortgage Loans.

The representations and covenants above marked with an * apply only to Residual Certificates that are Private Certificates.

         3.  Acknowledgments.

                  (a)      The   Transferee   acknowledges   that,  if  the
         Residual   Certificates   are  Private Certificates,  the Residual
         Certificates have not been registered under the Securities Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Securities Act and under applicable state law or unless an exemption from such registration is available. The Transferee further understands that neither Saxon, the Master Servicer nor the Trust is under any obligation to register the Certificate or make an exemption from such registration available.

                  (b) The Transferee acknowledges that if a Residual Certificate is transferred to a Non-U.S. Person, the transfer will not be recognized by the Withholding Agent (as defined below) unless the Withholding Agent has received from the Transferee an affidavit substantially in the form of Exhibit H-1 attached to the Standard Terms to Trust Agreement.

                  (c) The Transferee acknowledges that if any United States federal income tax is due at the time a Non-U.S. Person transfers a Residual Certificate, the Trustee or its designated Paying Agent or other person who is liable to withhold federal income tax from a distribution on a Residual Certificate under sections 1441 and 1442 of the Code and the Treasury regulations thereunder (the "Withholding Agent") may (i) withhold an amount equal to the taxes due upon disposition of the Certificate from future distributions made with respect to the Certificate to the Transferee (after giving effect to the withholding of taxes imposed on such Transferee), and (ii) pay the withheld amount to the Internal Revenue Service unless satisfactory written evidence of payment of the taxes due by the transferor has been provided to the Withholding Agent.

                  (d)      The  Transferee  acknowledges  the  Withholding
         Agent may (i) hold distributions on a Certificate, without interest, pending determination of amounts to be withheld, (ii) withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such Transferee on each Certificate it holds, and
         (iii) pay to the Internal Revenue Service all such amounts withheld.

                  (e)      The  Transferee  acknowledges  that  the  transfer
         of  all  or  part  of  the  Residual Certificates  that  have  "tax
         avoidance   potential"  (as  defined  in  Treasury   regulations
         section 1.860G-3(a)(2) or any successor provision) to a Non-U.S. Person will be disregarded for all federal income tax purposes, and that Treasury regulations or other administrative guidance issued by the Treasury may effectively prohibit the transfer of the Residual Certificates to Non-U.S. Persons.

                  (f) The Transferee acknowledges that the transfer of the Residual Certificates to a U.S. Person will be disregarded for all federal income tax purposes if a significant purpose of the transfer is to impede the assessment or collection of the taxes and expenses associated with such Certificates within the meaning of Treasury regulation section 1.860E-1(c)(1).

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the [____] day of [____________], 199[_].

                                    [TRANSFEREE]

                                    By:____________________________

                                    Name:__________________________

                                    Title:_________________________

                                    Taxpayer ID #__________________

                                                                     Exhibit H-1


                        FORM OF NON-U.S. PERSON AFFIDAVIT
                       AND AFFIDAVIT PURSUANT TO SECTIONS
                          860D(a)(6)(A) and 86OE(e)(4)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

Re:      Saxon Asset Securities Company
         Series 199[_]-[_] Trust (the "Trust")
         Mortgage Loan Asset Backed Certificates, Class [R]

STATE OF [____________]
                           ss:
CITY OF [_____________]


         Under penalties of perjury, I, the undersigned, declare that to the best of my knowledge and belief, the following representations are true, correct and complete:

         1. I am a duly authorized officer of [____________________] (the "Transferee") and on behalf of which I have the authority to make this affidavit.

         2. The Transferee is acquiring all or a portion of the Class [R] Certificates (the "Residual Certificates"), which represent a residual interest in one or more real estate mortgage investment conduits (each, a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

         3.       The  Transferee  is  a  foreign  person  within  the  meaning
of  Treasury   Regulation  Section 1.860G-3(a)(1)  (i.e.,  a person other than
(i) a citizen or resident of the United States, (ii) a corporation or partnership that is organized under the laws of the United States or any jurisdiction thereof or therein, or (iii) an estate or trust that is subject to United States federal income tax regardless of the source of its income) who would be subject to United States income tax withholding pursuant to Section 1441 or 1442 of the Code and the Treasury regulations thereunder on income derived from the Residual Certificates (a "Non-U.S. Person").

         4. The Transferee agrees that it will not hold the Residual Certificates in connection with a trade or business in the United States, and the Transferee understands that it will be subject to United States federal income tax under sections 871 and 881 of the Code in accordance with section 860G of the Code and any Treasury regulations issued thereunder on "excess inclusions" that accrue with respect to the Residual Certificates during the period the Transferee holds the Residual Certificates.

         5. The Transferee understands that the federal income tax on excess inclusions with respect to the Residual Certificates may be withheld in accordance with section 860G(b) of the Code from distributions that otherwise would be made to the Transferee on the Residual Certificates and, to the extent that such tax has not been imposed previously, that such tax may be imposed at the time of disposition of any such Residual Certificate pursuant to section 860G(b) of the Code.

         6. The Transferee agrees (i) to file a timely United States federal income tax return for the year in which disposition of a Residual Certificate it holds occurs (or earlier if required by law) and will pay any United States federal income tax due at that time and (ii) if any tax is due at that time, to provide satisfactory written evidence of payment of such tax to the Trustee or its designated paying agent or other person who is liable to withhold federal income tax from a distribution on the Residual Certificates under sections 1441 and 1442 of the Code and the Treasury regulations thereunder (the "Withholding Agent").

         7. The Transferee understands that until it provides written evidence of the payment of tax due upon the disposition of a Residual Certificate to the Withholding Agent pursuant to paragraph 6 above, the Withholding Agent may (i) withhold an amount equal to such tax from future distributions made with respect to the Residual Certificate to subsequent transferees (after giving effect to the withholding of taxes imposed on such subsequent transferees), and (ii) pay the withheld amount to the Internal Revenue Service.

                                     H-1-1

         8. The Transferee understands that (i) the Withholding Agent may withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such transferee on each Residual Certificate it holds and (ii) the Withholding Agent may pay to the Internal Revenue Service amounts withheld on behalf of any and all former holders of each Residual Certificate held by the Transferee.

         9. The Transferee understands that if it transfers a Residual Certificate (or any interest therein) to a United States Person (including a foreign person who is subject to net United States federal income taxation with respect to such Residual Certificate), the Withholding Agent may disregard the transfer for federal income tax purposes if the transfer would have the effect of allowing the Transferee to avoid tax on accrued excess inclusions and may continue to withhold tax from future distributions as though the Residual Certificate were still held by the Transferee.

         10. The Transferee understands that a transfer of a Residual Certificate (or any interest therein) to a Non-U.S. Person (i.e., a foreign person who is not subject to net United States federal income tax with respect to such Residual Certificate) will not be recognized unless the Withholding Agent has received from the transferee an affidavit in substantially the same form as this affidavit containing these same agreements and representations.

         11. The Transferee understands that distributions on a Residual Certificate may be delayed, without interest, pending determination of amounts to be withheld.

         12. The Transferee is not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Certificate for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified
Organization is any of the following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in Section 1381(a)
(2) (C) of the Code; or (iv) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

         13. The Transferee agrees to consent to any amendment of the Trust Agreement that shall be deemed necessary by Saxon (upon the advice of counsel to Saxon) to constitute a reasonable arrangement to ensure that no interest in a Residual Certificate will be owned directly or indirectly by a Disqualified Organization.

         14. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the Transferee, with respect to any transfer of any interest in any Residual Certificate to a Disqualified Organization.

                                     H-1-2

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto, among Saxon Asset Securities Company, the Master Servicer and the Trustee.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative as of the [____] day of [____________], 199[_].

                                    [TRANSFEREE]

                                    By:____________________________

                                    Name:__________________________

                                    Title:_________________________

         Personally appeared before me [____________________], known or proved to me to be the same person who executed the foregoing instrument and to be a [____________________] of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.

         Subscribed and sworn before me this [____] day of [____________], 199[_].

                                    ------------------------------

                                    Notary Public

         My commission expires the [____] day of [____________], 199[_].

                                     H-1-3

                                                                     Exhibit H-2


                          FORM OF U.S. PERSON AFFIDAVIT
                PURSUANT TO SECTIONS 860D(a)(6)(A) and 860E(e)(4)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

Re:      Saxon Asset Securities Company
         Series 199[_]-[_] Trust (the "Trust")
         Mortgage Loan Asset Backed Certificates, Class [R]

STATE OF [____________]
                           ss:
CITY OF [_____________]


         Under penalties of perjury, I, the undersigned, declare that to the best of my knowledge and belief, the following representations are true, correct and complete:

         1. I am a duly authorized officer of [____________________] (the "Transferee") and on behalf of which I have the authority to make this affidavit.

         2. The Transferee is acquiring all or a portion of the Class [R] Certificates (the "Residual Certificates"), which represent a residual interest in one or more real estate mortgage investment conduits (each, a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

         3. The Transferee either is (i) a citizen or resident of the United States, (ii) a domestic partnership or corporation, (iii) an estate or trust that is subject to United States federal income tax regardless of the source of its income, or (iv) a foreign person who would be subject to United States income taxation on a net basis on income derived from the Residual Certificates (a "U.S. Person").

         4. The Transferee is a not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Certificate for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified
Organization is any of the following: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in section 1381(a)(2)(C) of the Code; or (iv) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

         5. The Transferee agrees to consent to any amendment of the Trust Agreement that shall be deemed necessary by Saxon (upon the advice of counsel to Saxon) to constitute a reasonable arrangement to ensure that no interest in a Residual Certificate will be owned directly or indirectly by a Disqualified Organization.

         6. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the Transferee, with respect to any transfer of any interest in any Residual Certificate to a Disqualified Organization.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto, among Saxon Asset Securities Company, the Master Servicer and the Trustee.

                                     H-2-1

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative as of the [____] day of [____________], 199[_].

                                    [TRANSFEREE]

                                    By:____________________________

                                    Name:__________________________

                                    Title:_________________________

         Personally appeared before me [____________________], known or proved to me to be the same person who executed the foregoing instrument and to be a [____________________] of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.

         Subscribed and sworn before me this [____] day of [____________], 199[_].

                                    ------------------------------

                                    Notary Public

         My commission expires the [____] day of [____________], 199[_].

                                     H-2-2